As filed with the Securities and Exchange Commission on June 19, 2020

Securities Act File No. 333-_____

Investment Company Act File No. 811-22671

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 19	☒

AB Multi-Manager Alternative Fund

(Exact name of Registrant as specified in Charter)

1345 Avenue of the Americas, New York, N.Y. 10105

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (800) 221-5672

EMILIE D. WRAPP

AllianceBernstein L.P.

1345 Avenue of the Americas, New York, N.Y. 10105

(Name and address of agent for service)

COPIES TO:

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box:  ☒

It is proposed that this filing will become effective:

☒	when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price PerShare(1)	Proposed Maximum Aggregate Offering Amount(2)	Amount of Registration Fee(3)
Shares of Beneficial Interest	90,252	$11.08	$999,992.16	$129.80

(1)	Registrant’s estimated net asset value per share of beneficial interest as of May 31, 2020.
(2)	Estimated solely for the purpose of calculating the registration fee.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICATION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated June 19, 2020

AB Multi-Manager Alternative Fund

Shares of Beneficial Interest

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered with the U.S. Securities and Exchange Commission (the “SEC”), under the Investment Company Act of 1940, as a closed-end, diversified management investment company. The Fund is operated as a fund-of-funds. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. The Fund expects that its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as passive foreign investment companies under the Internal Revenue Code of 1986, as amended. The Fund, to a lesser extent, will also pursue its investment objective by making direct investments in securities and other financial instruments.

Investing in the Fund’s shares involves significant risks, including the possible loss of the principal amount invested. The Fund’s shares will not be listed on any securities exchange or traded in other markets, shares will be subject to substantial restrictions on transfer, and shareholders may be unable to sell their shares for prolonged periods of time. Although the Fund intends to offer to repurchase shares periodically, the frequency of such repurchase offers and the number of shares offered to be repurchased will be at the sole discretion of the Board of Trustees. See “Risk Factors and Special Considerations” beginning on page 38 of this prospectus.

	Per Share			Total
Public offering price(1)	$	[	]	$	[	]
Maximum Sales Load(2)		None			None
Proceeds, before expenses, to the Fund(3)	$	[	]	$	[	]

(1)

Public offering price as of June 30, 2020. The Fund offers its shares at a price equal to their net asset value next determined after a subscription for shares is accepted by the Fund, which will change over time. The net asset value of the Fund’s shares have ranged from $[9.92] to $[11.74] per share between October 1, 2012 (commencement of operations) and June 30, 2020. The minimum initial investment in the shares by an investor is $20,000. Subsequent investments (excluding reinvestment of distributions) must be at least $5,000.

(2)

The Fund may engage one or more distributors to solicit investments in the Fund. The Fund currently does not make payments out of its own assets for distribution services in connection with the sale of Fund shares, but any such payments made in the future will comply with the sales charge and compensation limitations in the rules administered by the Financial Industry Regulatory Authority, Inc. relating to open-end investment companies. The Fund’s investment manager or its affiliates may make payments out of their own resources to distributors. See “Distributors and Shareholder Servicing Arrangements.”

(3)

These estimated proceeds assume the sale of all of the shares registered under the offering. Shares of the Fund are offered continuously on a monthly basis. As a result, the proceeds to the Fund will initially be less than the amount shown.

None of the SEC, Commodity Futures Trading Commission (“CFTC”) nor any state securities commission have determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. None of the SEC, CFTC nor any state securities commission have approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

The SEC maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, contact your financial advisor or call (800) 221-5672. Shareholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, by visiting the website of AllianceBernstein L.P., the Fund’s investment manager and adviser, at www.bernstein.com and clicking on “Investments”, then “Prospectuses, SAIs and Shareholder Reports”, then “Multi-Manager Alternative Fund”. This reference to the website does not incorporate the contents of the website into this prospectus.

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your Bernstein financial advisor or by calling the Fund at (800) 221-5672. You may elect to receive all future reports in paper form free of charge. You can contact your Bernstein financial advisor to request that you continue to receive paper copies of your shareholder reports, or you can call the Fund at (800) 221-5672. Your election to receive reports in paper form will apply to all funds held in your Bernstein account.

The date of this prospectus is [July 31], 2020.

TO ALL INVESTORS

This prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this prospectus. Prospective investors should not rely on any information not contained in this prospectus. Prospective investors should not construe the contents of this prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. The shares are subject to substantial restrictions on transferability and resale.

i

ii

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	117

LEGAL COUNSEL	117

BENEFICIAL OWNERS	117

INQUIRIES AND FINANCIAL INFORMATION	117

Appendix A — Investor Qualifications

Appendix B — Proxy Voting Policy Statement

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

iii

SUMMARY OF TERMS

The following discussion summarizes certain information contained in this prospectus relating to AB Multi-Manager Alternative Fund (the “Fund”) and the terms of the offering, including the potential merits and risks involved in acquiring the shares. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund or purchasing the shares of beneficial interest.

Overview of the Fund	The Fund is a statutory trust formed under the laws of the State of Delaware and is registered with the U.S. Securities and Exchange Commission (the “SEC”), under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, diversified management investment company. The Fund is operated as a fund-of-funds. The Fund sells shares of beneficial interest (the “shares”) to certain eligible individual and institutional investors. The Fund has registered under the Investment Company Act and has registered its shares under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering	Shares are offered continuously on a monthly basis at their net asset value (“NAV”) per share determined as of the last business day of each month. Because the Fund expects to promptly begin to invest the money it receives in each monthly offering, the offering prices in such monthly offerings will vary, and an investor subscribing for shares will likely pay more or less than the current offering price. Shares are intended for sale only to prospective investors who meet the criteria set out in Appendix A. See “Eligible Investors.” An investor must invest at least $20,000 when making an initial investment. See “Distributors and Shareholder Servicing Arrangements.” Only an investor whose subscription for shares is accepted by the Fund will become a shareholder of the Fund. The shares have substantial restrictions on transfers. See “Redemptions, Repurchases and Transfer Restrictions.”

Investment Objective	The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

Investment Strategy	The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers (“Portfolio Fund Managers”) that employ a broad range of investment strategies (“Portfolio Fund Strategies”). As a secondary strategy, the Fund will also make direct investments in securities and other financial instruments. The Investment Manager seeks to manage the Fund so that its volatility is less than that of the broad equity markets and so as to limit the correlation between the Fund’s returns and those of the broad equity and fixed-income markets.

The Fund invests principally with Portfolio Fund Managers pursuing the following Portfolio Fund Strategies: (i) long/short equity, (ii) event driven, (iii) credit/ distressed, (iv) emerging markets, (v) global macro and (vi) multi-strategy. The Investment Manager generally allocates the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may focus the Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. Likewise, the Investment Manager may allocate little or none of the Fund’s assets to particular Portfolio Fund Strategies from time to time based on its current view of those Portfolio Fund Strategies. The Fund expects that its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as passive foreign investment companies (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).

In pursuing direct investments, the Fund principally pursues the following investment strategies: (i) event driven strategies focusing on companies that are expected to become the subject of major corporate events or that are the subject of shareholder activism; and (ii) a systematic, multi-strategy approach that is primarily effectuated by directly investing a portion of the Fund’s assets in securities and derivatives.

Portfolio Fund Strategies

•

Long/Short Equity - A long/short equity strategy typically involves buying and/ or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Portfolio Fund Managers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/ short equity managers may invest in one or more countries, including developed and emerging market countries and may specialize in one or more specific sectors. Portfolio Fund Managers may specialize in a geographic area, industry, or market capitalization. Many long/short equity Portfolio Fund Managers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products.

•

Event Driven - Event driven strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. Portfolio Fund Managers will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spinoffs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of an event driven investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of an extraordinary event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any event driven discipline. The relevant Portfolio Fund Manager may take an active role in determining the event’s outcome. Typically, event driven Portfolio Fund Managers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Fund’s assets are expected to be allocated among Portfolio Fund Managers that focus on a variety of event driven strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for event-driven strategies. Portfolio Fund Managers employing an event driven approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed-income securities, currencies, commodities and other financial instruments.

•

Credit/Distressed - Portfolio Fund Managers that employ credit/distressed strategies generally invest in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high-yield securities (also known as “junk bonds”). The Fund may be invested in various credit/distressed strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high-yield and distressed debt.

•

Emerging Markets - Portfolio Fund Managers employing emerging market strategies may invest across a range of emerging market asset classes including debt, equity and currencies. Emerging markets are generally located in countries that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. These Portfolio Fund Managers may use a broad array of hedging techniques, involving securities of issuers located in both emerging markets and developed countries with the intention of reducing volatility and enhancing returns. These hedging techniques may include, among others, currency hedges executed through forward or swap contracts. The Investment Manager may allocate capital among Portfolio Fund Managers that specialize in one sector, region or country or that invest across multiple sectors, regions or countries. Portfolio Fund Managers investing in emerging markets utilize a variety of strategies when making investments within those countries.

•

Global Macro - Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. Portfolio Funds using these strategies generally may invest in all major markets–equities, bonds, currencies and commodities–though not always at the same time, and will typically include long and short positions, leverage and the use of derivatives. Some Portfolio Fund Managers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

•

Multi-Strategy - Multi-strategy Portfolio Fund Managers may invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets. Portfolio Fund Managers in this category may use a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Strategies used by these Portfolio Fund Managers may take a variety of forms, including systematic approaches relying exclusively on quantitative measures or pre-defined rules and approaches where the Portfolio Fund Manager makes decisions based primarily on its discretionary analysis. These strategies may be effectuated through investment in various types of securities, derivatives and financial instruments.

Direct Investment Strategies.

Event Driven - Event driven strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. The Fund may make direct investments in companies that are expected to become the subject of major corporate events, or in companies where an active role in the company’s management has been taken or sought by a third-party investor and the Investment Manager believes that such role will benefit the company and its shareholders.

Systematic Multi-Strategy - The Fund may invest directly across a number of asset classes and types of securities and financial instruments. In employing a multi-strategy direct investment program, the Investment Manager expects to use a systematic approach that is primarily effectuated by directly investing a portion of the Fund’s assets in securities and derivatives. Under this approach, the Fund will take long and short positions in various asset classes in an effort to access alternative sources of return, where the use of such sources is supported by academic and empirical research. For example, the Investment Manager may attempt to take advantage of supply/demand imbalances in the market or market biases favoring or disfavoring particular investment styles.

In implementing its direct investment program, the Fund may gain exposure to futures contracts and other commodity instruments. While the Fund may seek to gain exposure to commodities traded in the commodities markets through investments in a variety of derivative instruments, the Investment Manager expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in the AB Multi-Manager Alternative Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Investment Manager and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund’s principal investment strategies and principal risks also includes the Subsidiary’s principal investment strategies and principal risks.

The Fund and the Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Potential for Investment in Other Portfolio Fund Strategies. The Investment Manager may seek to identify and exploit other strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, currency, high-frequency trading, quantitative, commodities, real estate and real estate-related assets. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Investment Manager will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

The Investment Manager may also employ other direct investment strategies, including through investments in options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Fund also may make investments in public investment vehicles (including registered investment companies). The Fund believes that the ability to invest directly in these types of securities and financial instruments provides the Investment Manager with greater investment flexibility and may allow the Investment Manager to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder, and any exemptive orders issued by the SEC on which the Fund may rely.

The Fund’s assets that are not currently allocated to Portfolio Fund Strategies or employed in direct investment strategies may be held in cash, cash equivalents (including affiliated money market funds to the extent permitted by law) or short-term interest-bearing investments. The management of the Fund’s assets is subject to the Fund’s investment restrictions. See “Investment Restrictions.”

Portfolio Fund Manager Selection and Review	The Investment Manager identifies potential Portfolio Fund Managers through a variety of sources. The Portfolio Fund Manager selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund Manager, the Investment Manager will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. The Investment Manager may also (i) conduct background checks; (ii) analyze whether the Portfolio Fund Manager has the personnel, research and technology resources to effectively implement its investment strategy; and (iii) conduct additional due diligence as the Investment Manager deems appropriate.

Selected Risk Factors	The following discussion of selected risk factors associated with an investment is intended to offer a summary of certain principal risks of investing in Fund shares. Investors should review the broader discussion of Fund risks included in the “Risk Factors and Special Considerations” section of this prospectus before making an investment in the Fund.

General Market Risks

General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Investment Manager may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund and the Portfolio Funds. An investment in the Fund should not in itself be considered a balanced investment program. Investors should be able to withstand the loss of their entire investment.

General Economic and Market Conditions. The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s and the Portfolio Funds’ investments), trade barriers, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund and Portfolio Funds and their intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s and the Portfolio Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Portfolio Funds’ profitability or result in losses. The Fund and the Portfolio Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Current Market Conditions and Governmental Actions. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an adverse effect on the Fund’s and the Portfolio Funds’ investments and net asset value and have led and may continue to lead to increased market volatility. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s and the Portfolio Funds’ investments. The occurrence and pendency of such diseases could adversely affect the economies and financial markets either in specific countries or worldwide.

The U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund and the Portfolio Funds invest.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s (the “U.K.”) exit from the European Union (an event commonly known as “Brexit“), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements and disputes, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s and the Portfolio Funds’ investments may be negatively affected.

Limited Liquidity of Fund Shares. It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, and shares will be subject to substantial restrictions on transfer. Although the Fund intends to offer to repurchase shares periodically, at the sole discretion of the Board of Trustees, no assurance can be given that these repurchases will occur on a regular basis or at all or that all of an investor’s shares will be purchased in any offer to repurchase. If a repurchase offer is made by the Fund, it will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase. The interests in Portfolio Funds held by the Fund will generally be subject to legal or other restrictions on transfer or sale and there likely will be no liquid market for their sale. These investments may make it difficult for the Fund to liquidate positions in the Portfolio Funds in order to facilitate Fund share repurchases. In addition, a redemption by the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Portfolio Fund.

Certain Risks Related to Investments by Portfolio Funds and Direct Investments by the Fund

The performance of many of the Portfolio Funds will be highly volatile and subject to a number of substantial risks. The Portfolio Funds in which the Fund invests utilize a wide variety of investments and investment strategies, many of which are very complex and specialized. Some of the risks relating to Portfolio Fund investments and investment strategies and direct investments by the Fund are as follows:

Leverage. Portfolio Funds generally utilize leverage in their investment programs, meaning that their market exposure can be substantially in excess of their net assets, and the Fund generally does not limit its exposure to leverage in selecting individual Portfolio Funds or by Portfolio Funds in the aggregate. The Fund may take on additional leverage in connection with its direct investment strategies. Leverage may be achieved by trading on margin, trading in derivative instruments that are inherently leveraged, and other forms of direct and indirect borrowing. Leverage increases both the possibilities for profit and the risk of loss. The cumulative effect of the use of leverage by the Fund and the Portfolio Funds in a market that moves adversely to the Fund or Portfolio Funds could result in a substantial loss to the Fund that would be greater than if the Fund or Portfolio Funds were not leveraged. As a result, the Fund could lose its entire investment in a Portfolio Fund and, in connection with its direct investment strategies, could lose an amount in excess of the value of its investments made under those strategies.

Use of Financing Arrangements. Portfolio Funds and/or the Fund may depend on the availability of credit to engage in their investment activities. Lenders can apply essentially discretionary margin and valuation policies, and may change those policies. A Portfolio Fund and/or the Fund may lose financing, or may be forced to liquidate positions at disadvantageous prices as a result of these policies or changes to them.

Lending Portfolio Securities. Portfolio Funds and/or the Fund may lend their portfolio securities to brokers, dealers and financial institutions in order to generate income for the Portfolio Fund or Fund, respectively. However, securities loans involve risks in the event of a delay in the return of the securities loaned or the default or insolvency of the borrower.

Counterparty Risk. The Portfolio Funds are expected to, and the Fund may, establish relationships with third parties to obtain financing, engage in derivative transactions, and obtain prime and other brokerage services that permit the

Portfolio Funds or the Fund, respectively, to trade in any variety of markets or asset classes. If a Portfolio Fund or the Fund is unable to establish or maintain such relationships, such inability may limit the Portfolio Fund’s or the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses. In light of increased capital requirements imposed on many financial intermediaries, prime brokerage and trading costs for Portfolio Funds and the Fund have been increasing in many markets. As a result of these increases, it may be increasingly difficult for Portfolio Funds and the Fund to earn positive returns.

Some of the markets in which the Portfolio Funds or the Fund may effect transactions are not “exchange-based” or regulated trading platforms, such as swap execution facilities or alternative trading systems, and may include “over-the-counter,” and “interdealer” markets. Although the level of regulation over financial markets has increased substantially over the past ten years, the participants in certain over-the-counter markets may not be subject to the same level of credit evaluation and regulatory oversight to which members of “exchange-based” or regulated trading platforms generally are subject. This lack of regulation could expose the Portfolio Funds or the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or the Fund has concentrated its transactions with a single or small group of counterparties. Counterparty risk may also be heightened by new global regulations seeking to concentrate holdings of certain instruments with a central counterparty. Although the regulations are designed to reduce counterparty risk, they are untested and there is a possibility that the new structure will increase systemic and counterparty risk, including for the Portfolio Funds and the Fund. Furthermore, there is a risk that any of a Portfolio Fund’s or the Fund’s counterparties, including a central counterparty or one or more members of a central counterparty, could become insolvent and/or the subject of insolvency proceedings. If one or more of a Portfolio Fund’s or the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio Fund’s or the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty. The Federal Reserve has adopted regulations that may restrict the close-out and default rights of a Portfolio Fund or the Fund upon certain insolvencies of a counterparty to an over-the-counter derivatives transaction or its affiliates. In addition, in the event of an insolvency of a central counterparty or one or more of its members, there is the possibility that margin and other assets of the Portfolio Fund or the Fund held with the central counterparty or one or more of its members might be used to satisfy obligations of the member to the clearinghouse or of the clearinghouse and not applied to meet obligations of the Portfolio Funds or the Fund or returned to the Portfolio Funds or the Fund. These situations, if they were to occur, could have a materially adverse effect on one or more of the Portfolio Funds or the Fund.

Hedging Transactions. The Portfolio Funds and the Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio Funds’ or the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Portfolio Funds and the Fund generally are not required to enter into hedging transactions and may choose not to do so.

Illiquid Investments. The Portfolio Funds and the Fund may invest in securities and other instruments for which no readily available market exists and/or that are subject to restrictions on resale. Portfolio Fund Managers and the Fund’s Investment Manager may not be able to liquidate these positions promptly, which may subject the Fund to substantial losses. The valuation of certain illiquid investments is inherently subjective, which may lead to inaccurate pricing of the Portfolio Funds and the Fund not receiving the full value of its investment upon its sale of Portfolio Fund or Fund interests.

Short Sales. The Portfolio Funds and the Fund may engage in short-selling, which involves the sale of a security that a fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio Fund and the Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. A Portfolio Fund and the Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Concentration of Portfolio Funds’ Investments. Portfolio Fund Managers may create, or market conditions may result in, concentrated investment portfolios. The overall effect on the Portfolio Fund, and correspondingly on the Fund, of adverse movements in the value of securities of a single issuer, industry, sector, market, strategy, country or geographic region in which a Portfolio Fund is concentrated will be considerably greater than if the Portfolio Fund did not concentrate its investment to such an extent.

Volatility. Portfolio Funds will, and the Fund may, frequently be subject to substantial volatility, which could result from a number of causes. Concentration of Portfolio Fund investments may give rise to volatility. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Portfolio Fund Managers being employed. In addition, the use of leverage by the Fund or a Portfolio Fund will tend to increase its volatility. The allocation of Fund assets to Portfolio Fund Managers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Investment Manager.

Portfolio Turnover. Certain Portfolio Fund Managers or the Fund’s Investment Manager may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Event Driven Investment. Event driven investing requires a Portfolio Fund Manager or the Fund’s Investment Manager to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities. The Portfolio Funds and the Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. Portfolio Funds may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments. Portfolio Funds and the Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. These securities and obligations often trade at a discount to the expected enterprise value that can be achieved through a restructuring but risk the possibility that no restructuring will occur, or will occur on terms less favorable than anticipated. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Derivative Instruments. The Portfolio Funds and the Fund may enter into options, futures, forwards, swaps and other derivative instruments. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Investments in Real Assets. The Fund may make investments in Portfolio Funds that directly and indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Also, real asset investments involve exposure to business cycles, local economic conditions and other factors that may not be present with other types of investments.

Small Capitalization and Recently Organized Companies. Portfolio Fund or Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-U.S. Investments. The Portfolio Funds and the Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio Funds’ or the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

The U.K. formally withdrew from the European Union (the “EU”) on January 31, 2020 (an event commonly known as “Brexit”), and is now in a transition period through December 31, 2020, during which the U.K. and the EU will seek to agree on the terms of their future relationship. Although the U.K. will remain in the EU single market and customs union during the transition period, the long-term nature of the U.K.’s relationship with the EU is unclear, and there is considerable uncertainty as to when any agreement will be reached and implemented. The uncertainty surrounding the implementation and effect of Brexit, the uncertainty in relation to the legal and regulatory framework that may apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) has caused and is likely to cause increased economic volatility and market uncertainty globally. During the transition period and beyond, the impact on the U.K. and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the U.K., Europe and globally, which could have an adverse effect on the value of a Portfolio Fund’s and the Fund’s investments.

Currency. The Portfolio Funds and the Fund may invest a portion of their assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. However, the Fund, and generally the Portfolio Funds, value their securities and other assets in U.S. dollars. To the extent unhedged, the value of a Portfolio Fund’s and the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio Fund’s and the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Portfolio Fund and the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio Fund’s and the Fund’s securities in their local markets. The Portfolio Funds and the Fund may utilize financial instruments such as currency options and forward contracts (either physically or cash settled) to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets. Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities. The Portfolio Funds and the Fund may make certain investments in securities that the Portfolio Fund Managers or the Fund’s Investment Manager, respectively, believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Portfolio Fund Managers or the Fund’s Investment Manager.

Quantitative Investment. Portfolio Fund Managers will typically use quantitative investment models to varying degrees in making investment decisions. The success of a Portfolio Fund Manager’s quantitative investment models is heavily dependent on the mathematical models used by the Portfolio Fund Manager. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Certain Risks Related to Portfolio Fund Operations

By investing in Portfolio Funds, the Fund will be subject to various risks relating to hedge fund operations, including the following:

•

Investments in Portfolio Funds will generally be illiquid. The ability of the Fund to withdraw amounts invested in the Portfolio Funds often will be subject to certain restrictions, and there will normally be no secondary market for trading Portfolio Fund shares.

•

In addition to the fees and expenses of the Fund, shareholders will indirectly bear the Fund’s proportionate share of the asset-based and performance-based fees and other expenses of the Portfolio Funds. The asset-based fees of the Portfolio Funds generally are expected to be up to 3% of the Fund’s investment in any Portfolio Fund, and the performance-based fees of the Portfolio Funds generally are expected to be up to 30% of net profits earned on that investment. Performance-based compensation arrangements give rise to certain conflicts of interest, including the incentive for Portfolio Fund Managers to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.

•

Portfolio Fund Managers may place limitations on the amount of, or number of persons whose, money they will manage. These limitations could prevent the Investment Manager from allocating Fund assets to certain Portfolio Fund Managers and Portfolio Funds with which the Investment Manager would otherwise choose to invest, and may subject the Investment Manager to conflicts of interest relating to the allocation of Portfolio Fund investments among the various accounts that it manages.

•

The success of a particular Portfolio Fund is dependent on the expertise of its Portfolio Fund Manager. Certain Portfolio Fund Managers may have only one or a limited number of key individuals responsible for managing Portfolio Funds. The loss of one or more key individuals from a Portfolio Fund Manager could have a materially adverse effect on the performance of a Portfolio Fund, which could adversely affect the performance of the Fund.

•

The Investment Manager attempts to measure and monitor risks of the Portfolio Funds. The amount and quality of the Investment Manager’s risk due diligence, measurement and monitoring depends on its access, if any, to information regarding the Portfolio Funds’ investments and the risk management systems of the Portfolio Fund Managers. This information will not typically be publicly available, and there is no assurance that the Portfolio Fund Managers will give the Investment Manager access to this data.

•

The Fund may invest in Portfolio Funds that are managed by Portfolio Fund Managers that have not managed Portfolio Funds for a substantial period of time. This means that there generally will be less information available on which the Investment Manager can base an opinion on the expertise of these Portfolio Fund Managers.

•

Portfolio Funds generally will not be registered as investment companies under the Investment Company Act, and will not be subject to the protections provided by the Investment Company Act, such as requirements for independent board members, restrictions on transactions with affiliates, and limitations on fund borrowings and leverage. Portfolio Funds and Portfolio Fund Managers formed or operated outside of the United States may not be subject to a comprehensive or effective regulatory scheme.

Certain Regulatory, Legal and Operational Risks

Business and Regulatory Risks of Hedge Funds. The financial services industry generally, and the activities of hedge funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s and the Portfolio Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative requirements on the Portfolio Fund Managers, including, without limitation, responding to examinations and investigations, implementing new policies and procedures and complying with recordkeeping and reporting obligations. Such requirements may divert the Portfolio Fund Managers’ time, attention and resources from portfolio management activities.

Dependence on the Investment Manager and Portfolio Fund Managers. The Investment Manager invests the assets of the Fund primarily by allocating Fund assets to the Portfolio Funds and also invests a portion of the Fund’s assets directly. The success of the Fund depends upon the ability of the Investment Manager and the Portfolio Fund Managers to develop and implement investment strategies that achieve the Fund’s allocation goals and the Portfolio Funds’ investment objectives. Subjective decisions made by the Investment Manager (e.g., with respect to asset allocation) and/or the Portfolio Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends significantly on the trading and investing skills of the Portfolio Fund Managers. To the extent that the Investment Manager is unable to select, manage, allocate appropriate levels of capital to, and invest with Portfolio Fund Managers that, in the aggregate, are able to produce consistently positive returns for the Fund and provide the necessary liquidity and transparency, or to the extent that the Investment Manager does not adequately monitor Portfolio Fund Managers, the performance of the Fund may be impaired. In addition, to the extent the Investment Manager invests the Fund’s assets directly, the Fund may incur losses if the Investment Manager fails to select and allocate appropriate levels of assets to market favorable strategies. Direct investments in securities by the Investment Manager will cause the Fund to be subject to many of the risks described above relating to investments by the Portfolio Funds.

Review and Oversight of Portfolio Funds. Because of the nature of Portfolio Funds, it is expected that the Investment Manager generally will have limited ability to (i) monitor Portfolio Fund investments, (ii) obtain full and current information regularly and (iii) exercise control rights over such investments. Although the Investment Manager attempts to monitor the performance of all of the Fund’s investments, the Investment Manager may not have sufficient information to be able to confirm or review the accuracy of valuations provided by Portfolio Funds in which the Fund invests.

The Investment Manager must ultimately rely on (i) a Portfolio Fund Manager to operate in accordance with the investment guidelines governing the Portfolio Fund; (ii) the accuracy of the information provided to the Investment Manager by a Portfolio Fund Manager or other service providers of the Portfolio Fund; and (iii) any available public or reported information relating to the Portfolio Fund. A failure of a Portfolio Fund Manager to operate within the guidelines of a Portfolio Fund or to provide accurate information with respect to the Portfolio Fund could subject the Fund to losses. Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Investment Manager relies on the Portfolio Fund Managers to evaluate information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Past events have demonstrated that investors such as the Fund can incur material losses as a result of corporate mismanagement, fraud and accounting or other irregularities.

The Investment Manager has broad and flexible authority to invest the Fund’s assets in Portfolio Funds, and Portfolio Fund Managers in turn typically have broad and flexible authority to invest in whatever securities and other instruments that the Portfolio Fund Managers believe will help the Portfolio Funds achieve their respective investment objectives. Additionally, Portfolio Fund Managers generally have broad latitude with respect to the degree of risk that may be undertaken by the Portfolio Funds. While the Investment Manager conducts a robust investment allocation process that focuses on selecting Portfolio Funds with well-defined investment objectives, risk parameters and investment guidelines, the flexibility on the part of Portfolio Funds and the fact that the Investment Manager relies primarily on information provided by Portfolio Fund Managers in assessing Portfolio Fund Strategies means that the Fund is subject to the possibility that Portfolio Funds in which it invests are not managed in the manner that the Investment Manager anticipated. In particular, there is the risk of “style drift” by the Portfolio Funds, which is the risk that a Portfolio Fund Manager may deviate from the Portfolio Fund’s stated or expected investment strategy. Style drift may cause the Fund to be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Manager when it allocated assets to a Portfolio Fund and which may result in the Fund being exposed to overlapping investment strategies among various Portfolio Funds.

Allocation Risk. The Investment Manager has the discretion to allocate Fund assets among various Portfolio Fund Strategies and make direct investments. There is no assurance that the Investment Manager’s decisions in this regard will result in the desired effects. In addition, the Fund may be limited in its ability to make changes to its investment allocations due to the subscription and redemption provisions of the Portfolio Funds, including notice periods, limited subscription and redemption dates, the ability of the Portfolio Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Portfolio Funds. Moreover, investment allocations among the Portfolio Funds will be made by the Investment Manager based on information previously provided by the Portfolio Funds. If such information is inaccurate or incomplete, it is possible that the allocation of Fund assets to the Portfolio Funds may not reflect the Investment Manager’s investment intentions. This could have a material adverse effect on the ability of the Investment Manager to implement investment strategies of the Fund.

Concentration of Fund Portfolio. Although it does not currently intend to do so, the Fund may invest a large percentage of its assets in a limited number of Portfolio Funds. In addition, the Fund may invest its assets in Portfolio Funds focusing their investments in a specific industry or economic sector. Consequently, the aggregate return of the Fund may be materially affected by the performance of a single Portfolio Fund, a particular Portfolio Fund Strategy, or a particular industry or sector. The Fund may be concentrated in the securities of an industry to the extent that the Portfolio Funds concentrate their investment in an industry. If the Portfolio Funds concentrate their investments in an industry the Fund may be subject to a greater risk of loss than an investment in a more diversified portfolio.

Correlation Risk. While the Investment Manager seeks to manage the Fund so as to limit the correlation between the Fund’s returns and those of the broad equity and fixed-income markets, the Fund may be exposed to unintended correlation with these markets. This means that the value of an investment in the Fund may decline when an investor’s other holdings are also declining in value. Similarly, the Fund’s investments may have a strong correlation to one another, which could result in most or all of such investments declining over the same time period.

Limitations on Investments Due to Regulatory Considerations. The Fund is registered as an investment company under the Investment Company Act. Due to its status as a registered investment company under the Investment Company Act, the Fund may be limited in its ability to, among other things, transact with affiliates, use leverage in its investments (and may be subject to compliance with asset segregation requirements), make investments in other investment companies, and purchase securities of brokers, underwriters or other securities-related issuers. Moreover, the Fund intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. In seeking to maintain a RIC classification, the Fund intends to invest primarily in Portfolio Funds organized outside of the United States that will be treated as PFICs for federal income tax purposes. As a result of restricting its investments in Portfolio Funds primarily to PFICs, the Fund may be limited as to the Portfolio Funds in which it may invest.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and the Portfolio Funds and are subject to the same risks that apply to similar investments if held directly by the Fund or through an interest in the Portfolio Funds. The Subsidiary is not registered as an investment company under the

Investment Company Act and is not subject to all of the investor protections of the Investment Company Act. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Tax Risks. The Fund intends to be treated as a RIC under Subchapter M of the Code. In order to qualify as a RIC, however, the Fund will be subject to certain limitations on making investments that do not apply to unregulated pools of assets such as certain hedge funds and private equity funds. Satisfaction of the various tests and recordkeeping requirements that must be met to elect and maintain the Fund’s tax status as a RIC under Subchapter M of the Code, including the qualifying income test, the asset diversification test and the minimum distribution requirements, requires significant support and information from the underlying Portfolio Funds, and such support and information may not be available, timely, complete, verifiable or sufficient. In addition, the Fund is required to make certain “excise tax” distributions annually based on income and gain information that must be obtained from the Portfolio Funds. The Fund will attempt to make such distributions as are necessary in order to limit or avoid the application of this nondeductible federal excise tax, although there is no guarantee that it will in fact avoid the application of such tax. The risks of not receiving accurate or timely information from the Portfolio Funds include failing to satisfy the tests to qualify as a RIC under Subchapter M of the Code and incurring the excise tax on undistributed income, which may significantly and negatively impact shareholder returns. The Fund may choose to invest in Portfolio Funds organized using investment structures that are otherwise disadvantageous from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. In addition, the Fund may choose to limit or reduce investments in Portfolio Funds that would be otherwise desirable from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. However, in the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund may treat income with respect to the Subsidiary as “qualifying income,” the Fund may be required to make changes to its operations, which may reduce the Fund’s ability to gain investment exposure to commodities.

If the Fund fails to qualify as a RIC, the Fund will be subject to nondeductible federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and were to become subject to federal income tax or were to become subject to the excise tax on undistributed income, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund’s Board of Trustees would consider what actions it may take in the event that the Fund fails to qualify as a RIC.

The Fund’s annual calculations of its taxable income and realized gains will be dependent upon the self-reported valuations of the Portfolio Funds. Inaccuracies in or revisions to such valuations could cause the Fund to become subject to tax, interest charges and/or penalties with respect to its own taxable income reporting. For federal income tax and excise purposes, the Fund may choose in many cases to annually mark to market as ordinary income its investments in Portfolio Funds classified as PFICs, which would accelerate recognition of taxable income. In addition, because the Portfolio Funds in many cases will be classified as PFICs for tax purposes, the Fund’s investments in the Portfolio Funds may be ineligible for long-term or short-term capital gain treatment upon disposition, thereby increasing the amount of ordinary taxable income to be distributed to shareholders.

Custody Risks of Investments in Portfolio Funds. The Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange or segregate these assets, as generally required of registered investment companies under SEC rules. It is anticipated that the Portfolio Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as would be required for registered investment companies. It is possible that the bankruptcy of any such brokerage firm could have a greater adverse effect on the Portfolio Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies.

There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that the Portfolio Funds will be protected. In this regard, there is a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use.

Ability to Invest Directly. An investor in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum net worth and initial investment requirements that may be substantially higher than those imposed by the Fund, may be able to invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a portion of the Fund’s management fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Fund as an investor in the Portfolio Funds.

Valuation Calculation Risk. The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will accept subscriptions, pay redemption proceeds and also calculate management fees on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund generally will not make any retroactive adjustment to its NAV, or to any amounts paid based on that NAV determination, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other shareholders. These adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders who had their shares repurchased prior to the adjustments and received their repurchase proceeds. As a result, to the extent that subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund reduce the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV per share lower than the adjusted amount. New shareholders, as well as shareholders purchasing additional shares, may be affected in a similar way because the same principles apply to the subscription for shares.

Investor Suitability Risk. An investment in the Fund is not suitable for all investors. Prospective investors in the Fund should review carefully the discussion of risks in this prospectus for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. The Fund is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could sustain a loss of a portion or all of their investment in the Fund.

Board of Trustees	The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Each investor whose subscription for shares is accepted by the Board of Trustees or its designee will become a “shareholder” of the Fund. Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by the shareholders.

Investment Manager	AllianceBernstein L.P., a Delaware limited partnership, serves as the Fund’s investment manager and adviser (the “Investment Manager”) and will provide investment advisory services to the Fund. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment Advisory and Management Arrangements	The Investment Manager is responsible for providing investment advisory services to the Fund and, on behalf of the Fund, conducts relations with the service providers, all pursuant to a management agreement. In consideration of the investment advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a monthly management fee at an annual rate of 1.00% of the Fund’s net assets determined as of the last day of each calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. As of June 30, 2020, the Investment Manager had approximately $___ billion of assets under management. Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

Administrator	The Fund and the Subsidiary have entered into Administration Agreements with International Fund Services (N.A.), L.L.C. (the “Administrator”), a subsidiary of State Street Bank and Trust Company, the Fund’s custodian. The services provided to the Fund and the Subsidiary by the Administrator are separate from and in addition to the administrative services provided by the Investment Manager under the Administrative Reimbursement Agreement.

Transfer Agent and Custodian	The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc., an indirect, wholly-owned subsidiary of the Investment Manager (the “Transfer Agent”), under which the Transfer Agent will provide transfer agency services to the Fund. The Fund has also entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund. The Custodian is also the custodian of the Subsidiary.

Distributors and Shareholder Servicing Arrangements	The Fund may engage one or more distributors to solicit investments in the Fund. As of the date of this prospectus, Sanford C. Bernstein & Company, LLC (“SCB”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund (each, a “Distributor” and together, the “Distributors”) and each serves in that capacity on a best efforts basis, subject to various conditions. A Distributor may engage one or more sub-distributors.

The Fund has entered into non-exclusive distribution services agreements with SCB and ABI, respectively (each, a “Distribution Services Agreement”). Under the terms of each Distribution Services Agreement, the Distributor has been engaged to distribute shares of the Fund and service shareholder accounts. ABI also is authorized to retain and compensate sub-distributors to provide ongoing distribution and sales support services as well as investor and shareholder services. In addition, the Investment Manager, in its discretion and from its own assets, may make payments to a Distributor or sub-distributors in respect of investments in the Fund by the Distributor’s or the sub-distributor’s customers. The Distribution Services Agreements do not call for any payments to be made to the Distributors or sub-distributors by the Fund.

Conflicts of Interest	General. The Fund (including the Subsidiary) is subject to a number of actual and potential conflicts of interest involving the Investment Manager and its affiliates (collectively, the “AB Group”) and the AB Group is subject to a range of conflicts of interest in its management of the Fund and other accounts. While the potential for conflicts of interest is inherent to the relationships among the AB Group and the entities, including the Fund and the Subsidiary, it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund or the Subsidiary.

Investment Manager. The Fund is expected to be sold to, among others, investment advisory clients of the Bernstein division of the Investment Manager. Because the Investment Manager receives fees based on the amount of assets invested in the Fund, the Investment Manager has an interest in having its clients invest in the Fund. Additionally, Fund shares are not redeemable by investors but may be subject to periodic repurchases by the Fund made, in part, on the recommendation of the Investment Manager. The Investment Manager has a conflict of interest in determining whether to recommend that the Fund repurchase its shares.

AB Group Advisory Accounts. The AB Group manages a number of different accounts, including other investment funds, for which investing in Portfolio Funds may be desirable and consistent with their investment objectives and policies. In addition, the AB Group and its employees may wish to invest their own assets in Portfolio Funds. Accordingly, the Fund may invest in Portfolio Funds in which another account has already invested, is seeking to invest contemporaneously with the Fund, or is expected to invest. However, Portfolio Fund Managers may limit the size or number of investors in Portfolio Funds or the amount of assets that they manage. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest or may otherwise limit access. Portfolio Fund Managers may also limit withdrawal opportunities (for instance, through the imposition of a gate). It is possible that a withdrawal request by another account managed by the AB Group could cause a Portfolio Fund Manager to impose a gate or suspend withdrawals, which may negatively affect the ability of the Fund to withdraw its investment. Consequently, if the Investment Manager is required in its Portfolio Fund selections to allocate availability among the Fund and the other accounts it manages, it may have a conflict of interest in doing so. Certain of the other accounts managed by the AB Group pay members of the AB Group (including the Investment Manager) performance-based compensation, which could create an incentive for the Investment Manager or other members of the AB Group to favor those investment funds or accounts over the Fund.

The Investment Manager will allocate limited Portfolio Fund capacity and limited withdrawal opportunities in a manner that it considers to be fair, reasonable and equitable in accordance with the AB Group’s allocation policies and procedures. In certain cases, these policies result in allocations based on the size of each advisory client’s account, but in other cases the allocations could reflect numerous other factors based upon the AB Group’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each account.

The AB Group seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described above may result in allocations in which certain accounts receive an allocation when other accounts do not.

Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund or the Portfolio Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Investment Manager and other members of the AB Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Any such policies and procedures will necessarily have limited impact with respect to transactions by Portfolio Funds, as the Investment Manager will not generally have knowledge of the decisions made or strategies used for a Portfolio Fund at the time such decisions are made or strategies are used.

The Investment Manager and other members of the AB Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund or a Portfolio Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund or the Portfolio Funds. One or more members of the AB Group may also be participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund or a Portfolio Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund or a Portfolio Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s or a Portfolio Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

Conflicts of Interest Involving the Portfolio Fund Managers. Each Portfolio Fund Manager and its principals are entitled to engage in other activities, including managing other discretionary accounts and investment funds. Accordingly, conflicts may arise with respect to the time and resources that a Portfolio Fund Manager and its principals devote to a Portfolio Fund, allocation of investment opportunities between a Portfolio Fund and other accounts managed by a Portfolio Fund Manager, or actions between a Portfolio Fund Manager and its affiliates on behalf of a Portfolio Fund.

Conflicts of interest may arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Fund Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Funds. The Portfolio Fund Managers may give advice and recommend securities to, or buy or sell securities for, Portfolio Funds, which advice, recommendation, purchase or sale may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Portfolio Funds.

Market quotations regarding certain investments by Portfolio Funds may not always be available. In such cases, valuations of such Portfolio Funds’ investments may be made by the applicable Portfolio Fund Manager in its sole discretion. The Portfolio Fund Managers will have a conflict of interest in making such valuations, because such valuations will affect the Portfolio Fund’s NAV and, consequently, the incentive compensation and the amount of management fees that such Portfolio Fund Manager receives for its services. See “Conflicts of Interest.”

Subscription for Shares	Shares are offered at their NAV. The minimum initial investment of each investor is $20,000, and the minimum additional investment (excluding reinvestment of distributions) is $5,000. Shares are intended for sale only to investors that meet all requirements to invest in the Fund. See “Eligible Investors.” The Fund intends to accept subscriptions for shares as of the first business day of each calendar month (a “Subscription Date”) (a “business day” being any day on which the New York Stock Exchange is open), except that the Fund may offer shares more frequently as determined by the Board of Trustees. In order to subscribe for shares, an investor’s completed subscription agreement must be returned by the investor (or its financial advisor) to the Transfer Agent in good order, no later than the 15th calendar day of the month preceding the Subscription Date (the “Agreement Deadline”). Funds with respect to any subscription must be received by the Transfer Agent or held in an account with the Distributor over which the Investment Manager has discretion no later than the 23rd calendar day of such month (or, if such day is not a business day, the immediately preceding business day) (the “Funding Deadline”). In the case of funds in an account with the Distributor, such funds may take the form of securities having a value at least equal to the subscription amount.

An existing shareholder generally may subscribe for additional shares by completing an additional subscription agreement by the Agreement Deadline and funding such amount by the Funding Deadline. Monies held by the Transfer Agent will not bear interest. The Fund reserves the right to reject any subscription for shares, and the Fund may, in its sole discretion, suspend subscriptions for shares at any time. Because funds transmitted for a subscription may not bear interest and will not participate in the performance of the Fund prior to the Subscription Date, investors may wish to consider the timing of their subscription and discuss with their advisor the potential disadvantages of submitting a subscription at a time substantially prior to a Funding Deadline

Who Should Invest	The Fund is designed for investors who meet the criteria for eligibility, are seeking long-term capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets, and will be subject to substantial restrictions on transfer. Investors must meet the eligibility requirements set forth on Appendix A, which generally limit the sale of shares to those investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. A prospective investor should read this prospectus in its entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

Eligible Investors	The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board of Trustees.

Investors eligible to subscribe for shares of the Fund (referred to in this prospectus as “Eligible Investors”) are investors who are “accredited investors” as defined in Regulation D (generally, individuals having an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (exclusive of their primary residence); or entities not formed for the specific purpose of acquiring the securities offered having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors). Existing shareholders subscribing for additional shares must be Eligible Investors at the time of each additional subscription. The qualifications necessary for an investor to be an Eligible Investor are described in more detail in Appendix A to this prospectus.

Redemptions and Repurchases of Shares by the Fund	As a closed-end management investment company, the Fund differs from open-end management investment companies (e.g., mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Investment Manager as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Manager expects that it will recommend to the Board of Trustees that the Fund offer to repurchase shares from shareholders quarterly.

The Declaration of Trust grants the Board of Trustees the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. The Fund’s ability to repurchase its shares may be limited by the Investment Company Act.

Transfer Restrictions	There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. With very limited exceptions, shares are not transferable, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

The Fund reserves the right to revise the transfer restrictions on the shares at any time.

Tax Aspects	The Fund intends to qualify as a RIC for U.S. federal income tax purposes. Please refer to the “U.S. Federal Income Tax Considerations” section of this prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. Investors should consult their own tax advisors regarding any potential state, local, foreign or other tax consequences of an investment in the Fund. Investors in the Fund will receive tax information annually on IRS Form 1099.

Benefit Plan Investor Considerations	The Fund may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as corporate pension plans (each, an “ERISA Plan”); plans and accounts subject to Section 4975 of the Code, such as individual retirement accounts (“IRAs”) and

Keogh plans (each, a “Tax-Qualified Plan”); and entities the underlying assets of which include “plan assets” subject to ERISA (together with ERISA Plans and Tax-Qualified Plans, “Benefit Plan Investors”). Under current law, because the Fund is a registered investment company under the Investment Company Act, it is anticipated that the Fund’s assets should not be deemed “plan assets” for purposes of ERISA.

Investment in the Fund by Benefit Plan Investors may subject such investors to certain taxes and other risks. Additionally, plans, arrangements, and accounts subject to provisions of federal, state, local, or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code (“Similar Laws”), such as foreign pension plans, governmental plans, and certain church plans (together with Benefit Plan Investors, “Plans”), may be subject to similar risks. Consequently, fiduciaries of Plans are cautioned that an investment in the Fund requires special consideration and should not be undertaken without reviewing carefully the matters discussed in this prospectus and consulting legal, tax and accounting advisors. See “Benefit Plan Investor Considerations.”

Distributions	The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s taxable income (including realized short-term gains), if any, earned during the year. Any long-term capital gains will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution in any calendar year if necessary to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a tax-free return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her shares, with any distribution amounts exceeding such basis treated as capital gain. See “U.S. Federal Income Tax Considerations.” Any amount treated as a tax-free return of capital will reduce the shareholder’s adjusted tax basis in its shares thereby increasing the shareholder’s taxable gain or reducing the potential taxable loss on the sale of shares.

Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that a source of a distribution from the Fund is net profits. Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any distribution from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities) or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of the payment. If the Fund pays any distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide shareholders with a notice in compliance with Rule 19a-1 under the Investment Company Act. Shareholders are encouraged to review such notices carefully. Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally prohibit multiple long-term capital gains distributions throughout the year (with certain exceptions).

Automatic Reinvestment Plan	All distributions are reinvested in additional shares of the Fund unless a shareholder elects to receive dividends in cash. The tax status of any distribution is the same regardless of whether or not the distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year, unless otherwise required by applicable law.

Independent Accountants	The Board of Trustees has selected [ ] as the independent registered public accounting firm of the Fund. [ ] is responsible for the auditing of the annual financial statements of the Fund.

SUMMARY OF FEES AND EXPENSES

The purpose of the table below is to assist prospective investors in understanding the various fees and expenses shareholders will bear directly or indirectly. The expense shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s current fiscal year and assume that the Fund’s average net assets during such year remain constant at their March 31, 2020 value of $904,329,076. If the Fund’s actual average net assets are lower, all other things being equal “Other Expenses” and “Total Annual Expenses” would be higher. The Fund’s actual expenses may vary from the estimated expenses shown in the table. In addition, the Fund will bear certain costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds). Specifically, the Fund generally will be subject to asset-based fees that are expected to be up to 3% of the Fund’s investment in any Portfolio Fund and/or performance-based fees that are generally expected to be up to 30% of any net profits earned on that investment. These expenses are included in the table below under the caption “Acquired Fund Fees and Expenses.”

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly.

Shareholder Transaction Fees:
Maximum Sales Load (percentage of offering price)(1)	None
Annual Expenses (as a percentage of net assets):
Management Fee (2)	1.00%
Distribution and Shareholder Servicing Fee	None
Other Expenses	0.18%
Acquired Fund Fees and Expenses(3)	7.03%

Total Annual Expenses	8.21%

Fee Waiver and/or Expense Reimbursement(4)	(0.01)%

Total Annual Expenses After Fee Waiver and/or Expense Reimbursement	8.20%

(1)

The Fund may engage one or more distributors to solicit investments in the Fund. The Fund currently does not make payments out of its own assets for distribution services in connection with the sale of shares, but any such payments made in the future will comply with the sales charge and compensation limitations in the rules administered by the Financial Industry Regulatory Authority, Inc. relating to open-end investment companies. The Fund’s Investment Manager or its affiliates may make additional payments out of their own resources to distributors. See “Distributors and Shareholder Servicing Arrangements.”

(2)

The Fund pays the Investment Manager the Management Fee in consideration of the investment advisory services that the Investment Manager provides to the Fund. See “Investment Advisory and Management Arrangements.” No fee is charged by the Investment Manager for managing the assets of the Subsidiary.

(3)

Acquired Fund Fees and Expenses represents indirect fees and expenses of the Fund and therefore of the shareholders. Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to a Portfolio Fund Manager. While the amount of such fee varies by Portfolio Fund, performance fees, if charged, are generally expected to be up to 30% of any net profits earned on the Fund’s investment in a Portfolio Fund. In addition, Acquired Fund Fees and Expenses include certain trading expenses of the Portfolio Funds, primarily interest and dividend expenses. The Portfolio Funds’ trading expenses are the result of leveraging or hedging activities employed by certain Portfolio Fund Managers in order to seek to enhance or maintain the Portfolio Funds’ returns. The breakdown of the Fund’s Acquired Fund Fees and Expenses is as follows:

Operating Expenses:	2.71%
Performance Fees:	2.01%
Trading Expense:	2.31%

Total:	7.03%

The figure in the table above is estimated based on the historic fees and expenses of Portfolio Funds as disclosed in their offering documents. The future fees and expenses of the Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. These indirect fees and expenses are not paid to the Investment Manager and represent the Fund’s cost of investing in the underlying Portfolio Funds. These fees are in addition to the Fund’s fees and expenses.

(4)

To the extent permitted by applicable law, the Fund may invest all or some of its cash in a money market fund advised or managed by the Investment Manager or an affiliate of the Investment Manager. Currently, the Fund expects to invest cash balances in AB Government Money Market Portfolio (the “Money Market Portfolio”). In connection with the Fund’s investments in the Money Market Portfolio, the Investment Manager has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included under Acquired Fund Fees and Expenses. This waiver cannot be terminated prior to July 31, 2021 without the Board of Trustees’ consent. See the section titled “Investment Advisory and Management Arrangements — Management Agreement” for more information.

Example:

You would pay the following fees and expenses on a $20,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$1,614	$4,691	$7,575	$14,011

The Example is based on the estimated fees and expenses set out above, but with any fee waivers in effect only for the first year. This Example should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example as required by SEC regulations. For purposes of the Example, Acquired Fund Fees and Expenses as set out in the table above are deducted from the 5% gross return in order to determine expense amounts. Because Fund returns depend on Portfolio Fund returns and most Portfolio Funds have performance-based fees, higher actual Fund returns will generally correspond to higher Acquired Fund Fees and Expenses and higher Fund expenses.

Additional Example:

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$81	$235	$379	$701

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period since the Fund’s inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [                ], the independent registered public accounting firm for the Fund. The report of the independent registered public accounting firm, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Year Ended March 31, 2020‡		Year Ended March 31, 2019‡		Year Ended March 31, 2018		Year Ended March 31, 2017	Year Ended March 31, 2016
Net asset value, beginning of period	$11.26		$11.20		$10.87		$10.05	$11.64

Income From Investment Operations
Net investment loss(a)	(.13	)(b)	(.13	)(b)	(.19	)(b)	(.18)	(.19)
Net realized and unrealized gain on investment transactions	(.29)		.19		.66		1.09	(1.12)
Contribution from Affiliates	.00	(c)	-0-		-0-		-0-	-0-

Net increase in net asset value from operations	(.42)		.06		.47		.91	(1.31)

Less: Dividends and Distributions
Dividends from net investment income	(.06)		-0-		(.12)		(.02)	(.01)
Distributions from net realized gain on investment transactions	(.16)		-0-		-0-		(.07)	(.27)
Return of Capital	– 0 –		-0-		(.02)		-0-	-0-

Total dividends and distributions	(.22)		-0-		(.14)		(.09)	(.28)

Net asset value, end of period	$10.62		$11.26		$11.20		$10.87	$10.05

Total Return
Total investment return based on net asset value(d)	(3.87)%		.54%		4.33%		9.06%	(11.38%)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$904,329		$1,039,586		$1,155,060		$1,248,818	$1,310,647
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)(f)(g)	1.17%		1.28%		1.68%		1.67%	1.66%
Expenses, before waivers/ reimbursements(e)(f)(g)	1.18%		1.50%		1.68%		1.67%	1.66%
Net investment loss(f)	(1.10	)%(b)	(1.17	)%(b)	(1.66	%)(b)	(1.67%)	(1.66%)
Portfolio turnover rate	20%		33%		19%		3%	7%

a.	Based on average shares outstanding.

b.	Net of fees and expenses waived/reimbursed by the Investment Manager.

c.	Amount is less than $.005.

d.

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

e.	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Net of waivers/reimbursements	1.17%	1.28%	1.68%	1.66%	1.66%
Before waivers/reimbursements	1.18%	1.50%	1.68%	1.66%	1.66%

f.	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

g.

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Investment Manager has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2019, such waiver amounted to .01%.

‡	Consolidated (see Note A).

See notes to consolidated financial statements.

OVERVIEW OF THE FUND

The Fund is a statutory trust formed under the laws of the State of Delaware on February 23, 2012. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund is operated as a fund-of-funds. The Investment Manager (defined below) has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Fund. The Fund commenced its investment operations on October 1, 2012. The Fund’s principal office, including its office for service of process, is located at 1345 Avenue of the Americas, New York, NY 10105.

AllianceBernstein L.P. (the “Investment Manager”) serves as the Fund’s investment manager and adviser. As described below, the Fund is structured as a “fund-of-funds” that seeks to provide attractive risk-adjusted returns over full market cycles with less volatility than the broad equity markets. The Fund provides shareholders with access to a portfolio of underlying private investment vehicles, commonly known as hedge funds, managed by unaffiliated asset managers who employ a variety of investment strategies. In addition, as a secondary strategy, the Fund will also make direct investments in securities and other financial instruments. The assets of the Fund are actively managed and an investment in the Fund will be subject to an asset-based fee payable to the Investment Manager. Unlike many private investment funds, the Fund has registered as an investment company under the Investment Company Act and has registered the offering of its shares under the Securities Act so as to be able to offer and sell shares without limiting the number of Eligible Investors who may purchase shares. Currently, only Eligible Investors are eligible to subscribe for shares of the Fund.

THE OFFERING

Shares are offered continuously on a monthly basis at their net asset value (“NAV”) per share determined as of the close of regular trading on the New York Stock Exchange on the last business day of each month. Because the Fund expects to promptly begin to invest the money it receives in each monthly offering, the offering prices in such monthly offerings will vary, and an investor subscribing for shares will likely pay more or less than the current offering price.

Shares are intended for sale only to prospective investors who meet the criteria set out in Appendix A. See “Eligible Investors.” An investor must invest at least $20,000 when making an initial investment. Only an investor whose subscription for shares is accepted by the Fund will become a shareholder of the Fund. The shares have substantial restrictions on transfers.

USE OF PROCEEDS

The Investment Manager will invest the proceeds of the Fund’s offering as soon as practicable consistent with current market conditions and the availability of suitable investments. The Investment Manager anticipates that it will take no more than three months to invest the net proceeds received in any month of the offering. The Fund is responsible for its own offering and ongoing expenses.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the Investment Company Act, often referred to as a “private investment fund” or “hedge fund,” with those of a registered closed-end investment company. Private investment funds generally consist of commingled asset pools that offer their securities privately without registration under the Securities Act. Normally, such funds, which are typically structured as domestic or offshore corporations, limited partnerships or limited liability companies, are offered only in large minimum denominations to a limited number of high-net-worth individual and institutional investors. The general partners or investment advisers of these funds are usually compensated through asset-based fees and performance-based compensation. By contrast, registered closed-end investment companies, such as the Fund, are typically organized as corporations or business trusts. These registered closed-end investment companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

The Fund also is similar to a private investment fund in that its shares will be sold solely to eligible investors, but differs from a typical private investment fund principally in that it (1) will permit investments in relatively modest minimum denominations; (2) is required to limit its use of leverage under the Investment Company Act; (3) intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), allowing it to deliver Form 1099 tax reports (as opposed to Schedule K-1s) to its investors annually; (4) may engage in periodic quarterly tender offers, if authorized by the Fund’s Board of Trustees, which will allow investors to have limited liquidity; and (5) does not directly charge shareholders performance-based fees. The structure of the Fund is designed to permit investors that have a higher tolerance for investment risk to participate in an investment program that includes various traditional and non-traditional investment strategies without making the more substantial minimum capital commitment that is required by many private investment funds. In addition, unlike many private investment funds, the Fund, as a registered closed-end investment company, can offer its shares without limiting the number of Eligible Investors who may purchase shares.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in Portfolio Funds that are managed by unaffiliated Portfolio Fund Managers that employ a broad range of Portfolio Fund Strategies. As a secondary strategy, the Fund will also make direct investments in securities and other financial instruments. The Investment Manager seeks to manage the Fund so that its volatility is less than that of the broad equity markets and so as to limit the correlation between the Fund’s returns and those of the broad equity and fixed-income markets.

The Fund invests principally with Portfolio Fund Managers pursuing the following Portfolio Fund Strategies: (i) long/short equity, (ii) event driven, (iii) credit/distressed, (iv) emerging markets, (v) global macro and (vi) multi-strategy. The Investment Manager generally allocates the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may focus the Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. Likewise, the Investment Manager may allocate little or none of the Fund’s assets to particular Portfolio Fund Strategies from time to time based on its current view of those Portfolio Fund Strategies. The Fund expects that its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as passive foreign investment companies (“PFICs”) under the Code.

In pursuing direct investments, the Fund principally pursues the following investment strategies: (i) an event driven strategy focusing on companies that are expected to become the subject of major corporate events or that are the subject of shareholder activism; and (ii) a systematic, multi-strategy approach that is primarily effectuated by directly investing a portion of the Fund’s assets in securities and derivatives.

Portfolio Fund Strategies

Long/Short Equity. A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Portfolio Fund Managers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity managers may invest in one or more countries, including developed and emerging market countries and may specialize in one or more specific sectors. Portfolio Fund Managers may specialize in a geographic area, industry, or market capitalization. Many long/short equity Portfolio Fund Managers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products.

Portfolio Fund Managers employing a long/short equity strategy generally employ fundamental and/or quantitative analysis that evaluates the underlying determinants expected to affect the price of securities. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace, or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry. Portfolio Fund Managers make use of research, company visits, industry conferences, third- party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies may drive changes in investor perception, which impacts the valuation of their securities. The Portfolio Fund Manager attempts to spot changes in fundamentals; identify where comparable companies are mispriced in relation to each other and buy the undervalued companies and sell short the overvalued ones; and capture the excess return as a perceived mispricing narrows, while attempting to minimize overall net market risk. Factors utilized within this type of analysis include both microeconomic and macroeconomic variables that can influence the price of a given security or set of securities. The relevant Portfolio Fund Manager may also take an active role in determining the event’s outcome. A long/short equity strategy can be affected in a variety of different manners, and the Investment Manager expects to invest with Portfolio Fund Managers that use a variety of techniques, including, but not limited to, hedged equity, long-only, long and/or short biased, market neutral and/or sector-specific strategies.

Event Driven. Event driven strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. Portfolio Fund Managers will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of an event driven investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of an extraordinary event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any event driven discipline. The relevant Portfolio Fund Manager may take an active role in determining the event’s outcome. Typically, event driven Portfolio Fund Managers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Fund’s assets are expected to be allocated among Portfolio Fund Managers that focus on a variety of event driven strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for event driven strategies.

Portfolio Fund Managers employing an event driven approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events). These Portfolio Fund Managers may utilize techniques involving, among other things, both discretionary and systematic analysis, combinations of top-down and bottom-up theses, quantitative and fundamental approaches, and long- and short-term holding periods, and this type of investment may involve almost any type of security, derivative, claim or instrument, including investments in equities, fixed-income securities, currencies, commodities and other financial instruments. Portfolio Fund Managers in this category may also employ a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed-income, currency, commodity and other financial instrument markets.

Credit/Distressed. Portfolio Fund Managers that employ credit/distressed strategies generally invest in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high-yield securities (also known as “junk bonds”). The Fund may be invested in various credit/distressed strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high-yield and distressed debt.

Portfolio Fund Managers investing in the credit/distressed sector often pursue distressed or high-yield strategies that involve the purchase of securities (including bonds, bank debt and trade claims) that are currently out-of-favor, have low credit ratings or are affected by other adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from a bankruptcy proceeding.

Portfolio Fund Managers analyze these situations in order to choose those that are believed to have attractive risk/reward characteristics. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that a Portfolio Fund Manager believes the marketplace has not yet reflected.

Often, a Portfolio Fund Manager following this strategy will purchase securities, bank debt or trade claims of companies involved in reorganizing their affairs through the bankruptcy process. Portfolio Fund Managers normally follow the proceedings closely, analyzing the various types of securities, particularly those represented by the companies’ liabilities. Portfolio Fund Managers following this strategy will seek out those investment opportunities with a higher likelihood of being satisfied through the restructuring with consideration higher than the current market level for such securities, or those that will receive valuable new securities worth more than the current market price, in exchange for the existing creditor claim.

Portfolio Fund Managers in the credit/distressed sector may also employ relative value strategies that generally seek to profit from the relative mispricing of related financial instruments. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

Emerging Markets. Portfolio Fund Managers employing emerging market strategies may invest across a range of emerging market asset classes including debt, equity and currencies. Emerging markets are generally located in countries that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. These Portfolio Fund Managers may use a broad array of hedging techniques, involving securities of issuers located in both emerging markets and developed countries with the intention of reducing volatility and enhancing returns. These hedging techniques may include, among others, currency hedges executed through forward or swap contracts. The Investment Manager may allocate capital among Portfolio Fund Managers that specialize in one sector, region or country or that invest across multiple sectors, regions or countries. Portfolio Fund Managers investing in emerging markets utilize a variety of strategies when making investments within those countries.

Global Macro. Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. Portfolio Funds using these strategies generally may invest in all major markets– equities, bonds, currencies and commodities–though not always at the same time, and will typically include long and short positions, leverage and the use of derivatives. Portfolio Fund Managers employing a global macro approach typically attempt to identify the most attractive markets in which to invest in light of the market factors they consider. Some of these Portfolio Fund Managers will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach). Some Portfolio Fund Managers may use a combination of approaches. Portfolio Fund Managers employing a global macro approach typically trade in very liquid, deep markets which may allow for the reduction in portfolio risk or other adjustments in positioning over a relatively short period of time.

Multi-Strategy. Multi-strategy Portfolio Fund Managers may invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets. Portfolio Fund Managers in this category may use a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Strategies used by these Portfolio Fund Managers may take a variety of forms, including systematic approaches relying exclusively on quantitative measures or pre-defined rules and approaches where the Portfolio Fund Manager makes decisions based primarily on its discretionary analysis. These strategies may be effectuated through investment in various types of securities, derivatives and financial instruments.

Potential for Investment in Other Portfolio Fund Strategies. The Investment Manager may seek to identify and exploit new strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, currency, high-frequency trading, quantitative, commodities, real estate and real estate-related assets. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Investment Manager will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

Direct Investment Strategies

Event Driven. Event driven strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. The Fund may make direct investments in companies that are expected to become the subject of major corporate events, or in companies where an active role in the company’s management has been taken or sought by a third-party investor and the Investment Manager believes that such role will benefit the company and its shareholders.

Systematic Multi-Strategy. The Fund may invest directly across a number of asset classes and types of securities and financial instruments. In employing a multi-strategy direct investment program, the Investment Manager expects to use a systematic approach that is primarily effectuated by directly investing a portion of the Fund’s assets in securities and derivatives. Under this approach, the Fund will take long and short positions in various asset classes in an effort to access alternative sources of return, where the use of such sources is supported by academic and empirical research. For example, the Investment Manager may attempt to take advantage of supply/demand imbalances in the market or market biases favoring or disfavoring particular investment styles.

Other Investments. The Fund may make direct investments in securities (other than securities of Portfolio Funds), options, futures, options on futures, swap contracts, or other derivatives or financial instruments outside of the strategies discussed above. The Fund also may make investments in public investment vehicles (including registered investment companies). The Fund believes that the ability to invest directly in these types of securities and financial instruments provides the Investment Manager with greater investment flexibility and may allow the Investment Manager to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder, and any exemptive orders issued by the SEC on which the Fund may rely.

Investment in Wholly-Owned Subsidiary

In implementing its direct investment program, the Fund may gain exposure to futures contracts and other commodity instruments. While the Fund may seek to gain exposure to commodities traded in the commodities markets through investments in a variety of derivative instruments, the Investment Manager expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in the Subsidiary: AB Multi-Manager Alternative Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is overseen by its own board of directors, which currently consists of the same individuals who are Trustees of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The Subsidiary is advised by the Investment Manager and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Federal tax requirements limit the extent to which the Fund may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures contracts and options on futures contracts. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. The Subsidiary has the same investment objective as the Fund and is subject to substantially similar investment policies and restrictions, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary will also be subject to the same valuation, brokerage, and compliance policies and procedures as the Fund. The Subsidiary complies with the provisions relating to affiliated transactions and custody in Section 17 of the Investment Company Act and the rules thereunder. The Fund and the Subsidiary will, however, test compliance with certain investment restrictions and limitations governing investment policies (Section 8 of the Investment Company Act) and capital structure and leverage (Section 18 of the Investment Company Act) on a consolidated basis. The disclosure of the Fund’s principal investment strategies and principal risks also includes the Subsidiary’s principal investment strategies and principal risks. In addition, the Fund wholly owns and controls the Subsidiary and the Investment Manager acts as investment adviser and manager to the Fund and the Subsidiary. The Subsidiary’s financial statements will be consolidated with the Fund’s financial statements that are included in the Fund’s annual and semi-annual reports to shareholders. Changes in the laws of the United States and/or the Cayman Islands or regulations thereunder could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund.

Overview of the Investment Process

Portfolio Fund Manager Selection and Review. The Investment Manager identifies potential Portfolio Fund Managers through a variety of sources. The Portfolio Fund Manager selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund Manager, the Investment Manager will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. The Investment Manager may also (i) conduct background checks; (ii) analyze whether the Portfolio Fund Manager has the personnel, research and technology resources to effectively implement its investment strategy; and (iii) conduct additional due diligence as the Investment Manager deems appropriate.

The Investment Manager will monitor and manage the Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s ongoing competence with those Portfolio Fund Strategies, including with respect to certain factors that may impact performance (entrance of competitors being an example of one factor). The Investment Manager will perform periodic quantitative monitoring (that may include monitoring returns, exposures and correlations) and qualitative monitoring (that may include face-to-face meetings, holdings analyses, reviews of organizational changes and strategy consistency) of the Portfolio Fund Managers using information available to it. Successful implementation of these and other risk management techniques are intended to enable the Investment Manager to identify potential deficiencies in the investment strategies and internal controls of a Portfolio Fund Manager and may lead to a reduction in the capital allocated to, or the termination of its investment with, the Portfolio Fund Manager.

The Investment Manager believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund Manager. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management, or a decline in performance. The Investment Manager rebalances the portfolio and terminates Portfolio Fund Managers at its own discretion. Because the Investment Manager regularly reviews new investment opportunities, capital withdrawn from the management of one Portfolio Fund Manager is generally reallocated to other Portfolio Fund Managers. The Investment Manager’s ability to withdraw money from Portfolio Funds to rebalance the portfolio, however, may be limited by the terms of Portfolio Funds in which the Fund invests (e.g., limited withdrawal rights, gates and suspension rights imposed by the Portfolio Fund Manager).

The Investment Manager anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Investment Manager’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Fund assets. In addition, to avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Fund generally does not intend to own 5% or more of the outstanding voting securities of any Portfolio Fund. Such a limitation on voting rights is intended to prevent an underlying Portfolio Fund from becoming an “affiliated person” of the Fund for purposes of the Investment Company Act. If the Fund becomes an affiliated person of a Portfolio Fund through ownership of its voting securities or otherwise, the Investment Company Act may limit the ability of the Fund to transact with the Portfolio Fund. For more information regarding the potential adverse consequences to the Fund due to the waiver of voting rights, see “Investments in Non-Voting Stock” in the “Risk Factors and Special Considerations” section of this prospectus.

The Investment Manager currently anticipates that the Fund will invest in Portfolio Funds directly. The Investment Manager may, however, determine to structure Fund investments in Portfolio Funds indirectly, including without limitation through derivative instruments or other structured transactions. If the Fund seeks indirect exposure to Portfolio Funds, the Fund generally will enter into a contract with a counterparty, where the counterparty agrees to provide the Fund with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Fund (such as a payment based on a particular interest rate benchmark).

Strategic Asset Allocation

The Investment Manager generally expects to allocate the Fund’s assets among a variety of Portfolio Funds and direct investments, seeking to gain broad-based exposure across various investment strategies. Under normal circumstances, the Investment Manager will seek to allocate the Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined with direct investments in a manner designed to achieve a balance between risk and return. Through the ongoing selection of, allocation to and reallocation among, Portfolio Fund Managers and Portfolio Funds and direct investments, the Fund seeks to achieve total returns that are not disproportionately influenced by the performance of any single Portfolio Fund Manager or Portfolio Fund or any particular investment strategy. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, across a broad range of Portfolio Fund Strategies, coupled with direct investments in certain strategies, the Fund seeks to achieve its investment objective with lower volatility than likely would be achieved if the Fund were to concentrate all, or a substantial portion, of its assets in any single strategy.

Investment in PFICs

Although the Fund may make direct investments in securities and other financial instruments, it normally invests primarily in Portfolio Funds. The Portfolio Funds, many of which are not registered with the SEC or any other regulatory agencies, are typically structured as either domestic or offshore corporations, limited partnerships or limited liability companies. The Fund expects that its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as PFICs under the Code. A PFIC is a foreign corporation that qualifies under certain income or asset tests under the Code. The Fund invests in PFICs as a means to comply with the U.S. federal income tax rules applicable to RICs. The degree to which the Fund invests in PFICs may vary over the life of the Fund consistent with the Fund maintaining its status as a RIC. Portfolio Funds often limit the amount of shares they offer and normally restrict the types of investors that may invest. In addition, many Portfolio Funds use a significant amount of leverage and may use short sales or derivative positions in executing their investment programs. Under normal circumstances, the Fund generally does not expect to invest in Portfolio Funds that are exempt from Investment Company Act registration pursuant to Section 3(c)(1) of the Investment Company Act.

Short-Term Investments

The Fund may utilize short-term investments for cash management purposes. Short-term investments are short- term debt obligations and other similar securities and may include (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; and (v) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates, demand features or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes these short-term investments, the allocation of the Fund’s assets to the Portfolio Funds will be reduced.

Absence of Temporary Defensive Positions

Under normal circumstances, the Fund does not intend to take temporary defensive positions — i.e., depart from its investment strategy of investing primarily in Portfolio Funds in response to adverse market, economic or political conditions by selling Portfolio Funds and purchasing the securities of other issuers or holding assets in cash. However, the Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of its assets in Portfolio Funds or to maintain the liquidity necessary to effect repurchases of shares or for other purposes.

Borrowings

The Fund is authorized to borrow money for investment purposes and for cash management purposes, including meeting repurchase requests and satisfying distribution requirements. The use of borrowings for investment purposes is known as “leverage” and involves a high degree of risk. Currently, it is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. The Fund, however, reserves the right to borrow for investment purposes in the future when deemed appropriate by the Investment Manager.

To the extent permitted by law, the Fund may borrow on a short-term basis to meet repurchase requests, to satisfy distribution requirements, or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Fund shares or any withdrawal of Fund assets from a Portfolio Fund. The Fund’s ability to borrow money is subject to various restrictions imposed by the Investment Company Act. These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the Investment Company Act, if any), and therefore the Fund’s portfolio may be exposed to the risk of the highly leveraged investment programs of certain Portfolio Funds.

The Fund has entered into an agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“State Street”) to establish a revolving line of credit. Under the Credit Agreement, State Street has committed to provide advances to the Fund upon request in an aggregate principal amount not to exceed the least of $50,000,000 or specified percentages of certain “eligible assets” of the Fund as defined in the Credit Agreement. The Credit Agreement will provide the Fund with a source of cash for temporary purposes (within the meaning of the Investment Company Act), including to pay for tendered Shares. Interest on loans taken under the Credit Agreement will be payable at an annual rate equal to the higher of (x) 1.5% plus the British Bankers Association One Month LIBOR Rate, or (y) 1.5% plus the rate on overnight Federal funds transactions. In addition, the Fund will pay a commitment fee of 0.50% annually on the unused commitment amount ($50,000,000 minus the amount actually borrowed). The Credit Agreement will terminate on October 23, 2020 unless it is extended.

Additional Information Regarding the Fund’s Investment Strategy

There can be no assurance that the investment strategies employed by the Portfolio Fund Managers or the Investment Manager will be successful or result in the investment objective of the Fund being achieved. In addition, the investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the Investment Company Act and its intention to be treated as a RIC under Subchapter M of the Code. See “Investment Restrictions,” and “U.S. Federal Income Tax Considerations.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

General Market Risks

General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Investment Manager may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund and the Portfolio Funds. An investment in the Fund should not in itself be considered a balanced investment program. Investors should be able to withstand the loss of their entire investment.

All financial instruments risk the loss of capital. No guarantee or representation is made that the Fund’s investment program will be successful. The Fund’s investment program, through its investment in the Portfolio Funds and its direct investments, will involve, without limitation, risks associated with limited diversification, leverage, interest rates, currencies, volatility, tracking risks in hedged positions, security borrowing risks in short sales, credit deterioration or default risks, systems risks and other risks inherent in the Portfolio Funds’ activities. Certain investment techniques of the Portfolio Funds can, in certain circumstances, substantially increase the impact of adverse market movements to which the Fund may be subject. In addition, the Portfolio Funds’ investments in securities may be materially affected by conditions in the financial markets and overall economic conditions occurring globally and in particular countries or markets where the Portfolio Funds invest their assets.

The Investment Manager’s and the Portfolio Fund Managers’ methods of minimizing such risks may not accurately predict future risk exposures. Risk management techniques are based in part on the observation of historical market behavior, which may not predict market divergences that are larger than historical indicators. Also, information used to manage risks may not be accurate, complete or current, and such information may be misinterpreted.

General Economic and Market Conditions. The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s and the Portfolio Funds’ investments), trade barriers, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund and Portfolio Funds and their intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s and the Portfolio Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Portfolio Funds’ profitability or result in losses. The Fund and the Portfolio Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

A Portfolio Fund (and the Fund) could incur material losses even if its Portfolio Fund Manager reacts quickly to difficult market conditions, and there can be no assurance that the Portfolio Funds (and the Fund) will not suffer material losses and other adverse effects from broad and rapid changes in market conditions in the future. Shareholders should realize that markets for the financial instruments in which the Portfolio Funds seek to invest can correlate strongly with each other at times or in ways that are difficult for the Portfolio Fund Managers to predict. Even a well-analyzed approach may not protect the Portfolio Funds (and the Fund) from significant losses under certain market conditions.

Current Market Conditions and Governmental Actions. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an adverse effect on the Fund’s and the Portfolio Funds’ investments and net asset value and have led and may continue to lead to increased market volatility. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s and the Portfolio Funds’ investments. The occurrence and pendency of such diseases could adversely affect the economies and financial markets either in specific countries or worldwide.

The U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund and the Portfolio Funds invest.

Policy and legislative changes in the United States and in other countries and other events, such as Brexit, are affecting global markets and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements and disputes, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s and the Portfolio Funds” investments may be negatively affected.

Notwithstanding the enhanced regulation, there is also the possibility that the markets in which the Fund and the Portfolio Funds invest will experience another severe worldwide economic downturn. Consequently, neither the Fund nor the Portfolio Funds may be capable of, or successful at, preserving the value of their assets, generating positive investment returns or effectively managing their risks.

Limited Liquidity of Fund Shares. It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, and shares will be subject to substantial restrictions on transfer. Although the Fund intends to offer to repurchase shares periodically, at the sole discretion of the Board of Trustees, no assurance can be given that these repurchases will occur on a regular basis or at all or that all of an investor’s shares will be purchased in any offer to repurchase. If a repurchase offer is made by the Fund, it will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

The interests in Portfolio Funds held by the Fund will generally be subject to legal or other restrictions on transfer or sale and there likely will be no liquid market for their sale. These investments may make it difficult for the Fund to liquidate positions in the Portfolio Funds in order to facilitate Fund share repurchases. In addition, a redemption by the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Portfolio Fund.

Certain Risks Related to Investments by Portfolio Funds and Direct Investments by the Fund

The performance of many of the Portfolio Funds will be highly volatile and subject to a number of substantial risks. The Portfolio Funds in which the Fund invests utilize a wide variety of investments and investment strategies, many of which are very complex and specialized. Some of the risks relating to Portfolio Fund investments and investment strategies and direct investments of the Fund are as follows:

Leverage; Interest Rates; Margin. The Portfolio Funds generally utilize leverage in their investment programs, meaning that their market exposure can be substantially in excess of their net assets, and the Fund generally does not limit its exposure to leverage in selecting individual Portfolio Funds or by Portfolio Funds in the aggregate. The Fund may take on additional leverage in connection with its direct investment strategies. Leverage may be achieved by trading on margin, trading in derivative instruments that are inherently leveraged and other forms of direct and indirect borrowing. The amount of leverage or borrowings that a Portfolio Fund or the Fund may have outstanding at any time may therefore be large in relation to its capital. Consequently, the level of interest rates generally, and the rates at which a Portfolio Fund or the Fund can borrow in particular, will affect the operating results of the Portfolio Fund or the Fund. Leverage increases both the possibilities for profit and the risk of loss.

The use of margin and short-term borrowings creates several risks for the Portfolio Funds and the Fund. If the value of a Portfolio Fund’s or the Fund’s securities falls below the margin level required by a prime broker, additional margin deposits may be required. If a Portfolio Fund or the Fund is unable to satisfy any margin call by a prime broker, then the prime broker could liquidate the Portfolio Fund’s position in some or all of the financial instruments that are in the Portfolio Fund’s or the Fund’s accounts at the prime broker and cause the Portfolio Fund or the Fund to incur significant losses. Furthermore, secured counterparties and lenders may have the right to sell, pledge, rehypothecate, assign, use or otherwise dispose of collateral posted by the Portfolio Funds or the Fund. This could increase exposure to the risk of a counterparty default since, under such circumstances, the Portfolio Funds may be unable to recover the posted collateral promptly or may be unable to recover all of the posted collateral. The occurrence of defaults may trigger cross-defaults under the Portfolio Funds’ or the Fund’s agreements with other brokers, lenders, clearing firms or other counterparties, creating or increasing a material adverse effect on the performance of the Portfolio Funds or the Fund.

In addition, prime brokers, banks and other lenders typically require margin to be posted using liquid securities. Limitations imposed on the types of assets that a Portfolio Fund or the Fund may post as collateral may restrict the types of assets that Portfolio Fund or the Fund may invest in as well as the returns achieved.

When a Portfolio Fund or the Fund purchases an option on securities in the United States, there is no margin requirement because the option premium is paid for in full. The premiums for certain options traded on non-U.S. exchanges may be paid for on margin. When a Portfolio Fund or the Fund sells an option on securities on an exchange or in the over-the-counter market, the Portfolio Fund and the Fund is subject to regulatory margin requirements. Similarly, margin posting requirements apply to short positions in options on futures contracts, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the trading market for the referenced instrument. The cumulative effect of the use of leverage by the Fund and the Portfolio Funds in a market that moves adversely to the Fund or Portfolio Funds could result in a substantial loss to the Fund that would be greater than if the Fund or Portfolio Funds were not leveraged. As a result, the Fund could lose its entire investment in a Portfolio Fund, and, in connection with its direct investment strategies, could lose an amount in excess of the value of its investments made under those strategies.

Use of Financing Arrangements. Portfolio Funds and/or the Fund may depend upon the availability of credit to finance their investment strategies. The prime brokers, banks and dealers that may provide financing to Portfolio Funds and the Fund can apply essentially discretionary margin or other valuation policies and may change those policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties at about the same time.

Lending Portfolio Securities. Portfolio Funds and/or the Fund may lend their portfolio securities to brokers, dealers and financial institutions in order to generate income for the Portfolio Fund or the Fund, respectively. In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount normally equal to at least 100% of the market value, determined daily, of the loaned securities. Portfolio Funds are entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities would result in income to the Portfolio Fund and the Fund, but could also involve certain risks in the event of a delay in the return of the securities loaned or the default or insolvency of the borrower.

Counterparty Risk. The Portfolio Funds are expected to, and the Fund may, establish relationships with third parties to obtain financing, engage in derivative transactions, and obtain prime and other brokerage services that permit the Portfolio Funds or the Fund to trade in any variety of markets or asset classes. However, there can be no assurance that the Portfolio Funds or the Fund will be able to maintain such relationships or establish such relationships. An inability to establish or maintain such relationships could limit the Portfolio Funds’ or the Fund’s trading activities, create losses, preclude the Portfolio Funds or the Fund from engaging in certain transactions, financing, derivative intermediation and prime brokerage services and prevent the Portfolio Funds or the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships before a Portfolio Fund establishes additional relationships could have a significant impact on the Portfolio Fund’s or the Fund’s business due to its reliance on such counterparties.

Some of the markets in which the Portfolio Funds or the Fund may effect transactions are not “exchange-based” or regulated trading platforms, such as swap execution facilities or alternative trading systems, and may include “over-the-counter” and “interdealer” markets. The participants in these markets may not be subject to the credit evaluation and regulatory oversight to which members of “exchange-based” or regulated trading platforms generally are subject. This exposes the Portfolio Funds and the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Funds and the Fund to suffer a loss. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or the Fund has concentrated its transactions with a single or small group of counterparties. Counterparty risk may also be heightened by new global regulations seeking to concentrate holdings of certain instruments with a central counterparty. Although the regulations are designed to reduce counterparty risk, they are untested and there is a possibility that the new structure will increase systemic and counterparty risk, including for the Portfolio Funds and the Fund. Furthermore, there is a risk that any of a Portfolio Fund’s or the Fund’s counterparties, including a central counterparty or one or more members of a central counterparty, could become insolvent and/or the subject of insolvency proceedings. If one or more of a Portfolio Fund’s or the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio Fund’s or the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty. The Federal Reserve has adopted regulations that may restrict the close-out and default rights of a Portfolios Fund or the Fund upon certain insolvencies of a counterparty to an over-the-counter derivatives transaction or its affiliates. In addition, in the event of an insolvency of a central counterparty or one or more of its members, there is the possibility that margin and other assets of the Portfolio Fund and the Fund held with the central counterparty or one or more of its members might be used to satisfy obligations of the member to the clearinghouse or of the clearinghouse and not applied to meet obligations of the Portfolio Funds or the Fund or returned to the Portfolio Funds or the Fund. These situations, if they were to occur, could have a materially adverse effect on one or more of the Portfolio Funds. The Fund and the Portfolio Funds may use counterparties located in jurisdictions outside the United States. These counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund and the Portfolio Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, no assurances can be provided about the effect of their insolvency on the Fund, the Portfolio Funds and their assets.

In general, the Portfolio Funds and the Fund are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. Moreover, the internal credit function of each Portfolio Fund Manager that is responsible for evaluating the creditworthiness of its counterparties may prove insufficient. The ability of the Portfolio Funds or the Fund to transact business with any one or more counterparties, the lack of complete and comprehensive evaluation of the financial capabilities of the counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Portfolio Funds and the Fund.

Hedging Transactions. The Portfolio Funds and the Fund may invest in securities and utilize financial instruments including, but not limited to, forward contracts, currency options and equity and interest rate swaps, credit default swaps, caps, collars and floors to seek to hedge fluctuations in the relative values of the Portfolio Funds’ or the Fund’s portfolio positions as a result of changes in various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the value of the portfolio positions. Hedging transactions also typically limit the opportunity for gain if the value of the portfolio position should increase, and may not work as intended and actually compound losses. Moreover, it may not be possible for a Portfolio Fund or the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Portfolio Fund or the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations. Additionally, the Portfolio Funds or the Fund may at times add market-wide hedges, or hedges focused on particular asset classes (“macro hedges”), to their portfolios. Macro hedges are typically utilized in order to protect a portfolio against macro-related volatility and tail risks. The Portfolio Funds and the Fund generally are not required to enter into hedging transactions and may choose not to do so.

The success of the Portfolio Funds’ and the Fund’s hedging transactions is subject to the applicable Portfolio Fund Manager’s or the Fund’s Investment Manager’s, respectively, ability to correctly predict movements in and the direction of various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Therefore, while a Portfolio Fund or the Fund may enter into these transactions to seek to reduce such risks, these transactions may result in a poorer overall performance for the Portfolio Fund or the Fund than if it had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged (or other risks being hedged) may vary. Moreover, for a variety of reasons, the Portfolio Fund Managers may not seek or be able to establish a perfect correlation between hedging instruments and the portfolio holdings (or other risks) being hedged. This imperfect correlation may prevent a Portfolio Fund or the Fund from achieving the intended hedge or expose the Portfolio Fund and the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Portfolio Funds’ and the Fund’s portfolio holdings. Moreover, the Portfolio Fund Managers or the Fund’s Investment Manager may determine not to hedge against, or may not anticipate, certain risks and the portfolios will always be exposed to certain risks that are difficult to effectively hedge, such as counterparty risk.

The success of the hedging strategy of a Portfolio Fund and the Fund is subject to the Portfolio Fund Manager’s or the Fund’s Investment Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolios being hedged. Because the risk characteristics of many securities change as markets change or time passes, the success of the Portfolio Fund’s and the Fund’s hedging strategy is also subject to the Portfolio Fund Manager’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.

Trading in Securities and Other Investments That May Be Illiquid. A Portfolio Fund or the Fund may invest in restricted or non-publicly traded securities, securities on non-U.S. exchanges, securities that the Portfolio Funds and the Fund are contractually prohibited from disposing of, and securities for which no readily available market exists. These investments could prevent a Portfolio Fund or the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Illiquid investments may also be distributed in-kind to the Fund.

The valuation of certain illiquid financial instruments is inherently subjective and subject to increased risk that the information utilized to value the financial instrument or to create the price models may be inaccurate or subject to other error. Inaccurate valuations may, among other things, lead to inaccurate pricing of the Portfolio Funds and the Fund, prevent the Portfolio Funds and the Fund from effectively managing their investment portfolios and risks, result in the Portfolio Fund and the Fund exceeding certain investment guidelines, and cause the Fund to receive less than the full value of its investment upon its sale of Portfolio Fund or Fund interests. The value of the Portfolio Funds’ and the Fund’s portfolios may also be affected by changes in accounting standards, policies or practices.

Short Sales. Portfolio Funds and the Fund may engage in short-selling. A short sale involves the sale of a security that a fund does not own in the hope of purchasing the same security or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security and therefore the possibility of a theoretically unlimited loss. To initiate the short sale, a fund must borrow the security, and the fund is obligated to return the security to the lender by purchasing the security at a later date, which may be difficult and costly to effect in the event the market for the security has become illiquid. Such illiquidity may be more likely to occur with respect to securities of small capitalization companies. The fund may be forced to unwind a short sale at a disadvantageous time for a number of reasons, including a call back by the lender of the stock at a time additional stock is not available to borrow, a forced tender of the stock or a merger or other form of corporate consolidation. In the United States, when a short sale is made, the seller generally must leave the proceeds thereof with the broker and it must also deposit with the broker an amount of cash or U.S. Government securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected on a non-U.S. exchange, such transactions will be governed by local law.

Concentration of Portfolio Funds’ Investments. Portfolio Fund Managers may create, or market conditions may result in, concentrated investment portfolios. Because most Portfolio Funds have the ability to concentrate their investments by investing an unlimited amount of their assets in a limited number of issuers, sectors, markets, industries, strategies, countries or geographic regions, the overall adverse impact on the Portfolio Fund, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if the Portfolio Fund were not permitted to concentrate its investments to such an extent. By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, a Portfolio Fund will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market movements, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.

Volatility. Portfolio Funds will, and the Fund may, frequently be subject to substantial volatility, which could result from a number of causes. Some of the Portfolio Fund Managers selected by the Investment Manager may concentrate their portfolios by holding a relatively limited number of investments. Accordingly, the aggregate returns realized by the Fund may be adversely affected by a small number of investments. Furthermore, while the Investment Manager will generally allocate the Fund’s assets among Portfolio Fund Managers with differing styles and techniques, there are no fixed allocation percentages. There is the risk that a disproportionate share of the Fund’s assets may be committed to one or more strategies or techniques. The Investment Manager does not seek to manage the risk that different Portfolio Funds may invest in the same securities or may take substantial positions in the same sectors. This would result in less diversification than would be suggested by the number of Portfolio Fund Managers being employed. In addition, the use of leverage by the Fund or a Portfolio Fund will tend to increase its volatility.

The allocation of Fund assets to new or emerging Portfolio Fund Managers or Portfolio Fund Managers who utilize unique investment strategies or asset classes may subject the Fund to greater volatility due to the greater difficulty in assessing the track record or analyzing the investment strategy and relevant risks of those Portfolio Fund Managers than Portfolio Fund Managers with longer track records or more conventional strategies.

The allocation of Fund assets to Portfolio Fund Managers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Investment Manager.

Portfolio Turnover. Certain Portfolio Fund Managers or the Fund’s Investment Manager may invest and trade their portfolio securities on the basis of certain short-term market considerations. The turnover rate within these Portfolio Funds is expected to be significant, potentially involving substantial brokerage commissions and fees. Although the Investment Manager generally has no control over the rate of portfolio turnover resulting from a Portfolio Fund Manager’s trading activity, the Investment Manager’s allocation of Fund assets among Portfolio Funds may influence the portfolio turnover rates of the Portfolio Funds by causing the Portfolio Funds to purchase and sell portfolio securities.

Event Driven Investing. Portfolio Funds and/or the Fund may engage in event driven investing. Event driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as a Portfolio Fund Manager or the Fund’s Investment Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring that promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Portfolio Funds or the Fund of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including, among other reasons: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing. Because of the inherently speculative nature of event driven investing, the results of the Portfolio Funds’ and the Fund’s operations may be expected to fluctuate from period to period. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results that may be expected in future periods.

Investments in Fixed-Income Securities. The Portfolio Funds and the Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers of any duration or maturity. Fixed-income securities pay fixed, variable or floating rates of interest. The value of fixed-income securities in which the Portfolio Funds or the Fund invest will change in response to fluctuations in interest rates (i.e., interest rate risk). In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

High-Yield Securities. There is no minimum credit standard that is a prerequisite to a Portfolio Fund’s or the Fund’s acquisition of any security. Portfolio Funds and the Fund are permitted to invest in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” Portfolio Funds and the Fund may invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, a Portfolio Fund or the Fund may lose all or substantially all of its investment in any particular instance, which would have an adverse effect on the Fund. Securities in which a Portfolio Fund or the Fund may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, a Portfolio Fund or the Fund may invest in securities that are not protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a Portfolio Fund or the Fund holds debt securities of different seniority in the same issuer. In the event of a bankruptcy or other restructuring of the issuer’s debt securities, it is possible that two Portfolio Funds may be adverse to one another, resulting in an adverse effect on the Fund’s net investment. These types of securities are generally less liquid than investment grade debt securities.

Portfolio Funds and the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with these investments. (The Portfolio Funds and the Fund are not required to hedge, and may choose not to do so.) High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. It is possible that any economic downturn could adversely affect the ability of the issuers of high-yield securities to repay principal and pay interest thereon and increase the incidence of default of those securities. In addition, it is possible that an economic recession could disrupt severely the market for such securities.

Distressed Investments. Portfolio Funds and the Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. These securities and obligations often trade at a discount to the expected enterprise value that can be achieved through a restructuring but risk the possibility that no restructuring will occur, or will occur on terms less favorable than anticipated.

Typically, these transactions may be in publicly traded debentures, notes, bank loans, trade claims or other traded debt or preferred stock of companies in out-of-court or Chapter 11 or other similar court-administered restructuring proceedings and similar judicial financial reorganizations and workouts. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

The limited research coverage, difficulty of financial analysis, legal complexities and weak institutional focus on workouts generally create substantial price differentials between market value and the likely future value. The value of positions in bankrupt companies or in workout situations generally depends on numerous and often unascertainable factors, such as the sale price of assets, the length of the bankruptcy proceeding or negotiations or the resolution of disputes between classes of creditors. Bankruptcy situations may be particularly complicated and may involve a high degree of uncertainty and market risk. Securities and other interests in these types of companies might have to be held for long periods of time.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”). The Portfolio Funds and the Fund may invest in securities that represent an interest in a pool of mortgages and credit card receivables or other types of ABS. The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS often will be led by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.

The adverse effects of prepayments may impact Portfolio Funds and the Fund primarily in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Fund Managers or the Fund’s Investment Manager may have constructed for these investments, if any, resulting in a loss to Portfolio Funds and/or the Fund. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

The Portfolio Funds and the Fund also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, whereby the rate of interest payable varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks. Investments in subordinated MBS and ABS involve greater risk of default than the senior classes of the issue or series. A Portfolio Fund and the Fund may also invest in interest-only pass-through securities, which experience greater yield variability relative to changes in prepayments.

Sub-Prime Mortgage Market. Certain real estate markets have gone through periods of substantial declines in prices and demand, most notably in the residential housing market. These periods have included rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising rates of defaults on loans, resulting in losses for loan originators and certain sub-prime lenders and instability in capital markets associated with securities that are linked to the sub-prime mortgage market.

Zero Coupon and Deferred Interest Bonds. The Portfolio Funds and the Fund may invest in zero coupon bonds and deferred interest bonds. Zero coupon bonds do not require the periodic payment of interest, and deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. These debt obligations are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations of the same maturity that provide for regular payments of interest.

When-Issued and Delayed Delivery Securities. Portfolio Funds and the Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, that is, for issuance or delivery at a stated price and yield to or by the purchaser later than the normal settlement date for such securities. The purchaser generally will not pay for such securities or start earning interest on them until they are received. When the purchaser undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased on a when-issued or delayed delivery basis may result in the purchaser’s incurring a loss or missing an opportunity to make an investment. When-issued and delayed delivery purchase commitments could cause a Portfolio Fund’s or the Fund’s NAV per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Portfolio Fund’s or the Fund’s NAV. The purchaser may sell the right to acquire the security prior to delivery, which may result in a gain or loss.

Structured Arrangements. The Fund may achieve exposure to Portfolio Funds through interests in special purpose vehicles, notes, preferred equity positions, participations in secondary purchases or other structured arrangements (“Structured Solutions”). Structured Solutions may be novel and untested. They also may not have been foreseen at the time the related Portfolio Fund was organized. In some circumstances, the Structured Solution may involve a participation agreement, swap or similar arrangement.

Derivative Instruments. The Portfolio Funds and the Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. In addition, the Portfolio Funds and the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Portfolio Funds and the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Portfolio Funds and the Fund.

The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Portfolio Funds’ or the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, capital costs, the liquidity of the market for the referenced assets and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. This type of intervention often is intended to directly influence prices and may, together with other factors, cause all of these markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and the Fund also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Derivatives contracts are subject to extensive regulation and these regulations may impose costs and operational constraints on Portfolio Funds and the Fund to the extent that they trade derivatives.

The Fund may enter into derivatives directly (as opposed to through Portfolio Funds) for hedging or exposure purposes. As a result of current SEC and staff guidance provided in respect to the leverage prohibitions under Section 18(f) of the Investment Company Act, the Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s obligations under the applicable derivatives contract. These are referred to as “asset segregation requirements.” The Portfolio Funds are not subject to these requirements. To the extent that derivatives contracts are entered into by the Fund and settled on a physical basis, the Fund will generally be required to comply with the asset segregation requirements by maintaining an amount of liquid assets equal to the notional value of the contract. In connection with derivatives contracts performed on a net basis, however, the Fund will generally be required to maintain liquid assets equal only to the accrued excess, if any, of the Fund’s obligations over those of its counterparty under the contract.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Call Options. Portfolio Funds and the Fund may engage in call option transactions. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option that is covered (e.g., the writer holds the underlying security) bears the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option bears the risk of an unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option bears the risk of losing its entire investment in the call option.

Put Options. Portfolio Funds and the Fund may engage in put option transactions. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) bears the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option bears the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option bears the risk of losing its entire investment in the put option.

Swaps Generally. Portfolio Funds and the Fund may invest in swaps. Investments in swaps involve the exchange by a fund with another party of their respective commitments. In the case of interest rate swaps, the fund may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The use of swaps subjects a fund to the risk of default by the counterparty. If there is a default by the counterparty to a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The Portfolio Funds and the Fund may also enter into currency swaps or other swaps that are similar to interest rate swaps but may be surrogates for other investments such as currency forwards or options.

Credit Default Swaps (“CDS”). Portfolio Funds and the Fund may invest in CDS. A CDS can be used to implement a Portfolio Fund Manager’s view that a particular credit, or group of credits, will experience credit improvement or credit deterioration. In the case of expected credit improvement, the Portfolio Funds or the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Portfolio Funds or the Fund to make payment upon the occurrence of a credit event creates leveraged exposure to the credit risk of the reference entity. In the case of expected credit deterioration, the Portfolio Funds or the Fund may buy credit default protection; in such instance, the Portfolio Funds or the Fund will pay a premium.

Total Rate of Return Swaps (“TRR”). Portfolio Funds and the Fund may engage in TRR swaps. TRR swaps are another form of derivative that the Portfolio Funds and the Fund may utilize in seeking to achieve their investment objectives. A TRR swap allows the total return receiver to receive all income and other distributions with respect to a specified notional amount of an asset as well as the change in market value of the asset (whether a security, index, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest rate on the specified notional amount. The total return payer is synthetically short and the total return receiver is synthetically long in the asset. This may create a highly leveraged exposure to the underlying asset.

Interest Rate Swaps. The Portfolio Funds and the Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on reference rate, and denoted as a percentage of the underlying notional amount. In the event that a fund enters into an interest rate swap and is paying a fixed amount, the fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a fund is paying a fixed amount, the fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a fund is paying a floating amount, the fund will be exposed to the risks of an increase in the variable interest rate and of consequently paying more than it is receiving.

Variance and Correlation Swaps. The Portfolio Funds and the Fund may enter into variance or correlation swaps. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between a stated level of variance and the actual variance of an underlying asset or index. “Variance” for this purpose is often defined as the sum of the square of the returns on the reference asset or index over the length of the contract term (which in effect is a measure of the volatility of the asset or index). The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation of the underlying securities within a given index. “Correlation” is often defined as the weighted average of the correlations between the daily returns of each pair of securities within a given index. If two assets are closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Futures Contracts and Options on Futures Contracts. The Portfolio Funds and the Fund may enter into futures contracts. A “sale” of a futures contract means the incurring of a contractual obligation to deliver the securities, commodities or other assets called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the incurring of a contractual obligation to acquire the assets called for by the contract at a specific price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery on an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts are rights to either buy or sell a particular futures contract during a specified period of time. If the price of the underlying futures contract does not become such that it would be advantageous to exercise an option during the life of such option, the option will expire valueless, resulting in a complete loss of the premium. However, the purchaser of an option may lose no more than the amount of the option premium.

In the futures markets, margin deposits are less than the notional value of the exposure represented by the futures contracts purchased or sold. In the forward, currency and certain other derivatives markets, margin deposits may be even lower or may not be required at all. Such low margin deposits are indicative of the fact that any trading in these markets typically is accompanied by a high degree of leverage. Low margin deposits mean that a relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor. For example, if at the time of investment 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for the brokerage commission. Thus, like other leveraged investments, any purchase or sale of a futures, forward or other commodity contract may result in losses in excess of the amount invested.

In addition to the risks associated with trading in futures and options on futures that arise from the leverage and volatility associated with such investments, futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent the Portfolio Fund Managers and the Fund’s Investment Manager from promptly liquidating unfavorable positions and subject the Portfolio Funds and the Fund to substantial losses. In addition, the Portfolio Fund Managers and the Fund’s Investment Manager may not be able to execute futures contract trades at favorable prices if little trading in the contracts involved is taking place. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

“Position limits” imposed by various regulators, particularly the CFTC, may limit the Portfolio Funds’ ability to effect desired trades in commodity derivatives. Position limits are the maximum amounts of gross, net long or net short positions that any one person or entity may own or control in a particular financial instrument. It is possible that different accounts managed by the Portfolio Fund Managers will be aggregated for purposes of determining position limits. If at any time positions managed by a Portfolio Fund Manager were to exceed applicable position limits, the Portfolio Fund Manager would be required to liquidate positions, which might include positions of a Portfolio Fund.

Forward Contracts. The Portfolio Funds and the Fund may enter into forward contracts that are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with whom the Portfolio Funds or the Fund may maintain accounts may require the Portfolio Funds or the Fund to deposit margin with respect to such trading, although margin requirements are often minimal. The Portfolio Funds’ and the Fund’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Portfolio Fund Managers and the Fund’s Investment Manager would otherwise recommend, to the possible detriment of the Portfolio Funds and the Fund.

LIBOR Transition and Associated Risk. The Fund or a Portfolio Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate, Sterling Overnight Interbank Average Rate and Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s or a Portfolio Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Investments in Real Assets. The Fund may make investments in Portfolio Funds, normally in the form of PFICs, that directly and indirectly invest in real assets. Real assets generally consist of real estate, natural resources and commodities, and infrastructure assets. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Frequently, real estate and other real asset investments involve the use of substantial leverage (or borrowed money), which will increase the exposure of such assets to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss. Also, real asset investments involve exposure to business cycles, local economic conditions and other factors that may not be present with other types of investments.

Small Capitalization, Recently Organized Companies and Initial Public Offerings. From time to time, a portion of the Portfolio Funds’ or the Fund’s assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because these companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Portfolio Funds may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of larger, more established companies.

The Portfolio Funds or the Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. Companies offering stock in IPOs may be small capitalization or recently organized companies and may therefore involve the risks discussed in the preceding paragraph. In addition, after securities are offered in an IPO, the prices at which such securities trade may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic or operational reasons.

Non-U.S. Investments. A Portfolio Fund or the Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio Funds’ and the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the United States. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

The U.K. formally withdrew from the EU on January 31, 2020 (an event commonly referred to as “Brexit“), and is now in a transition period through December 31, 2020, during which the U.K. and the EU will seek to agree on the terms of their future relationship. Although the U.K. will remain in the EU single market and customs union during the transition period, the long-term nature of the U.K.’s relationship with the EU is unclear, and there is considerable uncertainty as to when any agreement will be reached and implemented. The uncertainty surrounding the implementation and effect of Brexit, the uncertainty in relation to the legal and regulatory framework that may apply to the U.K. and its relationship with the remaining members of the EU

(including, in relation to trade) has caused and is likely to cause increased economic volatility and market uncertainty globally. During the transition period and beyond, the impact on the U.K. and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the U.K., Europe and globally, which could have an adverse effect on the value of a Portfolio Fund’s and the Fund’s investments.

A Portfolio Fund and the Fund may trade futures, options and forward contracts on commodity exchanges and markets located outside the United States where CFTC regulations do not apply. In contrast to U.S. exchanges, some non-U.S. exchanges are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a commodity contract and not of an exchange or clearing corporation. In such a case, the Portfolio Funds and the Fund are subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts. In addition, the trading of forward contracts on certain non-U.S. commodity exchanges may be subject to price fluctuation limits. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a U.S. exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No U.S. organization regulates the activities of a non-U.S. exchange, including the execution, delivery and clearing of transactions on such an exchange, and no U.S. regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. jurisdictions. Moreover, such laws or regulations will vary depending on the jurisdiction in which the transaction occurs. For these reasons, Portfolio Funds which trade on non-U.S. exchanges may not be afforded certain of the protections that apply to U.S. commodity futures transactions, including the right to use alternative dispute resolution procedures. In addition, funds received from Portfolio Funds to margin non-U.S. futures transactions may not provide the same protections as funds received to margin futures transactions on U.S. exchanges.

Non-U.S. Currency Exchange. A Portfolio Fund or the Fund may engage in non-U.S. currency exchange rate transactions. Currency exchange rates have been volatile in the past. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk because currency trading is done on a principal to principal basis.

Currency. A Portfolio Fund or the Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Portfolio Funds and the Fund, however, generally value their securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s or a Portfolio Fund’s assets will fluctuate with U.S. dollar exchange rates as well as with the price changes of the Portfolio Fund’s and the Fund’s investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Portfolio Fund and the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio Fund’s and the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the Fund’s or a Portfolio Fund’s non-U.S. dollar securities. The Portfolio Funds and the Fund also may utilize financial instruments such as currency options and forward contracts (either physically or cash settled) to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Currency options and cash-settled forwards are regulated as swaps and currency forwards are treated as exempt swaps. As such, the transactions are subject to documentation, trade reporting and “business conduct” requirements, which involve provision of information about the Portfolio Fund or the Fund to its counterparty. In the future, currency options and cash-settled currency forwards are expected to become subject to mandatory margining and central clearing and trading on a regulated platform for designated liquid contracts. These requirements together with increased fees charged by derivatives counterparties and intermediaries reflecting the significantly higher capital charges to which they are now subject are expected to increase the costs of hedging currency risk or trading for other purposes in these instruments.

Certain Portfolio Funds or the Fund may receive a portion of their income and gains in currencies other than the U.S. dollar. A reduction in the value of these other currencies relative to the U.S. dollar prior to conversion into U.S. dollars, as applicable, would adversely affect the NAV of the Portfolio Fund or the Fund and correspondingly the NAV of the Fund. Many Portfolio Funds may elect not to hedge currency risks.

To the extent that the Fund were to invest directly in currency forwards or options, it will be subject to asset segregation requirements in addition to regulatory requirements applicable to counterparties. See “Derivative Instruments” above. As a result, use of these instruments may result in higher costs to the Fund.

Emerging Markets Risk. Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries. U.S. governmental entities may experience greater difficulty in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company directors and officers, and shareholder claims may be more difficult to bring as a matter of law or practically in certain emerging markets. In addition, the investment opportunities of the Portfolio Funds or the Fund in certain emerging markets may be restricted by legal limits on foreign investment in local securities.

Emerging markets generally are not as efficient as markets in developed countries. Volume and liquidity levels in emerging markets are generally lower than in developed countries. When seeking to sell emerging market securities, little or no market may exist for the securities and transactions may need to be made on a neighboring exchange. In addition, issuers based in emerging markets generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to issuers based in developed countries, thereby potentially increasing the risk of fraud or other deceptive practices. Furthermore, due to quality and reliability concerns, official data published by the government or securities exchanges in emerging markets may not accurately reflect actual circumstances.

The issuers of some emerging market securities, such as banks and other financial institutions, may be subject to less stringent regulations than would be the case for issuers in developed countries and therefore potentially carry greater risk. Custodial expenses for a portfolio of emerging market securities generally are higher than for a portfolio of securities of issuers based in developed countries.

Repurchase Agreements. Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Investments in Undervalued Securities. The Portfolio Funds or the Fund may make certain investments in securities that the Portfolio Fund Managers or the Fund’s Investment Manager believe to be undervalued; however, there are no assurances that the securities purchased will in fact be undervalued. In addition, the Portfolio Funds or the Fund may be required to hold such securities for a substantial period of time before realizing their anticipated value and such securities may never appreciate to the level anticipated by the Portfolio Fund Managers or the Fund’s Investment Manager. During this period, a portion of a Portfolio Fund’s or the Fund’s funds would be committed to the securities purchased, thus possibly preventing the Portfolio Fund or the Fund from investing in other opportunities. Further, a Portfolio Fund or the Fund may finance those purchases with borrowed funds and thus have to pay interest on the funds during the waiting period, possibly without realizing any return on the investment.

Quantitative Investment Risk. Portfolio Fund Managers will typically use quantitative investment models to varying degrees in making investment decisions. The success of a Portfolio Fund Manager’s quantitative investment models is heavily dependent on the mathematical models used by the Portfolio Fund Manager. A Portfolio Fund Manager may select models that are not well suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual events specific to particular corporations, or major events external to the operations of markets, cause extreme market moves that are inconsistent with the historical correlation and volatility structure of the market. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Finally, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Certain Risks Related to Portfolio Fund Operations

Gates, Suspensions and Redemption Fees. Under the terms of the governing documents of the Portfolio Funds, the ability of the Fund to withdraw any amount invested therein may be subject to certain restrictions and conditions, including restrictions on withdrawals for an initial period, restrictions on the amount of withdrawals and the frequency with which withdrawals can be made and investment minimums which must be maintained. Additionally, the Portfolio Funds typically reserve the right to reduce (“gate”) or suspend withdrawals and to satisfy withdrawals by making distributions in-kind, under certain circumstances. There will normally be no secondary market for trading Portfolio Fund shares.

Events in the world financial markets may materially adversely affect the Portfolio Funds, potentially limiting the Fund’s ability to fully exercise its withdrawal rights with regard to Portfolio Funds due to “gates,” suspensions and distributions in kind. Additionally, in some cases, Portfolio Fund Managers may also suspend the determination of the NAV of all or a portion of their portfolios. The absence of such valuations will make it more difficult for the Fund to accurately value its portfolio.

Multiple Levels of Compensation, Fees and Other Expenses. Both the Fund and the Portfolio Funds impose investment management fees or other forms of compensation. In addition to the fees and expenses of the Fund, shareholders will indirectly bear the Fund’s proportionate share of the asset-based and performance-based fees and other expenses of the Portfolio Funds. The asset-based fees of the Portfolio Funds generally are expected to be up to 3% of the Fund’s investment in any Portfolio Fund, and the performance-based fees of the Portfolio Funds generally are expected to be up to 30% of any net profits earned on that investment.

Performance-based compensation arrangements give rise to certain conflicts of interest, including the incentive for Portfolio Fund Managers to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of the Portfolio Fund’s assets, this performance-based compensation may be greater than if such compensation were based solely on realized gains. Portfolio Fund Managers generally receive incentive compensation based on the performance of their portfolios. Therefore, it is possible that certain Portfolio Fund Managers may receive incentive compensation, even though the Fund, as a whole, does not have net capital appreciation.

Capacity Limitations of External Managers. Portfolio Fund Managers may place limitations on the amount of, or number of persons whose, money they will manage. In addition, new rules and regulations may result in additional limitations or restrictions being placed by Portfolio Fund Managers on the types of investors or assets that a Portfolio Fund may accept. These restrictions or limitations could prevent the Investment Manager from allocating Fund assets to certain Portfolio Fund Managers and Portfolio Funds with which the Investment Manager would otherwise choose to invest. Furthermore, to the extent consistent with the Investment Manager’s allocation procedures and applicable law, the Investment Manager has discretion in making allocation decisions among Portfolio Funds, particularly when capacity is constrained. For example, allocations may be implemented to avoid small allocations or to increase existing below-target allocations before building new positions, resulting in the Fund receiving a reduced allocation, or no allocation, to particular Portfolio Funds. If the Investment Manager’s ability to make allocations to a Portfolio Fund Manager or Portfolio Fund is limited or restricted, the Fund’s investment objective, and thus its returns, could be negatively affected.

Reliance on Key Individuals. The success of a particular Portfolio Fund is dependent on the expertise of its Portfolio Fund Manager. Certain Portfolio Fund Managers may have only one or a limited number of key individuals responsible for managing Portfolio Funds. The loss of one or more key individuals from a Portfolio Fund Manager could have a materially adverse effect on the performance of a Portfolio Fund, which could adversely affect the performance of the Fund.

Risk Management Activities. The Investment Manager attempts to measure and monitor risks of the Portfolio Funds. The amount and quality of the Investment Manager’s risk due diligence, measurement and monitoring depends on its access, if any, to information regarding the Portfolio Funds’ investments and the risk management systems of the Portfolio Fund Managers. This information will not typically be publicly available and there is no assurance that the Portfolio Fund Managers will give the Investment Manager access to this data. When this information is unavailable, estimates of risk will be made. Efforts to measure and reduce risk may not be successful.

Use of Multiple Portfolio Fund Managers. Portfolio Fund Managers have varying levels of skills and experience and their principals may employ trading methods, policies and strategies that differ from those of other Portfolio Fund Managers. No assurance can be given that the collective performance of the Portfolio Fund Managers will result in profitable returns or avoid losses for the Fund as a whole. Positive performance achieved by one or more Portfolio Fund Managers may be neutralized by negative performance experienced by other Portfolio Fund Managers.

New Portfolio Fund Managers. The Fund may invest in Portfolio Funds that are managed by investment managers that have not managed Portfolio Funds for a substantial period of time (“New Managers”). The previous experience of New Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms. Because New Managers may not have direct experience managing Portfolio Funds, and there is generally less information available on which the Investment Manager can base an opinion of such New Managers’ investment and management expertise, investments with New Managers may be subject to greater risk and uncertainty than investments with more experienced Portfolio Fund Managers.

As Portfolio Funds that are managed by New Managers generally will be in an early stage of formation or operation, this can pose a number of operational and other issues. For example, in its early stages the New Manager may lack adequate business acumen to operate its business or have little capital available to cover expenses and, accordingly, may have difficulty attracting qualified personnel. New Managers may face competition from other investment funds, which may be more established, have a larger number of qualified management and technical personnel and benefit from a larger capital base.

Absence of Regulation Concerning Portfolio Fund Managers and Portfolio Funds. It is generally expected that the Portfolio Funds will not be registered as investment companies under the Investment Company Act, and will not be subject to the protections provided by the Investment Company Act, such as requirements for independent board members, restrictions on transactions with affiliates, and limitations on fund borrowings and leverage. Certain Portfolio Fund Managers may not be required to register as investment advisers under the Advisers Act. Also, Portfolio Fund Managers that operate outside of the United States may be registered with their local regulator, but not subject to a comprehensive or effective regulatory scheme. As a result, Portfolio Fund Managers may or may not be subject to a wide range of laws and regulatory oversight and the protections available to the Fund as an investor in Portfolio Funds will correspondingly vary. Similarly, certain investments in funds and accounts formed and operated outside the United States may not be subject to comprehensive government regulation. The Portfolio Fund Managers may not be covered by insurance or by fidelity bonding. Moreover, the Fund generally will have no control over the selection of the custodians of the assets of such Portfolio Funds, which also may be subject to a varied degree of government supervision or regulation.

Ownership of Underlying Investments. When deciding whether to invest or continue investing in a Portfolio Fund, the Investment Manager does not independently verify the ownership status of the assets of the Portfolio Fund. Instead, the Investment Manager relies on statements and other financial information provided to it by the Portfolio Fund or its service providers. In the event that a Portfolio Fund does not own, or there is a defect in the ownership of, the underlying investments, this could result in significant losses for the Fund.

Offsetting Positions and Duplicate Transaction Costs. The Portfolio Fund Managers generally invest wholly independently of each other and may, at times, hold economically offsetting positions. To the extent that the Portfolio Funds do, in fact, hold offsetting positions, the Fund will incur the expenses of investing in the Portfolio Funds without realizing any net investment benefit.

Third-Party Use of Publicly Available Information or Similar Trading Strategies. Certain positions and the prices and terms of certain transactions undertaken by Portfolio Fund Managers may be required to be made publicly available. Because trades made by Portfolio Fund Managers may be based (in whole or in part) upon quantitative trading methods or other proprietary information, there is a risk that market participants may seek to reverse engineer the trading strategies implemented by those Portfolio Fund Managers using data required to be made publicly available. The use of similar trading strategies by other persons may have a material adverse effect on the assets managed by the Portfolio Fund Managers, and, consequently, the Fund.

Disposition of Portfolio Funds. If the Fund wishes to transfer Portfolio Fund shares to a third party, the Fund may be required to make representations about the business and financial affairs of the relevant investment typical of those made in connection with the sale of any security or business. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representation turns out to be inaccurate. These arrangements may result in contingent liabilities, which ultimately may have to be funded by the Fund.

Indemnification, Withdrawal Adjustments, Clawbacks and Other Potential Legal Obligations with Respect to Proceeds Received from Portfolio Funds. Subsequent to its withdrawal from a Portfolio Fund, the Fund may have indemnification or reimbursement obligations to a Portfolio Fund that survive beyond its withdrawal and exceed any unpaid holdback that relate to the period during which the Fund was invested in the Portfolio Fund (or with respect to a partial withdrawal, that portion that has been withdrawn). In such circumstances, the Fund may be required by the Investment Company Act to segregate liquid assets to cover this open obligation. A reimbursement obligation could arise or be asserted, or an agreement or compromise reached, for example, based on the terms of the governing documents of the Portfolio Fund, applicable law, litigation or other less formal dispute resolution processes (each, a “Reimbursement Claim”). The Fund also may be subject to a Reimbursement Claim if the governing documents of a Portfolio Fund require that the Fund be subject to a “clawback” in the event of an overpayment of withdrawal proceeds or as a result of bankruptcy proceedings involving a Portfolio Fund.

It is likely that the legal, contractual and other authority relevant to any Reimbursement Claim will be uncertain and require the Fund, together with legal counsel, to evaluate any Reimbursement Claim and determine a course of action in a manner it considers in the best interests of the Fund. Such an evaluation may be time consuming and expensive for the Fund and the Investment Manager.

In-Kind Redemptions. Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its redemption of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Investment Manager would seek to cause the Fund to dispose of these securities in a manner that is in the Fund’s best interests.

Certain Regulatory, Legal and Operational Risks

Business and Regulatory Risks of Hedge Funds. The financial services industry generally, and the activities of hedge funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s and the Portfolio Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative requirements on the Portfolio Fund Managers, including, without limitation, responding to examinations and investigations, implementing new policies and procedures and complying with recordkeeping and reporting obligations. Such requirements may divert the Portfolio Fund Managers’ time, attention and resources from portfolio management activities.

The Fund, the Investment Manager, or any Portfolio Fund or Portfolio Fund Manager may in the future be subject to regulatory review or discipline. In addition, it is likely that changes in legislation, rules and regulations applicable to the Investment Manager, the Portfolio Fund Managers, the Portfolio Funds and/or their underlying investments will have consequences for each of them, some of which may be materially adverse.

As a result of regulatory changes, swaps are characterized as commodity interests and, as a result, when traded by a fund subject the adviser or other operator of the fund to registration as a commodity pool operator (“CPO”) under the Commodity Exchange Act (the “CEA”). While Portfolio Funds may be able to claim an exclusion from registration for their operators under CFTC Rule 4.13(a)(3) to the extent that the Portfolio Fund invests, directly or indirectly, less than a prescribed level of its liquidation value in commodity interests, including swaps, certain Portfolio Fund Managers may be required to register as a CPO with respect to such Portfolio Fund and, thereby, subject the Portfolio Fund and such CPO itself to additional disclosure and regulatory requirements.

This prospectus cannot address, and does not purport to address or anticipate, every possible current or future regulation that may affect the Fund, the Investment Manager, the Portfolio Funds, the Portfolio Fund Managers or their respective businesses. Such regulations may have a significant impact on the Fund and the Portfolio Funds, including, without limitation, restricting the types of investments the Portfolio Funds may make, preventing the Portfolio Funds from exercising their voting rights with regard to certain financial instruments, requiring the Fund or the Portfolio Funds to disclose the identity of their investors or otherwise. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.

Dependence on the Investment Manager and Portfolio Fund Managers. The Investment Manager invests the assets of the Fund primarily by allocating Fund assets to the Portfolio Funds and may also invest a portion of the Fund’s assets directly. The success of the Fund depends upon the ability of the Investment Manager and the Portfolio Fund Managers to develop and implement investment strategies that achieve the Fund’s allocation goals and the Portfolio Funds’ investment objectives. Subjective decisions made by the Investment Manager (e.g., with respect to asset allocation) and/or the Portfolio Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized.

The success of the Fund’s investment program depends significantly on the trading and investing skills of the Portfolio Fund Managers. To the extent that the Investment Manager is unable to select, manage, allocate appropriate levels of capital to, and invest with Portfolio Fund Managers that, in the aggregate, are able to produce consistently positive returns for the Fund and provide the necessary liquidity and transparency, or to the extent that the Investment Manager does not adequately monitor Portfolio Fund Managers, the performance of the Fund may be impaired. In addition, to the extent the Investment Manager invests the Fund’s assets directly, the Fund may incur losses if the Investment Manager fails to select and allocate appropriate levels of assets to market favorable strategies. Direct investments in securities by the Investment Manager will cause the Fund to be subject to many of the risks described above relating to investments by the Portfolio Funds.

Review and Oversight of Portfolio Funds. Because of the nature of Portfolio Funds, it is expected that the Investment Manager generally will have limited ability to (i) monitor Portfolio Fund investments, (ii) obtain full and current information regularly and (iii) exercise control rights over such investments. Although the Investment Manager attempts to monitor the performance of all of the Fund’s investments, the Investment Manager may not have sufficient information to be able to confirm or review the accuracy of valuations provided by Portfolio Funds in which the Fund invests.

The Investment Manager must ultimately rely on (i) a Portfolio Fund Manager to operate in accordance with the investment guidelines governing the Portfolio Fund; (ii) the accuracy of the information provided to the Investment Manager by a Portfolio Fund Manager or other service providers of the Portfolio Fund; and (iii) any available public or reported information relating to the Portfolio Fund. A failure of a Portfolio Fund Manager to operate within the guidelines of a Portfolio Fund or to provide accurate information with respect to the Portfolio Fund could subject the Fund to losses. Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Investment Manager relies on the Portfolio Fund Managers to evaluate information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Past events have demonstrated that investors such as the Fund and the Portfolio Funds can incur material losses as a result of corporate mismanagement, fraud and accounting or other irregularities.

The Investment Manager has broad and flexible authority to invest in Portfolio Funds, and Portfolio Fund Managers in turn typically have broad and flexible authority to invest in whatever securities and other instruments that the Portfolio Fund Managers believe will help the Portfolio Funds achieve their respective investment objectives. Additionally, Portfolio Fund Managers generally have broad latitude with respect to the degree of risk that may be undertaken by the Portfolio Funds. While the Investment Manager conducts a robust investment allocation process that focuses on selecting Portfolio Funds with well-defined investment objectives, risk parameters and investment guidelines, the flexibility on the part of Portfolio Funds and the fact that the Investment Manager relies primarily on information provided by Portfolio Fund Managers in assessing Portfolio Fund Strategies means that the Fund is subject to the possibility that Portfolio Funds in which it invests are not managed in the manner that the Investment Manager anticipated. In particular, there is the risk of “style drift” by the Portfolio Funds, which is the risk that a Portfolio Fund Manager may deviate from the Portfolio Fund’s stated or expected investment strategy. Style drift can occur abruptly if a Portfolio Fund Manager believes it has identified an investment opportunity for higher returns from a different approach or it can occur gradually, such as if, for instance, a “value” oriented Portfolio Fund Manager gradually increases a Portfolio Fund’s investments in “growth” stocks. Style drift can also occur if a Portfolio Fund Manager focuses on factors it had deemed immaterial in its offering documents or as a result of subjective judgment as to how to categorize investments.

Additionally, style drift may result in a Portfolio Fund Manager pursuing investment opportunities in an area in which it has a competitive disadvantage or that is outside the Portfolio Fund Manager’s area of expertise (e.g., a large-cap manager focusing on small-cap investment opportunities). Moreover, style drift may cause the Fund to be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Manager when it allocated assets to a Portfolio Fund and which may result in the Fund being exposed to overlapping investment strategies among various Portfolio Funds. In addition, style drift may affect the categorization of a Portfolio Fund as relating to a particular discipline, and, as a result, may affect the Investment Manager’s attempts to monitor the Fund’s investment guidelines.

The Fund’s portfolio may include Portfolio Funds with niche investment strategies such as trade claims, equipment leases and aviation and aviation-linked transactions and securities. There may be particular difficulties in selecting and monitoring these types of Portfolio Funds. It may be more difficult for the Investment Manager to evaluate the risks associated with investing in such Portfolio Funds. In addition, because of the limited number of Portfolio Fund Managers that typically specialize in a particular niche investment strategy, the Fund may be limited with respect to the Portfolio Funds in which it may choose to invest.

While each Portfolio Fund Manager may have a performance record reflecting its prior experience that the Investment Manager can use to help evaluate Portfolio Fund Managers, historical performance may have very limited value in predicting future performance. The Fund is subject to the risk that the Investment Manager will place too much emphasis on past performance when selecting Portfolio Fund Managers.

Information Technology Systems and Cybersecurity Risk. The Fund is dependent on the Investment Manager and the Portfolio Fund Managers for investment management, operational and financial advisory services. The Fund is also dependent on the Investment Manager for certain other services such as back-office functions. The Investment Manager and the Portfolio Fund Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and attempt to control risks for the Fund and the Portfolio Funds. Information technology systems are also used to trade in the underlying investments of the Portfolio Funds. In addition, certain of the Investment Manager’s and the Portfolio Fund Managers’ operations may interface with or depend on systems operated by third parties, including prime brokers, securities exchanges and other types of trading systems, market counterparties, custodians and other service providers. The Investment Manager and the Portfolio Fund Managers may not be in a position to verify the risks or reliability of such third party systems.

It is possible that a defect, failure or interruption of these information technology systems including, without limitation, those caused by computer “worms,” viruses and power failures could materially limit the Investment Manager’s or a Portfolio Fund Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk controls. Any such information technology-related difficulty could harm the performance of the Fund.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund and/or Portfolio Fund assets, Fund, Portfolio Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, a Portfolio Fund, the Investment Manager, the Portfolio Fund Manager and/or their service providers (including, but not limited to, fund accountants, custodians, subcustodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. They may also cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect the Investment Manager’s or the Portfolio Fund Managers’ ability to monitor the Fund’s or the Portfolio Funds’ investment portfolios and risks. The Fund, the Portfolio Funds, the Investment Manager and the Portfolio Fund Managers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Allocation Risk. The Investment Manager has the discretion to allocate Fund assets among various Portfolio Fund Strategies and make direct investments. There is no assurance that the Investment Manager’s decisions in this regard will result in the desired effects. In addition, the Fund may be limited in its ability to make changes to its investment allocations due to the subscription and redemption provisions of the Portfolio Funds, including notice periods, limited subscription and redemption dates, the ability of the Portfolio Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Portfolio Funds. Moreover, investment allocations among the Portfolio Funds will be made by the Investment Manager based on information previously provided by the Portfolio Funds. If such information is inaccurate or incomplete, it is possible that the allocation of Fund assets to the Portfolio Funds may not reflect the Investment Manager’s investment intentions. This could have a material adverse effect on the ability of the Investment Manager to implement investment strategies of the Fund.

The Investment Manager may seek to reduce the risks of investing in Portfolio Funds by spreading the investments of the Fund among a variety of different Portfolio Fund Managers using investment strategies with returns that are not expected to be highly correlated, or are expected to be negatively correlated, with one another. If such an approach is effective, the profits from one Portfolio Fund investment may offset the losses from another, thereby reducing the Fund’s overall volatility. However, it is possible that the performance of the Portfolio Funds may actually be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund.

Concentration of Fund Portfolio. Although it does not currently intend to do so, the Fund may invest a large percentage of its assets in a limited number of Portfolio Funds. In addition, the Fund may invest its assets in Portfolio Funds focusing their investments in a specific industry or economic sector. Consequently, the aggregate return of the Fund may be materially affected by the performance of a single Portfolio Fund, a particular Portfolio Fund Strategy, or a particular industry or sector. The Fund may be concentrated in the securities of an industry to the extent that the Portfolio Funds concentrate their investment in an industry. If the Portfolio Funds concentrate their investments in an industry the Fund may be subject to a greater risk of loss than an investment in a more diversified portfolio.

Correlation Risk. While the Investment Manager seeks to manage the Fund so as to limit the correlation between the Fund’s returns and those of the broad equity and fixed-income markets, the Fund may be exposed to unintended correlation with these markets. This means that the value of an investment in the Fund may decline when an investor’s other holdings are also declining in value. Similarly, the Fund’s investments may have a strong correlation to one another, which could result in most or all of such investments declining over the same time period.

Limitations on Investments Due to Regulatory Considerations. The Fund is registered as an investment company under the Investment Company Act. Due to its status as a registered investment company under the Investment Company Act, the Fund may be limited in its ability to, among other things, transact with affiliates, use leverage in its investments (and may be subject to compliance with asset segregation requirements), make investments in other investment companies, and purchase securities of brokers, underwriters or other securities-related issuers. Moreover, the Fund intends to be treated as a RIC under Subchapter M of the Code. In seeking to maintain a RIC classification, the Fund intends to invest primarily in Portfolio Funds organized outside of the United States that will be treated as PFICs for federal income tax purposes. As a result of restricting its investments in Portfolio Funds primarily to PFICs, the Fund may be limited as to the Portfolio Funds in which it may invest.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and the Portfolio Funds and are subject to the same risks that apply to similar investments if held directly by the Fund or through an interest in the Portfolio Funds. The Subsidiary is not registered as an investment company under the Investment Company Act and is not subject to all of the investor protections of the Investment Company Act. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Tax Risks. The Fund intends to be treated as a RIC under Subchapter M of the Code. As long as the Fund qualifies as a RIC, it will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. In order to qualify as a RIC, however, the Fund will be subject to certain limitations on making investments that do not apply to unregulated pools of assets such as certain hedge funds and private equity funds. Satisfaction of the various tests and recordkeeping requirements that must be met to elect and maintain the Fund’s tax status as a RIC under Subchapter M of the Code, including the qualifying income test, the asset diversification test and the minimum distribution requirements, requires significant support and information from the underlying Portfolio Funds, and such support and information may not be available, timely, complete, verifiable or sufficient. The Investment Manager will attempt to obtain such support and information, but may not always be able to do so and, in addition, will be reliant on information supplied by parties it does not control. In addition, as a related matter, the Fund is required to make certain “excise tax” distributions annually based on income and gain information that must be obtained from the Portfolio Funds. The Fund will attempt to make such distributions as are necessary in order to avoid the application of this nondeductible federal excise tax, although there is no guarantee that it will in fact avoid the application of such tax. The risks of not receiving accurate or timely information from the Portfolio Funds include failing to satisfy the tests to qualify as a RIC under Subchapter M of the Code and incurring the excise tax on undistributed income, which may significantly and negatively impact shareholder returns. The Fund may choose to invest in Portfolio Funds organized using investment structures that are otherwise disadvantageous from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. In addition, the Fund may choose to limit or reduce investments in Portfolio Funds that would be otherwise desirable from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. The Fund has not requested a private letter ruling from the IRS on the treatment of income with respect to the Subsidiary, but the Fund will rely on a legal opinion from Willkie Farr & Gallagher LLP, based on customary representations, that income derived from the Subsidiary should be treated as qualifying income. In addition, final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, provide that inclusions of income from the Subsidiary that are derived with respect to the Fund’s business of investing in stocks, securities, or currencies will be treated as qualifying income where the Subsidiary does not make distributions out of earnings and profits for the taxable year. However, in the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund may treat income with respect to the Subsidiary as “qualifying income,” the Fund may be required to make changes to its operations, which may reduce the Fund’s ability to gain investment exposure to commodities.

If the Fund fails to qualify as a RIC, the Fund will be subject to nondeductible federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and were to become subject to federal income tax or were to become subject to the excise tax on undistributed income, shareholders of the Fund would be subject to the risk of diminished returns.

In addition, certain Fund and Portfolio Fund investments, including investments in PFICs, may cause the Fund to realize annually substantial amounts of non-cash income, which the Fund would then be required to distribute. The Fund may elect to recognize any unrealized appreciation in one or more of its PFIC investments as current taxable income. All or a substantial portion of the Portfolio Funds and other Fund investments may be PFICs. Such distribution requirements may cause the Fund to sell or transfer its assets including Portfolio Funds or to redeem from its portfolio potentially at disadvantageous times or subject to redemption fees or other penalties for redemptions, and cause the Fund to borrow and incur borrowing and interest expenses, which may significantly and negatively impact shareholder returns. The Fund’s annual calculations of its taxable income and realized gains will be dependent upon the self-reported valuations of the Portfolio Funds. Inaccuracies in or revisions to such valuations could cause the Fund to become subject to tax, interest charges and/or penalties with respect to its own taxable income reporting. The Fund may be required to recognize gain realized on the disposition of a PFIC investment as ordinary income, and not as capital gain, even if the PFIC investment were held by the Fund for more than one year. Because a Portfolio Fund may have minimum notice periods or other prohibitions or restrictions on transfers or redemptions or because the Fund may be unable to borrow sufficiently or on a timely basis, meeting the excise tax distribution requirements or the minimum distribution requirements for RIC qualification may not be satisfied in any given year, which may significantly and negatively impact shareholder returns. The Fund’s Board of Trustees would consider what actions it may take in the event that the Fund fails to qualify as a RIC.

In order to avoid a U.S. withholding tax of 30% with respect to certain U.S. investments, certain non-U.S. Portfolio Funds will be required to enter into an agreement with the U.S. Internal Revenue Service or comply with requirements in their jurisdiction of organization or operation to identify certain direct and indirect U.S. account holders or equity holders. See “U.S. Federal Income Tax Considerations.”

Investments in Non-Voting Stock. To avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Fund generally does not intend to own 5% or more of the voting securities of any Portfolio Fund. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Investment Manager. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of the Investment Company Act if an appropriate exemption were not available.

In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written waiver letter with the relevant Portfolio Fund pursuant to which the Fund automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Investment Manager also may waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Investment Manager as part of the investment process. When deciding to waive voting rights, the Investment Manager considers only the interests of the Fund and not the interests of the Investment Manager or those of its other clients. The Fund has not established specific written procedures relating to this process.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund will invest provide their shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Investment Manager considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Custody Risks of Investments in Portfolio Funds. The Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange or segregate these assets, as generally required of registered investment companies under SEC rules. It is anticipated that the

Portfolio Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as would be required for registered investment companies. It is possible that the bankruptcy of any such brokerage firm could have a greater adverse effect on the Portfolio Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies.

There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that the Portfolio Funds will be protected. In this regard, there is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use.

Ability to Invest Directly. An investor in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum net worth and initial investment requirements that may be substantially higher than those imposed by the Fund, may be able to invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a portion of the Fund’s management fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Fund as an investor in the Portfolio Funds.

Valuation Calculation Risk. The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will accept subscriptions, pay redemption proceeds and also calculate management fees on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund generally will not make any retroactive adjustment to its NAV, or to any amounts paid based on that NAV determination, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other shareholders. These adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders who had their shares repurchased prior to the adjustments and received their repurchase proceeds. As a result, to the extent that subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund reduce the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV per share lower than the adjusted amount. New shareholders, as well as shareholders purchasing additional shares, may be affected in a similar way because the same principles apply to the subscription for shares.

Investor Suitability Risk. An investment in the Fund is not suitable for all investors. Prospective investors in the Fund should review carefully the discussion of risks in this prospectus for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. The Fund is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could sustain a loss of a portion or all of their investment in the Fund.

In-Kind Distributions. The Fund anticipates that all distributions to shareholders will be made in cash. A Fund may, in certain circumstances and subject to applicable law, pay distributions proceeds in-kind. In-kind distributions may be in any form determined by the Investment Manager to be equitable under the circumstances, including, without limitation, the distribution of Portfolio Fund interests or the distribution of interests in a special purpose vehicle established for the purpose of liquidating the specific investments. The costs and expenses attributable to such method will be allocated among shareholders as determined by the Board of Trustees. In-kind distributions remain at market risk until sold and shareholders may incur brokerage costs and may be subject to tax when such securities are converted to cash. In-kind distributions may be in the form of illiquid securities and therefore may be subject to additional risks including being impossible or difficult to sell.

Effect of Additional Subscriptions. The Fund will accept additional subscriptions for its shares, and such subscriptions will dilute the interest of existing shareholders, which could have an adverse impact on shareholders.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. Subject to applicable law, the Board of Trustees may authorize the Fund to repurchase the shares held by a shareholder or other person acquiring shares from or through a shareholder if, among other situations:

•	the shares have been transferred in violation of the Fund’s policies;

•

ownership of the shares by a shareholder or other person likely will cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the shares by the shareholder or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

•	any of the representations and warranties made by the shareholder or other person in connection with the acquisition of the shares was not true when made or has ceased to be true.

An effect of these provisions may be to deprive an investor of an opportunity for a return even though other investors might enjoy such a return.

Lending of Portfolio Securities. To the extent the Fund invests directly in securities other than interests in Portfolio Funds, the Fund’s Board of Trustees may, in its discretion, authorize the Fund to lend its portfolio securities to broker-dealers or institutional investors that the Investment Manager deems qualified. Lending securities enables the lender to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the lender’s portfolio securities generally must maintain acceptable collateral in an amount, marked-to-market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral normally is limited to cash, U.S. Government securities and irrevocable letters of credit. The lender may reinvest cash collateral in money market instruments or other cash and cash- equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. The investment of cash collateral involves investment risk. In the case of the Fund, in determining whether to lend securities to a particular broker-dealer or institutional investor, the Investment Manager will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Investment Manager to be in the Fund’s interest.

Other Risks

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty.

Even if an attractive investment opportunity is identified by a Portfolio Fund Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Increased Competition in Non-Traditional Asset Investments. In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement nontraditional asset investment strategies, including the strategies implemented by the Fund and the Portfolio Funds. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that the Fund may compete with other investment vehicles (including the Investment Manager’s proprietary or private funds and accounts), as well as investment and commercial banking firms, which may have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Fund.

Limits of Risk Disclosures

The above discussions of the various risks associated with the Portfolio Funds, the Fund and the shares are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Fund may change over time, an investment in the Fund may be subject to risk factors not described in this prospectus.

INVESTMENT RESTRICTIONS

The Fund’s investment objective is a non-fundamental policy, meaning it can be changed by the Board of Trustees of the Fund without the vote of shareholders. The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

In applying the investment restrictions and other policies described in this prospectus, other than for certain tax compliance monitoring and as described below under “Concentration,” the Fund will not “look through” to the investments and trading activity of the Portfolio Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this prospectus, will not constitute a deviation from the restriction or policy.

As a matter of fundamental policy, subject to (i) the Investment Company Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction (collectively, “Investment Company Act Provisions, Interpretations and Exemptions”), the Fund:

1.

May not make investments for the purpose of exercising control or management; provided that the Fund’s investment in Portfolio Funds employing an investment strategy that seeks to result in the control of an issuer will not be considered making an investment for the purpose of exercising control or management.

2.

May not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies (including Portfolio Funds) that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

3.	May not purchase and sell commodities except to the extent permitted by applicable Investment Company Act Provisions, Interpretations and Exemptions.

4.

May not issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by applicable Investment Company Act Provisions, Interpretations and Exemptions. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

5.	May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	May not make loans except to the extent permitted by applicable Investment Company Act Provisions, Interpretations and Exemptions.

7.

May not concentrate investments in an industry, as concentration may be defined by applicable Investment Company Act Provisions, Interpretations and Exemptions; provided that this policy does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to municipal securities. For purposes of this restriction, the Fund’s investments in Portfolio Funds are not deemed to be investments in an industry.

The following descriptions of the Investment Company Act and accompanying notations are intended to assist investors in understanding the above policies and restrictions. These descriptions and notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

Commodities. With respect to the fundamental policy relating to investments in commodities set out in number 3 above, the Investment Company Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Senior Securities and Borrowings. With respect to the fundamental policy relating to issuing senior securities and borrowing money set out in number 4 above, the Investment Company Act restricts the ability of a closed-end investment company from issuing senior securities or borrowing money. The Investment Company Act, however, permits (among other things) the Fund to borrow money subject to initial asset coverage requirements, and to borrow up to an additional 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) Certain trading practices and investments, such as reverse repurchase agreements or derivatives, may be considered to be borrowings or involve leverage and thus may be subject to Investment Company Act restrictions on borrowings or the issuance of senior securities. In accordance with guidance and interpretations of the SEC and its staff, the policy in number 4 above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowings, involve leverage or the issuance of senior securities to the extent permitted by the Investment Company Act (or guidance or interpretations of the Investment Company Act) and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act or guidance and interpretations of the SEC and its staff as necessary to avoid the issuance of a senior security. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Underwriting. With respect to the fundamental policy relating to underwriting securities set out in number 5 above, it is not believed that the application of the Securities Act would cause the Fund to be engaged in the business of underwriting. The policy in number 5 above, however, will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

Loans. With respect to the fundamental policy relating to lending set out in number 6 above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit investment companies from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Concentration. With respect to the fundamental policy relating to concentration set out in number 7 above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in number 7 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments (excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity) and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Additionally, the Fund’s investments in Portfolio Funds are not deemed to be investments in an industry. The Fund typically has little or no current visibility into the portfolios of the Portfolio Funds. The Portfolio Funds generally are not subject to concentration limits and have wide investment discretion. The Portfolio Funds may choose to concentrate in any industry and subsequently change their concentration policies at any time. The Fund makes reasonable efforts to obtain information regarding the holdings of the Portfolio Funds and to the extent the Fund receives information regarding the current holdings of the Portfolio Funds it will consider such holdings in applying its concentration policy. The Fund, however, may be concentrated in the securities of an industry to the extent that the Portfolio Funds concentrate their investment in that industry and the Fund is unable to obtain that information. The Fund also does not consider investment in issuers domiciled in a single jurisdiction or country to constitute concentration in an industry. For purposes of this concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with guidance and interpretive positions issued by the SEC or its staff.

TRUSTEES AND OFFICERS

The Fund’s Board of Trustees (the “Board” or “Trustees”) has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board will monitor and oversee the business affairs of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees who are not “interested persons” within the meaning of the Investment Company Act (the “Independent Trustees”) have retained independent legal counsel to assist them in connection with their duties.

Biographical Information

Certain biographical and other information relating to Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Investment Manager and its affiliates (“AB Advised Funds”) and any public Director/Trusteeships.

Biographical Information of the Trustees of the Fund

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE Beata D. Kirr^ 45 (2019)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2015. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets	19	Women Employed

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST FIVE YEARS
	divisions, from their New York, London and Chicago offices.
DISINTERESTED TRUSTEES Debra Perry# Chair of the Board 69 (2018)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/ Ferry International from 2008- present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken# 69 (2018)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; Associated Banc-Corp

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST FIVE YEARS
Jeffrey R. Holland# 54 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol# 66 (2018)	Founder and Editor, The Weekly Standard, from 1995- 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics in Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government and Defending Democracy Together, a nonprofit educational organization

Michelle McCloskey# 57 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST FIVE YEARS
Donald K. Peterson# 70 (2018)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA Bank, FSB

*	The address for each of the Fund’s Independent Trustees is c/o AllianceBernstein L.P., Attn: Legal and Compliance Dept., Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

^	Ms. Kirr is an “interested person,” as defined in the Investment Company Act, due to her position as a Senior Vice President of the Investment Manager.

#	Member of the Fund’s Audit Committee and Governance and Nominating Committee.

Biographical Information for Officers of the Fund

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Beata Kirr,^ 45	President and Chief Executive Officer	See biography above.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Stuart Davies, 50	Vice President

Senior Vice President and Co-Head of Custom

Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2015.

Vikas Kapoor, 48	Vice President	Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2015.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated beginning prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Investment Manager**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of the Transfer Agent,** with which he has been associated beginning prior to 2015.

Stephen M. Woetzel, 48	Controller	Senior Vice President of the Transfer Agent,** with which he has been associated beginning prior to 2015.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Investment Manager** beginning prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Investment Manager, ABI and the Transfer Agent are affiliates of the Fund.

^	Ms. Kirr became President of the Fund on April 1, 2020.

Share Ownership and Compensation

The following tables set forth the dollar range of equity securities beneficially owned, if any, by a Trustee in the Fund and each fund in the AB Advised Funds complex that is overseen by the Trustee as of December 31, 2019.

Name	Dollar Range of Shares in the Fund	Aggregate Dollar Ranges of Securities in AB Advised Funds Overseen by Trustee
Independent Trustees

Debra Perry	None	Over $100,000
R. Jay Gerken	None	Over $100,000
Jeffrey R. Holland	None	None
William Kristol	None	Over $100,000
Michelle McCloskey	None	None
Donald K. Peterson	None	Over $100,000

Name	Dollar Range of Shares in the Fund	Aggregate Dollar Ranges of Securities in AB Advised Funds Overseen by Trustee

Interested Trustee

Beata Kirr	None	Over $100,000

The following table sets forth the compensation paid by the Fund and by all registered AB Advised Funds to the Trustees for the year ended December 31, 2019.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation from the Fund and AB Advised Funds Paid to Each Independent Trustee
Bart Friedman(2)	$4,619	None	$220,000
R. Jay Gerken	$6,488	None	$240,000
Jeffrey R. Holland(3)	$3,046	None	$62,500
William Kristol	$5,953	None	$220,000
Michelle McCloskey(3)	$3,046	None	$62,500
Debra Perry	$7,605	None	$280,000
Donald K. Peterson	$6,358	None	$235,000

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and Trustees do not receive any pension or retirement benefits.

(2)	Mr. Friedman served as a Trustee until December 31, 2019.

(3)	Mr. Holland and Ms. McCloskey became Trustees of the Fund on September 1, 2019.

The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered “interested persons” of the Fund.

As of December 31, 2019, no Independent Trustee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Investment Manager or the Distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the Investment Company Act) the Investment Manager or the Distributor.

As of the date of this prospectus, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Board Structure and Role of the Board of Trustees

The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Investment Manager and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Trustees, acting at its scheduled meetings, or the Chairman acting between Board of Trustees meetings, regularly interacts with and receives reports from senior personnel of the Fund and its service providers.

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees. The Governance and Nominating Committee (the “Nominating Committee”), which is comprised of Independent Trustees, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at an annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such. In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Investment Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. In addition to his or her service as a Trustee of the Fund and certain other funds advised by the Investment Manager: Ms. Kirr has business, finance and investment management experience as Head of Private Client Core Asset Strategies of the Bernstein division of the Investment Manager (“Bernstein”); Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. McCloskey has investment management experience as a senior executive, including experience with alternative investment funds, and experience as a board member; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations. The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on such Trustees any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and Bylaws. The Board meets in-person periodically throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established two standing committees — the Audit Committee and the Nominating Committee — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

Each committee is comprised exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees comprised exclusively of Independent Trustees is appropriate because they believe it sets the proper tone for the relationships between the Fund, on the one hand, and the Investment Manager and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager or other service providers (depending on the nature of the risk) subject to supervision by the Investment Manager. The Board has charged the Investment Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Investment Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Investment Manager, as appropriate, regarding risks faced by the Fund and the Investment Manager’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

As noted above, the Board has two standing committees — an Audit Committee and the Nominating Committee. Each of the Committees is comprised solely of Independent Trustees and the members of the committees are identified above. Additional information about the committees is provided below.

Audit Committee. The principal responsibilities of the Audit Committee are oversight of the Fund’s financial reporting process and the appointment, compensation and oversight of the Fund’s independent registered public accounting firm. In this regard, the Audit Committee is responsible for meeting with the independent accountants and the Fund’s management to discuss the results of audits of the Fund’s financial statements and any matters of concern relating to such financial statements. The Board of Trustees of the Fund has adopted a written charter for the Audit Committee. The Audit Committee held two meetings during the Fund’s fiscal year ended March 31, 2020.

Nominating Committee. The principal functions of the Nominating Committee are to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Trustees. The Board of Trustees of the Fund has adopted a written charter for the Nominating Committee.

While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders or by Fund management, as it deems appropriate. Shareholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes, among other matters set forth in the Fund’s Bylaws, all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Trustees. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders. The Nominating Committee held four meetings during the Fund’s fiscal year ended March 31, 2020.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Investment Manager

AllianceBernstein L.P., a Delaware limited partnership, serves as the Fund’s investment manager and adviser and will provide investment advisory and certain administrative services to the Fund. The Investment Manager is registered as an investment adviser under the Advisers Act. The Investment Manager’s principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.

The Investment Manager is a leading global investment management firm supervising client accounts with assets as of June 30, 2020 totaling approximately $[    ] billion. The Investment Manager provides investment advisory services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Investment Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Investment Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Investment Manager and a 100% interest in AllianceBernstein Corporation, the general partner of the Investment Manager. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned less than 10% of the outstanding shares of common stock of Equitable and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Investment Manager (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the management agreement between the Fund and the Investment Manager (the “Management Agreement”). In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board of Trustees previously approved a new Management Agreement with the Investment Manager, and shareholders of the Fund subsequently approved the new Management Agreement. The new Management Agreement became effective on November 13, 2019.

Management Agreement

Pursuant to the Management Agreement, the Investment Manager provides investment advisory services to the Fund. The Management Agreement provides that, subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for management and oversight of the Fund’s portfolio. In consideration of the investment advisory services provided by the Investment Manager, the Fund pays the Investment Manager a monthly fee at the annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). Prior to November 1, 2018, the Fund paid a Management Fee at an annual rate of 1.50% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. The Management Fee is payable in arrears as of the last day of the subsequent month. In addition, from June 1, 2018 to October 31, 2018, the Investment Manager waived a portion of its Management Fee so that the Fund paid Management Fees at an annual rate of 1.00% of the Fund’s net assets (determined as described above). Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

For the fiscal years ended March 31, 2020, March 31, 2019 and March 31, 2018, the Fund paid the Investment Manager $10,182,135 (net of waivers), $12,046,665 (net of waivers) and $18,396,674 (net of waivers), respectively, in Management Fees under the Management Agreement. Under the fee waiver described in the preceding paragraph that was in place between June 1, 2018 and October 31, 2018, the Investment Manager waived its investment management fee from the Fund in the amount of $2,366,299. In addition, in connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $72,722 for the fiscal year ended March 31, 2019 and in the amount of $44,222 for the fiscal year ended March 31, 2020.

Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement is available in the Fund’s annual report for the fiscal year ended March 31, 2020.

The Subsidiary has entered into a separate management agreement with the Investment Manager, which is the investment manager for both the Subsidiary and the Fund, under which the Investment Manager provides investment management services and order placement facilities for the Subsidiary. The Subsidiary pays no separate management or other fees for these services, which are included in the management fee paid by the Fund. Under its Administrative Reimbursement Agreement with the Fund, however, the Investment Manager may be reimbursed by the Fund for certain administrative services that may involve the Subsidiary.

The Investment Manager complies with applicable provisions of the Section 15 of the Investment Company Act with respect to the investment advisory contracts for the Fund and the Subsidiary.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The day-to-day management of, and investment decisions for, the Fund are made by the Custom Alternative Solutions Group. The following table lists the individuals in that group with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Stuart Davies; since June 2017; Senior Vice President of the Investment Manager

Senior Vice President and Co-Head of Custom

Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2015.

Vikas Kapoor; since June 2017; Senior Vice President of the Investment Manager

Senior Vice President and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2015.

Compensation

The Investment Manager’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Investment Manager’s clients, including the Fund. The Investment Manager also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Investment Manager. On an annual basis, the Investment Manager endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors.

Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods.

Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Except as noted below, the portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Investment Manager emphasizes four behavioral competencies — relentlessness, ingenuity, team orientation and accountability — that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Investment Manager.

Conflicts of Interest

As an investment adviser and fiduciary, the Investment Manager owes its clients and shareholders an undivided duty of loyalty. The Investment Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Investment Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Investment Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Investment Manager own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Investment Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Investment Manager. The Investment Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Investment Manager. The Code also requires preclearance of all securities transactions (subject to certain exceptions, including transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Investment Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. These conflicts increase where, as here, an investment professional receives performance-based compensation from some accounts but not from others, or receives asset-based compensation from accounts with different advisory fees. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Investment Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Investment Manager routinely are required to select and allocate investment opportunities among accounts. The Investment Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to Portfolio Funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Investment Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Investment Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Investment Manager could share in investment gains.

Other Accounts Managed

The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the other funds and accounts shown in the table below. The following table provides information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The table provides the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of March 31, 2020 (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000’s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)
Stuart Davies	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	12	$1,304	None	None
	Other Accounts:	5	$779	None	None

Vikas Kapoor	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	12	$1,304	None	None
	Other Accounts:	5	$779	None	None

Beneficial Ownership of Securities.

Neither Mr. Davies nor Mr. Kapoor owned any securities of the Fund directly or indirectly as of March 31, 2020.

Performance of Similarly Managed Accounts

In addition to managing the Fund, the Investment Manager has substantial experience in managing discretionary accounts that have substantially the same investment policies and are managed in accordance with investment objectives that are substantially similar in substance and in accordance with substantially the same investment strategies as those applicable to the Fund (the “Similar Hedge Fund Accounts”). However, the Similar Hedge Fund Accounts are not subject to certain investment limitations, diversification and distribution requirements and other restrictions imposed under the Investment Company Act and the Internal Revenue Code to which the Fund, as a registered investment company, is subject and which, if applied to the Similar Hedge Fund Accounts, may have adversely affected their performance. Any such differences would not have had a material effect on the disclosed performance data, and do not alter the fact that each Similar Hedge Fund Account is managed in a manner that is substantially similar to the Fund.

Included below is performance data provided by the Investment Manager relating to all of the Similar Hedge Fund Accounts and the Fund (together, the “Similarly Managed Accounts”). The tables show annual returns of the Similarly Managed Accounts from October 1, 2010 through June 30, 2020. Most of the information in the tables is for periods during which the Fund’s prior portfolio managers managed the Similarly Managed Accounts. The Fund’s current portfolio managers joined the Investment Manager in September 2016 and, as of October 1, 2016, managed a single Similar Hedge Fund Account at the Investment Manager. The current portfolio managers assumed management of the Fund and other Similar Hedge Fund Accounts in June 2017.

Certain Similar Hedge Fund Accounts invest primarily in hedge funds that are partnerships organized under the laws of United States jurisdictions, while other Similar Hedge Fund Accounts invest primarily in PFICs as does the Fund. The Portfolio Fund Managers, however, will typically manage both U.S. partnerships and PFICs in a substantially similar manner and will normally include substantially similar investments in the portfolios of the U.S. Partnerships and PFICs. The Portfolio Funds structured as PFICs in which the Fund and certain Similar Hedge Fund Accounts invest normally have substantially the same investment policies and are managed by the Portfolio Fund Managers in accordance with investment objectives that are substantially similar in substance and in accordance with substantially the same investment strategies as the on-shore hedge funds that comprise the portfolios of the remaining Similar Hedge Fund Accounts. The primary reason for the difference in the organizational structure of the PFICs and the on-shore hedge funds is for the Portfolio Fund Managers to accommodate investors who are situated differently for tax purposes. Accordingly, the organizational structures of the underlying funds in which the Fund and the Similar Hedge Fund Accounts invest are not expected to produce materially different investment results.

The performance data is net of all fees and expenses charged to the Similarly Managed Accounts, calculated on a monthly basis, and reflects the deduction of the highest investment advisory fee and highest level of other expenses paid by any Similar Hedge Fund Account. The performance data has not been adjusted to reflect the fees payable by the Fund, which under certain circumstances may be higher than the fees imposed on certain Similar Hedge Fund Accounts. If the Fund’s expense structure was applied to the performance below, the performance below could be higher or lower as a result of the varying performance fees charged to the Similar Hedge Fund Accounts paying the highest investment advisory fee. While Similarly Managed Account performance is net of foreign withholding taxes, the performance data has not been adjusted for U.S. corporate or individual taxes, if any, payable by owners of the Similarly Managed Accounts.

The MSCI World Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components of government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The HFRI Fund of Funds Composite Index is an equal-weighted performance index that includes over 500 constituent funds of funds that report their monthly returns to Hedge Fund Research, Inc. and have at least $50 million under management or have been actively trading for at least twelve (12) months. The index performance is included to illustrate material economic and market factors that existed during the time period shown. The index reflects the deduction of the fees paid by the constituent funds of funds and the funds in which they invest (not the fees paid by the Fund). If the Fund were to purchase a portfolio of securities substantially identical to the securities held by the constituent funds of funds, the performance of the Fund would be reduced by the Fund’s expenses, including brokerage commissions, advisory fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Fund’s shareholders of income taxes.

The performance was not calculated pursuant to the methodology established by the SEC that is used to calculate the Fund’s performance. The use of a methodology different from that used to calculate performance could result in different performance data.

The following performance data is provided solely to illustrate the Investment Manager’s performance in managing the Similarly Managed Accounts as measured against the MSCI World Index, the Bloomberg Barclays US Aggregate Bond Index and the HFRI Fund of Funds Composite Index. The performance results shown below include all accounts that the Investment Manager considers to be substantially similar to the Fund. The performance of the Similarly Managed Accounts does not represent, and is not a substitute for, the performance of the Fund (which can be found in the “Financial Highlights” section of this prospectus), and you should not assume that the Fund will have the same future performance as the Similarly Managed Accounts. It is inappropriate and would be inaccurate for an investor to consider the Similarly Managed Accounts’ performance below as being indicative of the future performance of the Fund. The Investment Manager has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

Similarly Managed Accounts* Average Annual Total Returns

Similarly Managed Accounts and Benchmark	1 Year		3 Year		5 Year		Since Inception†
Similarly Managed Accounts	[	]%	[	]%	[	]%	[	]%
MSCI World Index	[	]%	[	]%	[	]%	[	]%
Bloomberg Barclays US Aggregate Bond Index	[	]%	[	]%	[	]%	[	]%
HFRI Fund of Funds Composite Index	[	]%	[	]%	[	]%	[	]%

†	The inception date is October 1, 2010.

Annual Returns — Similarly Managed Accounts (From October 1, 2010 to June 30, 2020)

	Annual	MSCI World Index	Bloomberg Barclays US Aggregate Bond Index	HFRI Fund of Funds Composite Index
2020**	%	%	%	%
2019	4.30%	27.67%	8.72%	8.39%
2018	(4.50)%	(8.71)%	0.01%	(4.02)%
2017	7.91%	22.40%	3.54%	7.77%
2016	0.75%	7.51%	2.65%	0.51%
2015	(3.43)%	(0.87)%	0.55%	(0.27)%
2014	3.14%	4.94%	5.97%	3.37%
2013	14.80%	26.68%	(2.02)%	8.96%
2012	10.91%	15.83%	4.21%	4.79%

	Annual	MSCI World Index	Bloomberg Barclays US Aggregate Bond Index	HFRI Fund of Funds Composite Index
2011	(4.25)%	(5.54)%	7.84%	(5.72)%
2010***	5.39%	8.95%	(1.30)%	3.62%

*

The performance of the Similarly Managed Accounts includes the Fund’s performance for the period from October 1, 2012 (commencement of Fund operations) through June 30, 2020. The Fund’s average annual total return for the one-year, three-year, five-year and since inception periods ended June 30, 2020 was [    ]%, [    ]%, [    ]% and [    ]% respectively.

**	For the period January 1, 2020 to June 30, 2020 (not annualized).

***	For the period from October 1, 2010 to December 31, 2010 (not annualized).

ADMINISTRATOR

The Fund has entered into an Administration Agreement with the Administrator. Pursuant to the terms of the Administration Agreement, the Administrator has agreed to act as administrator to the Fund and to provide accounting, NAV calculation and certain other administrative services to the Fund. The Administration Agreement will remain in effect until at least April 1, 2019 (subject to either party’s ability to terminate the agreement due to a material, uncured breach by the other party), and thereafter will automatically renew for successive one-year terms unless written notice of non-renewal is provided no later than ninety days prior to the expiration of the term. The services provided to the Fund by the Administrator under the Administration Agreement are separate from and in addition to the administrative services provided by the Investment Manager that are referenced above under “Investment Advisory and Management Arrangements — Management Agreement”.

The Administration Agreement provides that the Administrator will have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties under the Administration Agreement unless solely caused by or resulting from the negligence or willful misconduct of the Administrator, its officers and employees. The Administration Agreement further provides that the Administrator will not be liable for any loss or damage arising from causes beyond its control or for any special, indirect, incidental, punitive or consequential damages of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act under the Administration Agreement. In addition, the Administration Agreement provides that the Fund will indemnify the Administrator, under certain circumstances, from and against any loss, cost, damage and expense (including reasonable attorneys’ fees and expenses) incurred by the Administrator in connection with the performance of its duties under the Administration Agreement.

The Administrator may delegate to its affiliates any or all of its duties under the Administration Agreement. In providing services as an administrator, the Administrator does not act as guarantor or offeror of the shares of the Fund. The Administrator’s furnishing of its services does not constitute an endorsement or recommendation by the Administrator of an investment in the Fund. The Administrator is a service provider for the Fund and is not responsible for the preparation of this prospectus or the activities of the Investment Manager or the Portfolio Managers and therefore accepts no responsibility for any information contained in this prospectus.

The Subsidiary has entered into a separate Administration Agreement with the Administrator (the “Subsidiary Administration Agreement”) under which the Administrator provides to the Subsidiary accounting, NAV calculation and other administrative services comparable to those it provides to the Fund. The Subsidiary Administration Agreement and the Administration Agreement generally include comparable provisions relating to matters such as termination, liability and delegation of duties.

The Fund pays the Administrator a monthly fee for its accounting services at an annual rate of 0.05% of the first $150 million of the Fund’s net assets, 0.04% of the Fund’s net assets between $150 million and $300 million, 0.03% of the Fund’s net assets between $300 million and $600 million, and 0.025% of the Fund’s net assets in excess of $600 million, with a minimum monthly fee of $8,000. In addition, for certain services under the Administration Agreement other than accounting services, the Fund pays the Administrator an annual fee of $21,000 and a fee of $400 per Portfolio Fund transaction. For certain services under the Subsidiary Administration Agreement, the Subsidiary pays the Administrator an annual fee of $6,000, which are ultimately borne by the Fund. These fees are payable monthly in arrears. The Administrator is reimbursed by the Fund for all reasonable out-of-pocket expenses.

For the fiscal years ended March 31, 2020, March 31, 2019 and March 31, 2018, the Fund paid the Administrator (or an affiliate of the Administrator under a predecessor agreement) $359,053 (including amounts paid under the Subsidiary Administration Agreement), $378,871 (including amounts paid under the Subsidiary Administration Agreement) and $405,621, respectively, under the Administration Agreement.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with the Transfer Agent under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at 8000 IH 10 W, 4th Floor, San Antonio, TX 78230. It will be paid an annual fee of 0.02% of the monthly net assets of the Fund for providing transfer agency, dividend disbursing agency, tender offer agency and shareholder servicing support to the Fund. The Fund has also entered into a custody agreement with the Custodian under which the Custodian will provide the Fund with custodian services. The Custodian is also the custodian of the Subsidiary. The Custodian’s principal place of business is located at 2 Avenue de Lafayette, LCC/2, Boston, MA 02111. For its custody services, the Custodian is paid a monthly fee at an annual rate of 0.01% of the first $150 million of the Fund’s net assets, 0.0075% of the Fund’s net assets between $150 million and $300 million, and 0.0050% of the Fund’s net assets in excess of $300 million, with a minimum monthly fee of $1,500. In addition, the Custodian will be paid transaction-based fees relating to cash transactions and direct investments in securities other than Portfolio Funds.

DISTRIBUTORS AND SHAREHOLDER SERVICING ARRANGEMENTS

The Fund has entered into a non-exclusive Distribution Services Agreement with each of SCB and ABI, each an affiliate of the Investment Manager, to serve as distributors of the Fund. Each Distribution Services Agreement provides that the Distributor will use its best efforts to distribute Fund shares to Eligible Investors (as defined below). ABI is allowed to engage sub-distributors (each, a “Sub-Distributor”).

Under the terms of the Distribution Services Agreements, each Distributor has been engaged to distribute shares of the Fund and service shareholder accounts. ABI also is authorized to retain and compensate Sub- Distributors to provide ongoing distribution and sales support services as well as investor and shareholder services. Investor and shareholder services may include, but are not limited to, the establishment and maintenance of shareholder accounts; communicating periodically with shareholders and providing information to them about the Fund, the Fund’s shares, and tender offers; providing shareholders with account statements; receiving, aggregating and processing share purchases or tenders, processing distributions for shareholders, assisting in compulsory redemptions, and issuing reports and transaction confirmations to shareholders; and providing such other information and services as may be reasonably requested by the Fund. The Distribution Services Agreements do not call for any payments to be made to the Distributors or Sub-Distributors by the Fund, and the Fund currently does not make payments out of its own assets to any person for distribution services in connection with the sale of Fund shares. Any such payments made in the future will comply with the sales charge and compensation limitations in the rules administered by the Financial Industry Regulatory Authority, Inc. relating to open-end investment companies. However, ABI (or one of its affiliates) expects to pay from its own resources compensation to Sub-Distributors for distribution and/or ongoing investor servicing. In addition, the Investment Manager, in its discretion and from its own assets, may make payments to a Distributor or Sub- Distributors in respect of investments in the Fund by the Distributors’ or the Sub-Distributors’ customers.

Each Distributor is an affiliate of the Investment Manager. Each Distributor’s mailing address is 1345 Avenue of the Americas, New York, New York 10105.

PROXY VOTING POLICIES AND PROCEDURES

The Portfolio Funds in which the Fund invests generally issue non-voting securities. However, the Fund may, under some circumstances, receive proxies from certain Portfolio Funds and other issuers. The Board of Trustees has delegated to the Investment Manager authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting summarized in Appendix B to this prospectus. Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling (800) 227-4618, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

CODE OF ETHICS

The Fund’s Board of Trustees has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Code of Business Conduct and Ethics of the Investment Manager and the Distributor that was adopted by it in accordance with Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.

The codes of ethics are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

BROKERAGE TRANSACTIONS

Subject to policies established by the Board of Trustees, the Investment Manager is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage. Because the Investment Manager expects that most of the Fund’s purchases of securities will be made directly from the issuer (i.e., the Portfolio Funds), the Investment Manager expects to engage in transactions using a broker on a more limited basis. When engaging in brokerage transactions, the Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to seek to obtain best execution in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Investment Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Fund nor the Investment Manager has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Investment Manager for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Investment Manager, and therefore may have the effect of reducing the expenses of the Investment Manager in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Investment Manager probably does not reduce the overall expenses of the Investment Manager to any material extent.

The investment information provided to the Investment Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is designed to augment the Investment Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Investment Manager in carrying out its investment responsibilities with respect to all its client accounts.

Research services furnished by broker-dealers could be useful and of value to the Investment Manager in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Investment Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

Investment decisions for the Fund are made independently of those of other investment companies and other advisory accounts managed by the Investment Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Investment Manager, particularly when a security is suitable for the investment objectives of more than one such company or account. When two or more companies or accounts managed by the Investment Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts as to both amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Manager expects that each Portfolio Fund Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Investment Manager can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Investment Manager generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds may select brokers on a basis other than that outlined above and may receive services (other than research as described in the following paragraph) that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Investment Manager may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in a Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Investment Manager) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the Investment Company Act, an affiliate of the Investment Manager may effect brokerage transactions for a Portfolio Fund.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (including Portfolio Funds) for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund, although the Fund will generally not incur transaction costs in buying and selling Portfolio Funds. In addition, high portfolio turnover has certain tax consequences for shareholders. While the portfolio turnover rates of the Portfolio Funds may be very high, the Fund expects its portfolio turnover rate to be less than 100% (often substantially so) in any fiscal year.

NET ASSET VALUATION

The Fund will calculate its NAV as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M. Eastern time) on the last business day of each calendar month and such other dates as the Board of Trustees, upon advice from the Investment Manager, may determine in its discretion.

The NAV of the Fund equals the value of its assets, less all of its liabilities, including accrued fees and expenses. Expenses, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day NAV is calculated and taken into account for the purpose of determining NAV. The NAV per share equals the NAV of the Fund divided by the number of its outstanding shares. The Board of Trustees has approved procedures pursuant to which the Fund’s investments in Portfolio Funds are valued at fair value. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from a Portfolio Fund if its interest were redeemed at the time of valuation. In accordance with the valuation procedures, fair value of a Portfolio Fund as of each valuation time ordinarily is the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Fund’s valuation. In the unlikely event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, and any other relevant information available at the time the Fund values its portfolio, as described further below.

Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Trustees provide that the Investment Manager will review the valuations provided by the Portfolio Fund Managers of the Portfolio Funds, and will periodically review the valuation methodologies used by the Portfolio Funds, none of the Investment Manager, the Fund, or the Board of Trustees will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited). Accordingly, such valuations generally will be relied upon by the Fund even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Fund Manager’s compensation. Under the Fund’s valuation procedures, if the Fund, acting reasonably and in good faith, determines that a Portfolio Fund Manager cannot provide valuation of a Portfolio Fund or if the Fund determines that the valuation provided by a Portfolio Fund Manager does not represent the fair value of the Fund’s interest in a Portfolio Fund, the Fund may utilize any other reasonable valuation methodology to determine the fair value of the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Portfolio Fund, or whether to adjust such value to reflect a premium or discount to such NAV.

In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that the Investment Manager believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Fund by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Portfolio Fund. All fair valuation determinations will be made in good faith, and will be subject to the review and supervision of the Board of Trustees.

The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its total NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will accept subscriptions, pay redemption proceeds, and calculate Management Fees on the basis of net asset valuations determined using the best information available as of the valuation date. In the event that a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund generally will not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the tendering shareholders (if the valuations are revised upward) or the remaining shareholders (if the valuations are revised downward) will bear the risk of such revisions. A tendering shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders that had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders that had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders that previously had their shares repurchased at a NAV per share lower than the adjusted amount.

New shareholders, as well as shareholders purchasing additional shares, may be affected in a similar way because the same principles apply to the subscription for shares.

Although the Fund will normally invest primarily in Portfolio Funds, it expects to also make direct investments in securities and other financial instruments, including cash equivalents and short-term fixed-income securities. These investments will generally be valued at their current market values as determined in the following manner:

1.	open-end mutual funds are valued at the closing NAV per share and exchanged-traded funds and closed-end funds are valued at the closing market price per share;

2.

a security listed on a national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board of Trustees;

3.	a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

4.

a security traded on more than one exchange is valued in accordance with paragraphs (2) and (3) above by reference to the principal exchange (as determined by the Investment Manager) on which the security is traded;

5.

a listed or over the counter (“OTC”) put or call option is valued at the level midway between the current bid and asked prices (for options or futures contracts, see paragraph (6)). If neither a current bid nor a current ask price is available the Investment Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee of the Board of Trustees;

6.

an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

7.	a right is valued at the last traded price provided by approved pricing services;

8.

a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it may be valued at zero;

9.

U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceed 60 days. In instances in which amortized cost is utilized, the Investment Manager’s Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Investment Manager is responsible for monitoring any instances when a market price is not applied to a short-term security and will report any instances to the Valuation Committee for review;

10.

unless paragraph 9 above applies, a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Investment Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the price midway between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Investment Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

11.

a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Investment Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Investment Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

12.	bank loans are valued on the basis of bid prices provided by a pricing service;

13.

bridge loans are valued at par, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high- yield market and/or a significant change in the state of any particular issuer or issuers or bridge loans;

14.	residential and commercial mortgage loan pools are fair market priced by a pricing service;

15.	forward and spot currency pricing is provided by pricing services;

16.	a swap is valued by the Investment Manager utilizing various external sources to obtain inputs for variables in pricing models; and

17.	interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service.

Prices provided by a pricing service are not, and broker-dealer quotes may not be, actual bids or offers for the relevant securities.

If market values for any of these investments are not readily available or are unreliable, they will be valued at fair value under the Fund’s procedures as discussed above.

CONFLICTS OF INTEREST

General. The Fund and the Subsidiary are subject to a number of actual and potential conflicts of interest involving the Investment Manager and its affiliates (collectively, the “AB Group”) and the AB Group is subject to a range of conflicts of interest in its management of the Fund and other accounts. While the potential for conflicts of interest is inherent to the relationships among the AB Group and the entities, including the Fund and the Subsidiary, it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund or the Subsidiary.

In addition to the conflicts of interest that may arise from the trading activities of the Portfolio Managers and other Investment Manager personnel servicing the Fund and the Subsidiary (as described under “Investment Advisory and Management Arrangements — The Portfolio Managers — Conflicts of Interest”), the Investment Manager and its affiliates included in the AB Group may be subject to additional conflicts of interest in its management of the Fund, the Subsidiary and other accounts. The Fund and the Subsidiary may also experience conflicts of interest arising from actions taken by the Portfolio Fund Managers. A summary of certain of these conflicts is provided below.

Investment Manager. The Fund is expected to be sold to, among others, investment advisory clients of the Bernstein division of the Investment Manager. Because the Investment Manager receives fees based on the amount of assets invested in the Fund, the Investment Manager has an interest in having its clients invest in the Fund. Additionally, Fund shares are not redeemable by investors but may be subject to periodic repurchases by the Fund made, in part, on the recommendation of the Investment Manager. The Investment Manager has a conflict of interest in determining whether to recommend that the Fund repurchase its shares.

Conflicts of Interest Involving the AB Group

AB Group Advisory Accounts. The AB Group manages a number of different accounts, including other investment funds, for which investing in Portfolio Funds may be desirable and consistent with their investment objectives and policies. In addition, the AB Group and its employees may wish to invest their own assets in Portfolio Funds. Accordingly, the Fund may invest in Portfolio Funds in which another account has already invested, is seeking to invest contemporaneously with the Fund, or is expected to invest. However, Portfolio Fund Managers may limit the size or number of investors in Portfolio Funds or the amount of assets that they manage. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest or may otherwise limit access.

Portfolio Fund Managers may also limit withdrawal opportunities (for instance, through the imposition of a gate). It is possible that a withdrawal request by another account managed by the AB Group could cause a Portfolio Fund Manager to impose a gate or suspend withdrawals, which may negatively affect the ability of the Fund to withdraw its investment. Consequently, if the Investment Manager is required in its Portfolio Fund selections to allocate availability among the Fund and the other accounts it manages it may have a conflict of interest in doing so. Certain of the other accounts managed by the AB Group pay members of the AB Group (including the Investment Manager) performance-based compensation, which could create an incentive for the Investment Manager or other members of the AB Group to favor those investment funds or accounts over the Fund.

The Investment Manager will allocate limited Portfolio Fund capacity and limited withdrawal opportunities in a manner that it considers to be fair, reasonable and equitable in accordance with the AB Group’s allocation policies and procedures. In certain cases, these policies result in allocations based on the size of each advisory client’s account, but in other cases the allocations could reflect numerous other factors based upon the AB Group’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each account. The AB Group seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described above may result in allocations in which certain accounts receive an allocation when other accounts do not.

Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund or the Portfolio Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

The Investment Manager and other members of the AB Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Any such policies and procedures will necessarily have limited impact with respect to transactions by Portfolio Funds, as the Investment Manager will not generally have knowledge of the decisions made or strategies used for a Portfolio Fund at the time such decisions are made or strategies are used. The Investment Manager and other members of the AB Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund or a Portfolio Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund or the Portfolio Funds. One or more members of the AB Group may also be participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund or a Portfolio Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund or a Portfolio Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s or a Portfolio Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The Investment Manager will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Investment Manager and its affiliates, including members of the AB Group, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As noted above, the Investment Manager currently manages accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Investment Manager will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Investment Manager and the AB Group. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their other accounts.

The Investment Manager and the AB Group and their clients may pursue or enforce rights with respect to an issuer in which the Fund or a Portfolio Fund has invested, and those activities may have an adverse effect on the Fund or the Portfolio Fund. As a result, prices, availability, liquidity and terms of the Fund’s or Portfolio Fund’s investments may be negatively impacted by the activities of the Investment Manager and the AB Group or their clients, and transactions for the Fund or Portfolio Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Investment Information. The Investment Manager will have access to information that shareholders do not have and will be entitled to receive information regarding the Fund and its activities, including, without limitation, information relating to the Portfolio Funds’ and the Fund’s portfolio, subscriptions, withdrawals and other information. Under certain circumstances, however, allowing AB Group personnel to act upon such information might conflict with the AB Group’s duties to investors in the Fund or otherwise conflict with legal or regulatory obligations applicable to the AB Group’s business. In such event, the Investment Manager might not be permitted to utilize such information in connection with its management of the Fund or might be restricted from taking actions on behalf of the Fund with respect to its investments.

In connection with its management of the Fund, the Investment Manager may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more members of the AB Group. The Investment Manager will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with these analyses and models. In addition, neither the Investment Manager nor members of the AB Group will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Manager will have access to all information held by other members of the AB Group for the purpose of managing the Fund. The proprietary activities or portfolio strategies of members of the AB Group or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Manager in managing the Fund.

The Investment Manager has adopted compliance policies and procedures reasonably designed to ensure that all of the activities of the Fund are in compliance with applicable law and regulations. Such policies and procedures will seek to ensure that neither the Investment Manager nor its employees and affiliates will use information regarding investment transactions of the Fund or the Portfolio Funds for any personal or other advantage to the detriment of the Fund.

Other AB Group Relationships and Activities. The Investment Manager may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund of which customers of members of the AB Group, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In these cases, the party’s interests in the transaction will be adverse to the interests of the Fund, and due to the customer relationship, the Investment Manager may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of investments by the Fund may enhance the profitability of members of the AB Group. One or more members of the AB Group may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund or a Portfolio Fund invests or which may be based on the performance of the Fund. The Fund or a Portfolio Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more members of the AB Group and may also enter into transactions with other clients of a member of the AB Group where those other clients have interests adverse to those of the Fund. At times, these activities may cause departments of members of the AB Group to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with members of the AB Group on an arms-length basis.

Subject to applicable law, members of the AB Group (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with any service to the Fund or a Portfolio Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by members of the AB Group of any such fees or other amounts. When a member of the AB Group acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund or a Portfolio Fund, that person may take commercial steps in its own interests, which may have an adverse effect on the Fund or a Portfolio Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Investment Manager nor the members of the AB Group will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Investment Manager or members of the AB Group in evaluating the Fund’s creditworthiness.

The Investment Manager and the AB Group, their personnel and other financial service providers have interests in promoting sales of the Fund. The remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. Members of the AB Group and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders.

Members of the AB Group and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to members of the AB Group resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other services or products.

To the extent permitted by applicable law, the Investment Manager and the AB Group may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) periodically to promote the Fund and/ or other products. Such payments would be made out of the Investment Manager’s or a member of the AB Group’s assets, or amounts payable to the Investment Manager, rather than as a separately identified charge to the Fund (such as a distribution and shareholder servicing fee). These payments may compensate Intermediaries for, among other things: marketing the Fund and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Manager or the AB Group may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.

The payments made by the Investment Manager or the AB Group may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by an the Investment Manager or affiliate of the Investment Manager. In connection with any such investments, the Fund would pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

Business relationships may exist between the Investment Manager and its affiliates, on the one hand, and the Portfolio Fund Managers and affiliates of the Portfolio Funds, on the other hand, other than as a result of the Fund’s investment in the Portfolio Funds. For instance, the Distributor may provide research, brokerage or other services to a Portfolio Fund Manager, or individuals associated with Portfolio Fund Managers may be clients of the Bernstein division of the Investment Manager. As a result of these existing business relationships, the Investment Manager may face a conflict of interest acting on behalf of the Fund and its shareholders.

Present and future activities of members of the AB Group, including the Investment Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

While the Investment Manager will attempt to identify and address conflicts of interest in its investment assessments, there can be no assurance that all such conflicts will be identified or addressed or that such conflicts will not negatively impact the Fund.

Conflicts of Interest Involving the Portfolio Fund Managers

Many of the potential conflicts of interest described above may also apply to Portfolio Fund Managers.

Each Portfolio Fund Manager and its principals are entitled to engage in other activities, including managing other discretionary accounts and investment funds. Accordingly, conflicts may arise with respect to the time and resources that a Portfolio Fund Manager and its principals devote to a Portfolio Fund, allocation of investment opportunities between a Portfolio Fund and other accounts managed by a Portfolio Fund Manager, or actions between a Portfolio Fund Manager and its affiliates on behalf of a Portfolio Fund.

Conflicts of interest may arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Fund Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Funds. The Portfolio Fund Managers may give advice and recommend securities to, or buy or sell securities for, Portfolio Funds, which advice, recommendation, purchase or sale may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Portfolio Funds.

Market quotations regarding certain investments by Portfolio Funds may not always be available. In such cases, valuations of such Portfolio Funds’ investments may be made by the applicable Portfolio Fund Manager in its sole discretion. The Portfolio Fund Managers will have a conflict of interest in making such valuations, because such valuations will affect the Portfolio Fund’s NAV and, consequently, the incentive compensation and the amount of management fees that such Portfolio Fund Manager receives for its services.

SUBSCRIPTIONS FOR SHARES

Shares are offered at their NAV. The minimum initial investment of each investor is $20,000, and the minimum additional investment (excluding reinvestment of distributions) is $5,000. Shares are intended for sale only to investors that meet all requirements to invest in the Fund. See “Eligible Investors.” The Fund intends to accept subscriptions for shares as of each Subscription Date (the first business day of each calendar month), except that the Fund may offer shares more frequently as determined by the Board of Trustees. In order to subscribe for shares, an investor’s completed subscription agreement must be returned by the investor (or its financial advisor) to the Transfer Agent in good order, no later than the Agreement Deadline (the 15th calendar day of the month preceding the investment). Funds with respect to any subscription must be received by the Transfer Agent or held in an account with the Distributor over which the Investment Manager has discretion no later than the Funding Deadline (the 23rd calendar day of such month or, if such day is not a business day, the immediately preceding business day). In the case of funds in an account with the Distributor, such funds may take the form of securities having a value at least equal to the subscription amount.

An existing shareholder generally may subscribe for additional shares by completing an additional subscription agreement by the Agreement Deadline and funding such amount by the Funding Deadline. Monies held by the Transfer Agent will not bear interest. (However, investors who are clients of the Bernstein division of the Investment Manager may be paid interest by the Distributor on monies held in their investment advisory accounts pending investment in the Fund.) The Fund reserves the right to reject any subscription for shares, and the Fund may, in its sole discretion, suspend subscriptions for shares at any time. Because funds transmitted for a subscription may not bear interest and will not participate in the performance of the Fund prior to the Subscription Date, investors may wish to consider the timing of their subscription and discuss with their advisor the potential disadvantages of submitting a subscription at a time substantially prior to a Funding Deadline.

Although an investor must submit its subscription for shares and transmit the funds for the subscription prior to the Subscription Date (as described above), the Fund will not issue the shares subscribed for (and an investor will not become a shareholder of the shares) until the applicable Subscription Date (i.e., the first business day of the relevant calendar month).

An investor’s subscription for shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the shares in a tender offer. See “Redemptions, Repurchases and Transfer Restrictions” below. The Board of Trustees may, in its discretion, cause the Fund to repurchase a shareholder’s entire interest in the Fund (i.e., all shares held by the shareholder) if the shareholder’s interest in the Fund as a result of repurchase or transfer requests by the shareholder is less than $20,000 (or any lower amount set by the Board of Trustees).

Although the Fund may accept contributions of securities in the sole discretion of the Board of Trustees, the Fund has no intention at present of doing so. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

After acceptance of their investment in the Fund, investors must hold the shares through the Distributor of the Fund or certain authorized brokers and/or financial institutions (“Authorized Intermediaries”) that have arrangements with the Distributor. The investor may not transfer their shares to another broker and/or financial institution that has not entered into an arrangement with the Distributor. There will be no share certificates issued by the Fund.

WHO SHOULD INVEST

The Fund is designed for investors who meet the criteria for eligibility, are seeking long-term capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets, and will be subject to substantial restrictions on transfer. Investors must meet the eligibility requirements set forth on Appendix A, which generally limit the sale of shares to those investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. A prospective investor should read this prospectus in its entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

ELIGIBLE INVESTORS

The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act.

Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board of Trustees.

Investors eligible to subscribe for shares of the Fund (referred to in this prospectus as “Eligible Investors”) are investors who are “accredited investors” as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (exclusive of their primary residence); or entities not formed for the specific purpose of acquiring the securities offered having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors).

Existing shareholders subscribing for additional shares must be Eligible Investors at the time of each additional subscription. The qualifications necessary for an investor to be an Eligible Investor are described in more detail in Appendix A to this prospectus.

In addition, the Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Distributor of the Fund, the Fund will only accept investments from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

REDEMPTIONS, REPURCHASES AND TRANSFER RESTRICTIONS

No Right of Redemption

As a closed-end management investment company, the Fund differs from open-end management investment companies (e.g., mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

Repurchases of Shares

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Investment Manager as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept such a recommendation, the Board of Trustees may consider the following factors, among others:

•	whether any shareholders have requested to tender shares to the Fund;

•	the Investment Manager’s assessment of shareholder liquidity needs and optimal asset allocations (including those of the Investment Manager’s investment advisory clients);

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Portfolio Funds);

•	the investment activities, any asset segregation obligations and reserve requirements of the Fund;

•	the history of the Fund in repurchasing shares;

•	the availability of information as to the value of the Fund’s interests in underlying Portfolio Funds and other assets;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

•	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders (which notice may be provided through publication in a newspaper of national circulation) describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund may repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 10% of its outstanding shares and receives tenders for 20% of its outstanding shares in the aggregate, the Fund may repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

Although amounts required to be paid by the Fund to repurchase tendered shares from shareholders will generally be paid in cash, the Fund may, in its discretion, pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund expects not to distribute securities in kind except in limited circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, or if the Fund receives an in-kind distribution from a Portfolio Fund of transferable securities that the Fund cannot liquidate itself prior to making the distribution. The Fund may be limited in its ability to make an in-kind distribution by the Investment Company Act and will only engage in in-kind distributions to the extent permitted by applicable law or any exemptive or other relief obtained from the SEC or its staff. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities will be valued in accordance with procedures adopted by the Board of Trustees and will be distributed to all tendering shareholders on a proportional basis. The Fund has entered into the Credit Agreement pursuant to which the Fund may borrow money, including in connection with its repurchase offers. See “Investment Strategy — Borrowings.” The Fund is not required to borrow money to fund repurchases and may choose not to do so. Furthermore, there can be no assurance that the Credit Agreement will be extended beyond its current termination date of October 23, 2020.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation. The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”).

In light of liquidity constraints associated with investments in Portfolio Funds and the possibility that the Fund may have to effect withdrawals from those Portfolio Funds to pay for shares being repurchased, the Fund expects to employ the following repurchase procedures:

•

A shareholder choosing to tender shares for repurchase must provide notice of their tender of shares to the Fund, in the form stated in the repurchase offer, by the notice date. The notice date generally will be the 23rd calendar day of the third month prior to that containing the date as of which shares are to be repurchased. Shares or portions of them will be valued as of the “valuation date”, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the notice date for a repurchase offer having a December 31st valuation date would be September 23rd.

•

Promptly after the valuation date, the Fund will issue to the Transfer Agent, with respect to the shares (or portion of them) that have been accepted for repurchase, a promissory note, entitling the tendering shareholders to be paid an amount equal to the value, determined as of the valuation date, of the repurchased shares. The promissory note will be non-interest bearing and non-transferable.

•

Payment under the promissory note will be made by the Fund approximately 45 days following the valuation date (i.e., payment for shares accepted by the Fund for a December 31st valuation date will be paid by approximately February 14th). If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares and the balance due will be paid promptly after completion of the Fund’s audit.

The Board of Trustees may, pursuant to its discretion, decide to modify, postpone or suspend repurchase offers. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

The Investment Manager or its affiliates may own a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund on the same terms as any other shareholder. Therefore, because each repurchase offer will be limited to a specified percentage of the Fund’s outstanding shares, other tendering shareholders could have a smaller portion of their shares repurchased by the Fund as a result of tenders by the Investment Manager or its affiliates than would have been the case absent such tenders.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Investment Manager intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of its shares may be required to maintain a minimum investment in the Fund of at least $20,000 (or any lower amount set by the Board of Trustees) after giving effect to the repurchase. If a shareholder tenders an amount that would cause its holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained or to repurchase the shareholder’s entire interest in the Fund.

The Fund will assume all fees and expenses related to the process of a repurchase of shares. These fees and expenses include, but are not limited to, legal fees, filing fees, publication fees, and printing and mailing costs of tender offer documentation.

Compulsory Repurchases

The Fund may repurchase the shares, or any portion of them, held by a shareholder or any person acquiring shares from or through a shareholder compulsorily (a “Compulsory Repurchase”). Pursuant to the Declaration of Trust, the Board of Trustees has the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. The Board of Trustees may determine to compulsorily redeem a shareholder’s shares if it determines, in its sole discretion, that:

•	the shares have been transferred in violation of the Declaration of Trust or Bylaws;

•

ownership of the shares by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true.

Any Compulsory Repurchase for less than all of the shares of the Fund shall be made in such a manner as will not discriminate unfairly against any holder of the shares. In the event that the Board of Trustees determines that the Fund should, without the consent of the shareholder, repurchase the shares of such shareholder, or any person acquiring shares from or through the shareholder, such repurchases will be subject to the following repurchase mechanism unless otherwise determined by the Board of Trustees:

•

shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the last business day of the month in which the Fund intends to repurchase the shares);

•

promptly after the Board of Trustees determines that the Fund should repurchase the shares of a shareholder, or any person acquiring shares from or through a shareholder, pursuant to the authority granted in the Declaration of Trust or Bylaws, the Fund will give to such person whose shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the shares and the expected Compulsory Repurchase Valuation Date for such shares;

•

promptly after the Compulsory Repurchase Valuation Date, the Fund will issue to the Transfer Agent a promissory note (the “Compulsory Repurchase Promissory Note”) with respect to the shares of the Compulsory Repurchased Shareholder, entitling the Compulsorily Repurchased Shareholder to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased shares; and

•

the Compulsory Repurchase Promissory Note will be non-interest bearing and nontransferable. Payment in respect of the Compulsory Repurchase Promissory Note will be made as of the later of (i) a period of within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.

Transfer Restrictions

There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. Shares are transferable only in limited circumstances as described below, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred (including any pledge or assignment of shares) only:

•	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

•	with the written consent of the Fund, which may be withheld in the sole discretion of the Board of Trustees or its delegate.

Notice to the Fund of any proposed transfer of shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances)

be an Eligible Investor. Notice of a proposed transfer of shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Fund generally will not consent to a transfer of shares by a shareholder if, after the transfer of the shares, the balance of the account of any transferee or the transferor would be less than $20,000 (or any lower amount set by the Board of Trustees). In addition, any shares transferred by operation of law so that the balance of the account of any transferee or the transferor is less than $20,000 (or any lower amount set by the Board of Trustees) will be subject to repurchase by the Fund. A shareholder transferring shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or the Transfer Agent in connection with the transfer. In connection with any request to transfer shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on the shares at any time.

In subscribing for shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Investment Manager and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, Bylaws or policies adopted by the Board of Trustees or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Unless otherwise indicated, references in the following discussion of the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in the Portfolio Funds.

The Fund

The Fund intends to qualify to be treated as a RIC under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”; and (b) meet the Code’s asset diversification test, which requires that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies.

U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. A “qualified publicly traded partnership” is a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof); (ii) that derives less than 90% of its annual income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (iii) that has met the gross income requirements under Code Section 7704(c)(2) such that it will be treated for tax purposes as a partnership.

For purposes of the Fund meeting its 90% gross income test, income derived by the Portfolio Funds classified as partnerships for U.S. tax purposes will be treated as qualifying income in the hands of the Fund to the extent such income is attributable to items of income of the Portfolio Funds which would be qualified income if realized directly by the Fund. Furthermore, the Fund may be viewed as owning a proportionate share of each of such Portfolio Funds’ assets for purposes of meeting the diversification requirement.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For these purposes, with respect to a Portfolio Fund classified as a partnership for U.S. tax purposes, the Fund must take into account its share of such Portfolio Fund’s items of income, gain, loss and deduction as of the fiscal year end of the Portfolio Fund. The Fund will attempt to pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax although there is no guarantee that it will in fact avoid the application of such tax. The Fund’s ability to avoid the application of such tax requires significant support and information from such underlying Portfolio Funds, which may not be forthcoming or may be inaccurate or untimely.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a RIC under Subchapter M of the Code, as well as to avoid the imposition of income and excise taxes, requires significant support and information from the underlying Portfolio Funds, which may not be forthcoming or may be inaccurate or untimely.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Swap payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects or is required to accrue such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities or redeeming from Portfolio Funds at times that it might not otherwise be desirable to do so or that may make the Fund subject to otherwise avoidable redemption fees or by borrowing the necessary cash, thereby incurring interest expenses. In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as (i) the sum of the Fund’s excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Treatment of Portfolio Funds that are PFICs. When the Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. A substantial portion, or all, of the Portfolio Funds may be PFICs at any given time. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016 specify that inclusions of income from a qualified electing fund that are derived with respect to the Fund’s business of investing in stocks, securities, or currencies will be treated as qualifying income to the Fund for the purposes of the 90% gross income test where the qualified electing fund does not make distributions out of earnings and profits for the taxable year.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (“IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize taxable income substantially in excess of any distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

All or a substantial portion of the Portfolio Funds and other Fund investments may be PFICs. Such distribution requirements may cause the Fund to sell or transfer its assets including Portfolio Funds or to redeem from its portfolio potentially at disadvantageous times or subject to redemption fees or other penalties for redemptions, and cause the Fund to borrow and incur borrowing and interest expenses, which may significantly and negatively impact shareholder returns. Because a Portfolio Fund may have minimum notice periods or other prohibitions or restrictions on transfers or redemptions or because the Fund may be unable to borrow sufficiently or on a timely basis, meeting the excise tax distribution requirements or the minimum distribution requirements for RIC qualification may not be satisfied in any given year, which may significantly and negatively impact shareholder returns.

The Fund will endeavor to make the appropriate tax elections possible and to take additional steps to mitigate the effect of these rules.

Fund’s Investment in the Subsidiary. The Subsidiary will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. The Fund will be subject to the distribution requirements described above on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year. The Fund anticipates treating the income and gain generated from its investments in the Subsidiary as “qualifying income” for RIC qualification purposes. The Fund has not requested a private letter ruling from the IRS on the treatment of income with respect to the Subsidiary, but the Fund will rely on a legal opinion from Willkie Farr & Gallagher LLP, based on customary representations, that income derived from the Subsidiary should be treated as qualifying income. In addition, final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016 provide that inclusions of income from the Subsidiary that are derived with respect to the Fund’s business of investing in stocks, securities, or currencies will be treated as qualifying income where the Subsidiary does not make distributions out of earnings and profits for the taxable year. However, in the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund may treat such income and gain as “qualifying income,” the Fund would likely need to change its investment strategies or operations, which could reduce the Fund’s ability to gain investment exposure to commodities or otherwise adversely affect the Fund.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from taxable U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. Dividend income will not be treated as qualified dividend income unless the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Fund from a real estate investment trust (“REIT”) or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by the Fund that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex- dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (d) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.

Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare contribution tax is imposed on taxable net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax- exempt interest dividends, or upon the sale or other disposition of shares of the Fund. However, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, Fund distributions to a non-U.S. shareholder attributable to gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout such person’s holding period for the redeemed shares (or, if shorter, the previous five years) may be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

A 30% withholding tax is imposed on dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

BENEFIT PLAN INVESTOR CONSIDERATIONS

The Fund may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as corporate pension plans (each, an “ERISA Plan”); plans and accounts subject to Section 4975 of the Code, such as individual retirement accounts (“IRAs”) and Keogh plans (each, a “Tax-Qualified Plan”); and entities the underlying assets of which include “plan assets” subject to ERISA (together with ERISA Plans and Tax-Qualified Plans, “Benefit Plan Investors”). The Fund may also accept investments from plans, arrangements, and accounts subject to provisions of federal, state, local, or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code (“Similar Laws”), such as foreign pension plans, governmental plans, and certain church plans (together with Benefit Plan Investors, “Plans”). Under current law, because the Fund is a registered investment company under the Investment Company Act, it is anticipated that the Fund’s assets will not be deemed “plan assets” for purposes of ERISA.

Plans and persons who are fiduciaries with respect to Plans should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

Title I of ERISA imposes general and specific responsibilities on a person who is a “fiduciary” for purposes of ERISA with respect to an ERISA Plan, including the requirement to discharge one’s duties toward such ERISA Plan with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of such ERISA Plan should give appropriate consideration to those facts and circumstances that, given the scope of his investment duties, the fiduciary knows or should know are relevant to an investment in the Fund, including the role the investment in the Fund plays in that portion of the ERISA Plan’s investment portfolio with respect to which such fiduciary has investment duties. Under Title I of ERISA and the regulations promulgated by the U.S. Department of Labor (the “DOL”), the fiduciary of an ERISA Plan should consider the following factors in addition to any other factors determined to be relevant for considering whether to invest in the Fund: (1) the role that the investment plays in the ERISA Plan’s portfolio, taking into account whether the investment is designed reasonably to further the ERISA Plan’s purposes; (2) the risk and return factors associated with the investment; (3) the ERISA Plan’s investment portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan; (4) the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives; (5) whether the investment is in accordance with the ERISA Plan’s documents; and (6) whether the investment is prudent. Specifically, plan fiduciaries should understand the illiquid nature of an investment in the Fund. It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, shares will be subject to substantial restrictions on transfer, and although the Fund intends to offer to repurchase shares periodically, at the sole discretion of the Board of Trustees, no assurance can be given that these repurchases will occur on a regular basis or at all or that all of a shareholder’s shares will be purchased in any offer to repurchase. Accordingly, plan fiduciaries should review both anticipated and unanticipated liquidity needs for their respective plans, particularly those for a participant’s termination of employment, retirement, death, or disability, or a plan termination.

If a fiduciary of an ERISA Plan breaches his fiduciary duties under ERISA, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of the breach.

The management of assets of ERISA Plans and Tax-Qualified Plans (i.e., “plan assets”) is generally subject to the fiduciary duty provisions of Title I of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code; however, because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered “plan assets” of any Benefit Plan Investor investing in the Fund. For that reason, none of the Investment Manager, Portfolio Fund Managers, the Distributor, the Administrator, the Custodian and the Transfer Agent for the Fund will be a fiduciary with respect to Benefit Plan Investors within the meaning of ERISA solely as a result of their duties for the Fund.

The Fund will require the fiduciary of each ERISA Plan proposing to invest in the Fund to represent that each fiduciary is aware of and understands the Fund’s investment objective, policies and strategies, and understands that the decision to invest ERISA Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Benefit Plan Investors may currently maintain relationships with the Investment Manager, the Portfolio Fund Managers, the Distributor, the Administrator, the Custodian or the Transfer Agent, or with other entities that are affiliated with such a person. Each of the Investment Manager, the Portfolio Fund Managers, the Distributor, the Administrator, the Custodian and the Transfer Agent and their affiliates may be deemed to be a “party in interest” or “disqualified person” to a Benefit Plan Investor or a fiduciary of any Benefit Plan Investor to which it provides investment management, investment advisory or other services. ERISA and Section 4975 of the Code prohibit “plan assets” to be used for the benefit of a party in interest or a disqualified person and also prohibit an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Benefit Plan Investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or Section 4975 of the Code. A fiduciary of a Plan investing in the Fund may be required to represent that (1) the decision to invest in the Fund was made by it as a fiduciary that is independent of the Investment Manager, the Portfolio Fund Managers, the Distributor, the Administrator, the Custodian and the Transfer Agent and their respective affiliates; (2) the fiduciary is duly authorized to make such investment decision; (3) the fiduciary has not relied on any individualized advice or recommendation of the Investment Manager, a Portfolio Fund Manager, the Distributor, the Administrator, the Custodian or the Transfer Agent, or their respective affiliates to invest in the Fund; and (4) the Plan’s investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or similar prohibition under Similar Law.

Plans subject to Similar Laws may be limited in their ability to invest in the Fund unless they can satisfy the Investment Manager that their investment will not subject the Fund, the Investment Manager, or their affiliates to foreign, state, or other regulations.

With respect to those investors that are required to file a Form 5500 Annual Return/Report of Employee Benefit Plan, to the maximum extent permitted, the disclosure in the prospectus regarding the fees and expenses of the Fund, including the Management Fee paid to the Investment Manager, is intended to satisfy the alternative reporting options for “eligible indirect compensation” for purposes of Schedule C, in addition to serving the other purposes for which this prospectus has been prepared.

The provisions of ERISA, the Code, and Similar Laws are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this prospectus is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA, the Code, and Similar Laws of the acquisition and ownership of shares. Violations of the rules under ERISA, Section 4975 of the Code, and Similar Laws can result in various types of liabilities, including civil penalties and excise taxes, and with respect to Tax-Qualified Plans, the loss of such tax qualification. Because of the complexity of these rules, Plan fiduciaries are strongly encouraged to consult with their legal advisors prior to causing a Plan to invest in the Fund. Acceptance of subscriptions of any Plan is in no respect a representation by the Fund, the Investment Manager, or any other party that such investment meets the relevant legal requirements with respect to that Plan or that the investment is appropriate for such Plan. Each Plan fiduciary should consult with his own legal advisors as to the propriety of an investment in the Fund or the participation in an investment of the Fund in light of the specific requirements applicable to that Plan.

DISTRIBUTIONS

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s taxable income (including realized short-term gains), if any, earned during the year. Any long- term capital gains will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution in any calendar year if necessary to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her shares, with any distribution amounts exceeding such basis treated as capital gain. See “U.S. Federal Income Tax Considerations.”

Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any distribution from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities) or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of the payment. If the Fund pays any distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide shareholders with a notice in compliance with Rule 19a-1 under the Investment Company Act. Shareholders are encouraged to review such notices carefully. Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally prohibit multiple long-term capital gains distributions throughout the year (with certain exceptions).

AUTOMATIC REINVESTMENT PLAN

All distributions of income and capital gains are reinvested in additional shares of the Fund unless a shareholder elects to receive distributions in cash. The tax status of any distribution is the same regardless of whether or not the distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund. Additional shares issued to shareholders under the automatic reinvestment plan will be issued at their then current NAV.

The Fund reserves the right to suspend the automatic reinvestment of distributions at any time and to require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.

Additional information about the reinvestment of distributions may be obtained by calling (800) 221-5672.

ADDITIONAL INFORMATION REGARDING THE DECLARATION

OF TRUST AND BYLAWS

The following description of the terms of the Fund and its shares is only a summary. For a complete description, please refer to the Delaware Statutory Trust Act, and the Fund’s Declaration of Trust and Bylaws. The Declaration of Trust and Bylaws are filed with the SEC as exhibits to the Fund’s registration statement, of which this prospectus forms a part.

Title of Class	Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of March 31, 2020
Shares of Beneficial Interest Shares	Unlimited	0 Shares	85,156,260

General. The Declaration of Trust provides that the Fund may issue up to an unlimited number of shares, with a par value of $0.001 per share.

All of the shares offered by this prospectus will be duly authorized, fully paid and nonassessable.

Shareholders are entitled to receive distributions when authorized by the Board of Trustees and declared by the Fund out of assets legally available for the payment of distributions. Shareholders also are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class of the Fund.

Each outstanding share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trustees.

Number of Trustees; Vacancies. The Fund’s Declaration of Trust provides that the number of the Fund’s Trustees may be established only by the Board of Trustees but may not be fewer than one or more than fifteen.

Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, subject to any applicable requirements of the Investment Company Act and the terms of any class.

Removal of Trustees. The Fund’s Declaration of Trust provides that a trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Trustees. This provision, when coupled with the provision in the Fund’s Declaration of Trust authorizing only the Board of Trustees to fill vacant trustee positions (unless otherwise required by the Investment Company Act), precludes shareholders from removing incumbent trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with their own nominees.

Amendments to the Fund’s Declaration of Trust and Bylaws. The Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the Board of Trustees or a resolution adopted by a majority of the Board of Trustees and, if required by applicable law or the Declaration of Trust or the Bylaws, by approval of such amendment by the shareholders in accordance with the Declaration of Trust and Bylaws. Any such restatement or amendment of the Declaration of Trust shall be effective immediately upon execution and approval. The Bylaws may be amended, altered or repealed, or new Bylaws may be adopted only by the Trustees.

Classes of Shares. The Declaration of Trust permits the Board of Trustees to establish multiple classes of shares in the Fund, with each class having the relative rights and preferences set forth in the Declaration of Trust and the prospectus for such class, unless otherwise provided in the resolution or other document establishing the class. The shares offered through this prospectus represent the only class of Fund shares existing as of the date of this prospectus. Subject to any necessary regulatory approvals, additional classes of shares may be established and offered in the future. The establishment of additional classes is not expected to affect the rights and preferences of the class of shares offered in this prospectus.

Quorum. The Bylaws provide that the presence of shareholders entitled to cast forty percent (40%) of the shares entitled to vote on a matter, present in person or represented by proxy, constitutes a quorum unless applicable law provides otherwise. However, because the Bylaws may be amended by the Board of Trustees, the Board of Trustees has the power to specify another quorum requirement. The power to adjust the quorum requirement could enable the Board of Trustees to prevent some shareholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.

Calling of Meetings of Shareholders. The Bylaws provide that meetings of shareholders may be called as required by the Declaration of Trust and by the Board of Trustees. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Secretary of the Fund upon the written request of shareholders entitled to cast not less than fifty percent (50%) of all the votes entitled to be cast at such meeting. Annual meetings of shareholders of the Fund will not be held unless otherwise required by the Investment Company Act, the Declaration of Trust or the Bylaws.

REPORTS TO SHAREHOLDERS

The Fund will send to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the Investment Company Act. Shareholders will also have access to quarterly unaudited performance reports.

The Fund will furnish to shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. A Portfolio Fund Manager’s delay, however, in providing this information will delay the preparation by the Fund of tax information for investors, which will likely require shareholders to seek extensions of the time for filing their tax returns, or could delay the preparation of the Fund’s annual report.

TERM

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust or Bylaws.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year, unless otherwise required by applicable law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has selected [                ] as the independent registered public accounting firm of the Fund. [                ] is responsible for the auditing of the annual financial statements of the Fund. [                ]’s principal business address is [                ].

LEGAL COUNSEL

Willkie Farr & Gallagher LLP is counsel to the Fund. Certain legal matters of Delaware law relating to the legality of the shares have been passed on by Morris, Nichols, Arsht & Tunnell LLP.

BENEFICIAL OWNERS

To the knowledge of the Fund, no person or entity owned, beneficially or of record, 5% or more of the Fund’s outstanding Shares as of March 31, 2020.

INQUIRIES AND FINANCIAL INFORMATION

Inquiries concerning the Fund and the shares (including information concerning subscription and withdrawal procedures) should be directed to your financial advisor or to (800) 221-5672.

The Fund’s audited financial statements are incorporated herein by reference to its annual report for the fiscal year ended March 31, 2020. Shareholders may request a copy of the annual report at no charge by calling the Fund at the telephone number indicated above during regular business hours. The Fund’s annual report and semi-annual report are also available free of charge via hyperlink at www.bernstein.com and by clicking on “Investments”, then “Prospectuses, SAIs and Shareholder Reports”, then “Multi-Manager Alternative Fund”.

APPENDIX A

INVESTOR QUALIFICATIONS

In order to be eligible to purchase shares of the Fund, a prospective investor must qualify as an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by meeting one of the following eligibility criteria. The prospective investor is an Accredited Investor if it is:

(a)      a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(b)      a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

(c)      an insurance company as defined in Section 2(a)(13) of the Securities Act;

(d)      an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

(e)      a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(f)      a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g)      an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if: (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser; or (ii) the employee benefit plan has total assets in excess of $5,000,000; or (iii) the plan is a self-directed plan with investment decisions made solely by persons that are Accredited Investors;

(h)      a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(i)      an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, partnership or limited liability company not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(j)      a natural person who had an individual income* in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(k)      a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000**;

(l)      a trust not revocable by its grantors, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment;

(m)      a revocable trust which may be amended or revoked at any time by the grantors thereof and all the grantors are Accredited Investors because they meet one or more of the additional criteria that appear in this list; or

(n)      an entity in which all of the equity owners are Accredited Investors.

A-1

*             For purposes of this determination, individual income means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account or Keogh retirement plan (as defined in the Code); (v) alimony paid; and (vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code.

**            For purposes of this Appendix A, the “net worth” of an individual investor or the combined “net worth” of an individual investor and his or her spouse means the excess of total assets at fair market value over total liabilities, but excluding from total assets the value of the investor’s primary residence. In calculating net worth, any indebtedness that is secured by such primary residence shall not be included as a liability, other than the amount of such indebtedness in excess of (i) the amount outstanding 61 days ago, unless incurred as a result of the acquisition of such residence, or (ii) the estimated fair market value of such residence (whichever excess amount of indebtedness is greater).

A-2

Appendix B

Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy (“Proxy Voting Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company- specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies

In certain markets (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company’s remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by- case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non- audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

Until [September 9], 2020 (40 days after the date of this prospectus), all dealers that buy, sell or trade these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

PRO-0140-0720

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements.

The Registrant’s financial highlights are included in Part A of the Registration Statement.

2. Exhibits.

(a)	(i) Certificate of Trust is incorporated by reference to Registrant’s initial Registration Statement on Form N-2, filed on February 28, 2012.

(ii) Declaration of Trust is incorporated by reference to Registrant’s initial Registration Statement on Form N-2, filed on February 28, 2012.

(b)	By-Laws are incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on June 11, 2012.

(c)	Not applicable.

(d)	Instruments Defining Rights of Shareholders – Incorporated herein by reference to Exhibits (a) and (b) above.

(e)	Not applicable.

(f)	Not applicable.

(g)	(i) Advisory Agreement between Registrant and AllianceBernstein L.P.*

(ii) Advisory Agreement between the Subsidiary and AllianceBernstein L.P.*

(h)	(i) Distribution and Shareholder Servicing Agreement between Registrant and Sanford C. Bernstein & Company, LLC.*

(ii) Distribution and Shareholder Servicing Agreement between Registrant and AllianceBernstein Investments, Inc.*

(i)	Not applicable.

(j)	Custody Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2, filed on July 30, 2018.

(k)	(i) Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2, filed on July 30, 2018.

(ii) Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. is incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2, filed on July 30, 2018.

(iii) Expense Limitation Agreement is incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2, filed on July 30, 2018.

(iv) Administrative Reimbursement Agreement between Registrant and AllianceBernstein L.P. is incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2, filed on July 30, 2018.

(v) Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2, filed on June 20, 2016.

(vi) Amendment to Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2, filed on June 21, 2019.

(vii) Novation Agreement among Registrant, State Street Bank and Trust Company and International Fund Services (N.A.) L.L.C. is incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2, filed on June 21, 2019.

(l)	(i) Opinion and consent of counsel with respect to the legality of shares.**

(ii) Tax Opinion of Willkie Farr & Gallagher LLP is incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2, filed on July 30, 2018.

(m)	Not applicable.

(n)	Consent of [ ], independent registered public accounting firm for Registrant.**

(o)	Not applicable.

(p)	Certificate of Initial Stockholder is incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on June 11, 2012.

(q)	Not applicable.

(r)	(i) Code of Ethics of Registrant is incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on June 11, 2012.

(ii) Code of Business Conduct and Ethics of AllianceBernstein L.P., Sanford C. Bernstein & Company, LLC and AllianceBernstein Investments, Inc. is incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on June 11, 2012.

(s)	(i) Powers of Attorney for the Registrant*

(ii) Powers of Attorney for AB Multi-Manager Alternative Fund (Cayman), Ltd.*

*	Filed herewith.
**	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Reference is made to the underwriting agreements included as Exhibit (h) hereto.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement.

Description of Fees and Expenses	Estimated Expenses
Registration Fees	$129.80
Financial Industry Regulatory Authority fees	$650
Promotion fees	$0
Printing Fees	$16,000
Accounting fees and expenses	$0
Legal Fees and Expenses	$20,000
Miscellaneous	$0
Total Estimated Fees and Expenses	$36,779.80

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not control any company, and no person directly or indirectly controls or is under common control with the Registrant, except that the Registrant may be deemed to be controlled by AllianceBernstein L.P., the investment adviser of the Registrant (the “Investment Manager”). The Investment Manager is a limited partnership formed under the laws of the State of Delaware. Equitable Holdings, Inc., the holding company for a diverse group of financial services companies, holds a controlling interest in the Investment Manager and in AllianceBernstein Corporation, the Investment Manager’s general partner.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Record Holders (as of June 11, 2020)
Shares of Common Stock	5,186

ITEM 30.	INDEMNIFICATION

Reference is made to Section 7.2 of Article VII of the Registrant’s Declaration of Trust (the “Declaration of Trust”), filed herewith as Exhibit (a)(ii).

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 17 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), limits the ability of the Registrant to indemnify its Trustees, officers, and controlling persons.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Investment Manager is primarily engaged in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of the Investment Manager on file with the Commission (File No. 801-56720) for a description of the names and employment of the directors and officers of the Investment Manager and other required information.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act and the rules promulgated thereunder, are maintained by the Registrant, c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105 and the following service providers:

State Street Bank and Trust Company, State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210.

AllianceBernstein Investor Services, Inc., 8000 IH 10 W, 4th Floor, San Antonio, TX 78230.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1.	The Registrant undertakes:

a.

to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (1) to include any prospectus required by Section 10(a)(3) of the Securities Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b.

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.

for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and the State of New York, on the 19th day of June, 2020.

AB MULTI-MANAGER ALTERNATIVE FUND (Registrant)

By:	/s/ Beata Kirr
Beata Kirr
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLES	DATE

/s/ Beata Kirr Beata Kirr	Trustee, President and Chief Executive Officer	June 19, 2020

* R. Jay Gerken	Trustee	June 19, 2020

* Jeffrey R. Holland	Trustee	June 19, 2020

* William Kristol	Trustee	June 19, 2020

* Michelle McCloskey	Trustee	June 19, 2020

* Debra Perry	Trustee	June 19, 2020

* Donald K. Peterson	Trustee	June 19, 2020

/s/ Joseph J. Mantineo Joseph J. Mantineo	Treasurer and Chief Financial Officer	June 19, 2020

*By: /s/ Eric C. Freed Eric C. Freed, Attorney-in-Fact		June 19, 2020

SIGNATURES

This Registration Statement contains certain disclosure regarding AB Multi-Manager Alternative Fund (Cayman), Ltd. (the “Subsidiary”). The Subsidiary has, subject to the next sentence, duly caused this Registration Statement on Form N-2 of AB Multi-Manager Alternative Fund (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 19th day of June, 2020. The Subsidiary is executing this Registration Statement only in respect of the disclosure contained herein specifically describing the Subsidiary and hereby disclaims any responsibility of liability as to any other disclosures in this Registration Statement.

AB MULTI-MANAGER ALTERNATIVE FUND (CAYMAN), LTD.
By: /s/ Beata Kirr
Beata Kirr
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLES	DATE

/s/ Beata Kirr Beata Kirr	Director, President and Chief Executive Officer	June 19, 2020

* R. Jay Gerken	Director	June 19, 2020

* Jeffrey R. Holland	Director	June 19, 2020

* William Kristol	Director	June 19, 2020

* Michelle MCloskey	Director	June 19, 2020

* Debra Perry	Director	June 19, 2020

* Donald K. Peterson	Director	June 19, 2020

*By: /s/ Eric C. Freed Eric C. Freed, Attorney-in-Fact		June 19, 2020